This combined prospectus sets forth concisely the information a prospective investor should know before investing in the following funds: Scudder Tax Free Money Fund; Scudder Limited Term Tax Free Fund and Scudder Medium Term Tax Free Fund, each a diversified series of Scudder Tax Free Trust; Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund, each a diversified series of Scudder Municipal Trust. All three Trusts are open-end management investment companies. Please retain this prospectus for future reference.


SCUDDER HIGH YIELD TAX FREE FUND MAY INVEST UP TO 50% OF ITS ASSETS IN LOWER QUALITY BONDS, COMMONLY REFERRED TO AS JUNK BONDS. BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND.


If you require more detailed information, the Funds' Statement of Additional Information dated March 1, 1998, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statement, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission and is available along with other related materials on the SEC's Internet web site (http://www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents--see page 10.

-----------------------------------------
NOT FDIC-     MAY LOSE VALUE
INSURED       NO BANK GUARANTEE
-----------------------------------------

code              [LOGO] PRINTED WITH           [LOGO] Printed on recycled paper
goes                     SOYINK
here

SCUDDER [LOGO]

Scudder Tax Free
Money Fund

Scudder Limited Term
Tax Free Fund

Scudder Medium Term
Tax Free Fund

Scudder Managed
Municipal Bonds

Scudder High Yield
Tax Free Fund


------------------------------
March 1, 1998


Prospectus

Five pure no-load(TM) (no sales charges) mutual funds seeking tax-free income through different investment objectives.


Shares of the Funds are not insured or guaranteed by the U.S. Government. Scudder Tax Free Money Fund seeks to maintain a constant net asset value of $1.00 per share but there can be no assurance that a stable net asset value will be maintained.

---------------------------------------
Expense information
---------------------------------------


--------------------------------------------------------------------------------
How to compare a Scudder Family of Funds pure no-load(TM) fund

This information is designed to help you understand the various costs and expenses of investing in Scudder Tax Free Money Fund and Scudder Medium Term Tax Free Fund. By reviewing this table and those in other mutual funds' prospectuses, you can compare each Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1) Shareholder transaction expenses: Expenses charged directly to your individual account in either Fund for various transactions.

                                                     Scudder Tax Free    Scudder Medium
                                                        Money Fund     Term Tax Free Fund
                                                        ----------     ------------------

      Sales commissions to purchase shares (sales load)    NONE               NONE
      Commissions to reinvest dividends                    NONE               NONE
      Redemption fees                                      NONE*              NONE*
      Fees to exchange shares                              NONE               NONE

2) Annual Fund operating expenses: Expenses paid by either Fund before it distributes its net investment income, expressed as a percentage of its average daily net assets for the year ended December 31, 1997.

      Investment management fees          0.50% +           0.58%
      12b-1 fees                          NONE              NONE
      Other expenses                      0.26%             0.16%
                                          ----              ----
      Total Fund operating expenses       0.76% +           0.74%
                                          ====              ====

Example

Based on the levels of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by each Fund before it distributes its net investment income to shareholders. (As noted above, the Funds have no redemption fees of any kind.)

      One year                      $ 8              $ 8
      Three years                    24               24
      Five years                     42               41
      Ten years                      94               92

See "Fund organization--Investment adviser" for further information about the investment management fees. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.
* You may redeem by writing or calling the Funds or by Write-A-Check. If you wish to receive redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."
+ Until April 30, 1998, the Adviser has agreed to waive a portion of its fee to the extent necessary so that the total annualized expenses of the Fund do not exceed 0.65% of average daily net assets. Expenses shown above are restated to reflect what the Fund would have paid during the fiscal year ended December 31, 1997, absent such waiver. Actual expenses for the fiscal year ended December 31, 1997 were: investment management fee 0.39%, other expenses 0.26% and total Fund operating expenses 0.65%.

--------------------------------------------------------------------------------



--
2

---------------------------------------
Expense information
---------------------------------------

--------------------------------------------------------------------------------
How to compare a Scudder Family of Funds pure no-load(TM) fund

This information is designed to help you understand the various costs and expenses of investing in Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund. By reviewing this table and those in other mutual funds' prospectuses, you can compare each Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1) Shareholder transaction expenses: Expenses charged directly to your individual account in either Fund for various transactions.

                                                            Scudder Managed    Scudder High Yield
                                                            Municipal Bonds       Tax Free Fund
                                                            ---------------       -------------
      Sales commissions to purchase shares (sales load)           NONE               NONE
      Commissions to reinvest dividends                           NONE               NONE
      Redemption fees                                             NONE*              NONE*
      Fees to exchange shares                                     NONE               NONE

2) Annual Fund operating expenses: Expenses paid by either Fund before it distributes its net investment income, expressed as a percentage of its average daily net assets for the year ended December 31, 1997.


      Investment management fees               0.51%       0.67%
      12b-1 fees                               NONE        NONE
      Other expenses                           0.13%       0.23%
                                               ----        ----
      Total Fund operating expenses            0.64%       0.90%
                                               ====        ====


Example

Based on the levels of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by each Fund before it distributes its net investment income to shareholders. (As noted above, the Funds have no redemption fees of any kind.)


      One year                                  7          $9
      Three years                              20          29
      Five years                               36          50
      Ten years                                80         111


See "Fund organization--Investment adviser" for further information about the investment management fees. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Funds. If you wish to receive redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

--------------------------------------------------------------------------------



                                                                              --

---------------------------------------
Expense information
---------------------------------------

--------------------------------------------------------------------------------
How to compare a Scudder Family of Funds pure no-load(TM) fund

This information is designed to help you understand the various costs and expenses of investing in Scudder Limited Term Tax Free Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1) Shareholder transaction expenses: Expenses charged directly to your individual account in the Fund for various transactions.

                                                        Scudder Limited Term
                                                            Tax Free Fund
                                                            -------------

Sales commissions to purchase shares (sales load)              NONE

Commissions to reinvest dividends                              NONE

Redemption fees                                                NONE*

Fees to exchange shares                                        NONE

2) Annual Fund operating expenses: Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ended October 31, 1997.

Investment management fee (after waiver)                            0.52%**

12b-1 fees                                                          NONE

Other expenses (after reimbursement)                                0.23%**
                                                                    ----
Total Fund operating expenses (after waiver and reimbursements)     0.75%**
                                                                    ====

Example

Based on the level of Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders. (As noted above, the Fund has no redemption fees of any kind.)

      1 Year      3 Years         5 Years     10 Years
      ------      -------         -------     --------
        $8          $24             $42          $93

See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Fund or by Write-A-Check. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

** Until February 28, 1999, the Adviser has agreed to reimburse Fund operating expenses and waive a portion of its fee to the extent necessary so that the total annualized expenses of the Fund do not exceed 0.75% of average daily net assets. If the Adviser had not agreed to waive and/or reimburse a portion of its fee for the fiscal period ended October 31, 1997, the Fund's expenses would have been: investment management fee 0.60%, other expenses 0.23% and total operating expenses 0.83%.

--------------------------------------------------------------------------------



--
4

---------------------------------------
Financial highlights
---------------------------------------

Scudder Tax Free Money Fund
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1997, which may be obtained without charge by writing or calling Scudder Investor Services, Inc.

--------------------------------------------------------------------------------

                                                       Years Ended December 31,

                                          1997      1996    1995     1994     1993     1992     1991     1990    1989      1988
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning               -----------------------------------------------------------------------------------------
   of period ..........................  $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
                                         -----------------------------------------------------------------------------------------
Net investment income .................    .031     .029     .032     .022     .018     .025     .041     .053     .057     .046
Less distributions from net
   investment income ..................   (.031)   (.029)   (.032)   (.022)   (.018)   (.025)   (.041)   (.053)   (.057)   (.046)
                                         -----------------------------------------------------------------------------------------
Net asset value, end of period ........  $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
                                         -----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ......................    3.10     2.91     3.27     2.26     1.86     2.54     4.20     5.44     5.83     4.73
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) .......................     283      220      239      257      222      267      279      303      279      358
Ratio of operating expenses net,
   to average daily net assets (%) ....     .65      .70      .75      .77      .75      .73      .70      .72      .70      .67
Ratio of operating expenses before
   expense reductions to average
   daily net assets ...................     .76      .75      .75      .77      .75      .73      .70      .72      .70      .67
Ratio of net investment income
   to average daily net assets (%) ....    3.06     2.86     3.21     2.24     1.84     2.53     4.12     5.30     5.67     4.61

--------------------------------------------------------------------------------


                                                                              --

---------------------------------------
Financial highlights
---------------------------------------

Scudder Medium Term Tax Free Fund
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1997, which may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                      Years Ended December 31,

                                        1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
----------------------------------------------------------------------------------------------------------------------------------
                                      --------------------------------------------------------------------------------------------
Net asset value, beginning
  of period .........................  $11.15   $11.26   $10.39   $11.36   $10.86   $10.62   $10.11   $10.04   $10.02   $10.07
                                      --------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income .............     .52      .53      .54      .53      .60      .65      .67      .54      .56      .54
Net realized and unrealized gain
  (loss) on investments .............     .31     (.09)     .92     (.92)     .56      .27      .52      .07      .02     (.05)
                                      --------------------------------------------------------------------------------------------
Total from investment operations ....     .83      .44     1.46     (.39)    1.16      .92     1.19      .61      .58      .49
                                      --------------------------------------------------------------------------------------------
Less distributions:
From net investment income ..........    (.52)    (.53)    (.54)    (.53)    (.60)    (.65)    (.67)    (.54)    (.56)    (.54)
From net realized gains on
  investments .......................    (.05)    (.02)    (.05)    (.05)    (.06)    (.03)    (.01)      --       --       --
                                      --------------------------------------------------------------------------------------------
Total distributions .................    (.57)    (.55)    (.59)    (.58)    (.66)    (.68)    (.68)    (.54)    (.56)    (.54)
                                      --------------------------------------------------------------------------------------------
                                      --------------------------------------------------------------------------------------------
Net asset value, end of period ......  $11.41   $11.15   $11.26   $10.39   $11.36   $10.86   $10.62   $10.11   $10.04   $10.02
                                      --------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ................    7.69     4.02    14.32    (3.50)   10.94     8.93    12.13     6.29     6.00     4.92
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) ......................     657      651      712      701    1,017      661      268       27       54       99
Ratio of operating expenses net,
  to average daily net assets (%) ...     .74      .72      .70      .63      .14       --       --      .97      .91      .79
Ratio of operating expenses before
  expense reductions, to average
  daily net assets ..................     .74      .72      .72      .71      .75      .80      .88     1.00      .91      .79
Ratio of net investment income to
  average daily net assets (%) ......    4.67     4.75     4.92     4.94     5.35     6.07     6.44     5.37     5.62     5.05
Portfolio turnover rate (%) .........    13.4     14.1     36.1     33.8     37.3     22.4     14.0    116.9     15.7     31.2

On November 1, 1990, the Fund adopted its present name and objective. Prior to that date, the Fund was known as the 1990 Portfolio of the Scudder Tax Free Target Fund and its objective was to provide high tax-free income and current liquidity. Financial information for each of the three years in the period ended December 31, 1990 should not be considered representative of the present Fund.

(a)   Total returns may have been lower had certain expenses not been reduced.

--------------------------------------------------------------------------------


--
6

---------------------------------------
Financial highlights
---------------------------------------

Scudder Managed Municipal Bonds
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1997, which may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                        Years Ended December 31,

                                           1997     1996     1995     1994     1993    1992     1991     1990     1989     1988
----------------------------------------------------------------------------------------------------------------------------------
                                        ------------------------------------------------------------------------------------------
Net asset value, beginning of period ..   $8.84    $8.94    $8.07    $9.09    $8.72    $8.80    $8.45    $8.54    $8.60    $8.24
                                        ------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income .................     .46      .45      .48      .46      .47      .51      .53      .55      .59      .60
Net realized and unrealized gain
  (loss) on investment transactions ...     .34     (.10)     .87    (1.00)     .66      .25      .47       --      .33      .38
                                        ------------------------------------------------------------------------------------------
Total from investment operations ......     .80      .35     1.35     (.54)    1.13      .76     1.00      .55      .92      .98
                                        ------------------------------------------------------------------------------------------
Less distributions:
From net investment income ............    (.46)    (.45)    (.48)    (.46)    (.47)    (.51)    (.53)    (.55)    (.59)    (.60)
From net realized gains on
  investment transactions .............    (.05)      --       --       --     (.29)    (.33)    (.12)    (.09)    (.39)    (.02)
In excess of net realized gains .......      --       --       --     (.02)      --       --       --       --       --       --
                                        ------------------------------------------------------------------------------------------
Total distributions ...................    (.51)    (.45)    (.48)    (.48)    (.76)    (.84)    (.65)    (.64)    (.98)    (.62)
                                        ------------------------------------------------------------------------------------------
                                        ------------------------------------------------------------------------------------------
Net asset value, end of period ........   $9.13    $8.84    $8.94    $8.07    $9.09    $8.72    $8.80    $8.45    $8.54    $8.60
                                        ------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ......................    9.29     4.15    17.12    (6.04)   13.32     8.98    12.23     6.77    11.19    12.27
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) ........................     728      737      775      709      910      830      796      719      691      635
Ratio of operating expenses to
  average net assets (%) ..............     .64      .63      .63      .63      .63      .63      .64      .61      .62      .61
Ratio of net investment income
  to average net assets (%) ...........    5.12     5.20     5.59     5.41     5.21     5.76     6.16     6.61     6.78     7.13
Portfolio turnover rate (%) ...........     9.8     12.2     17.8     33.7     52.8     59.6     32.4     72.1     89.8     75.5

--------------------------------------------------------------------------------


                                                                              --

---------------------------------------
Financial highlights
---------------------------------------

Scudder High Yield Tax Free Fund
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1997, which may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                        Years Ended December 31,

                                          1997    1996     1995     1994     1993     1992     1991     1990     1989     1988
----------------------------------------------------------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------------------
Net asset value, beginning
  of period ..........................  $12.04   $12.19   $10.86   $12.55   $11.90   $11.67   $11.19   $11.35   $11.06   $10.52
                                       -------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income ................     .67      .66      .68      .70      .67      .72      .76      .77      .76      .83
Net realized and unrealized gain
  (loss) on investments ..............     .74     (.15)    1.37    (1.73)     .93      .50      .69     (.11)     .35      .54
                                       -------------------------------------------------------------------------------------------
Total from investment operations .....    1.41      .51     2.05    (1.03)    1.60     1.22     1.45      .66     1.11     1.37
                                       -------------------------------------------------------------------------------------------
Less distributions:
From net investment income ...........    (.67)    (.66)    (.72)    (.66)    (.67)    (.72)    (.76)    (.77)    (.76)    (.83)
From net realized gains on
  investment transactions ............      --       --       --       --     (.21)    (.27)    (.21)    (.05)    (.06)      --
In excess of net realized gains ......      --       --       --       --     (.07)      --       --       --       --       --
                                       -------------------------------------------------------------------------------------------
Total distributions ..................    (.67)    (.66)    (.72)    (.66)    (.95)    (.99)    (.97)    (.82)    (.82)    (.83)
                                       -------------------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------------------
Net asset value, end of period .......  $12.78   $12.04   $12.19   $10.86   $12.55   $11.90   $11.67   $11.19   $11.35   $11.06
                                       -------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) .....................   12.04     4.43    19.28    (8.38)   13.85    10.88    13.36     6.02    10.32    13.48
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) .......................     337      293      304      260      317      204      160      129      114       74
Ratio of operating expenses, net
  to average daily net assets (%) ....     .90      .91      .80      .80      .92      .98     1.00     1.00     1.00      .67
Ratio of operating expenses before
  expense reductions, to average
  daily net assets (%) ...............     .90      .95      .94      .97      .98      .99     1.04     1.09     1.15     1.25
Ratio of net investment income
  to average net assets (%) ..........    5.43     5.59     5.77     6.01     5.38     6.10     6.65     6.88     6.72     7.65
Portfolio turnover rate (%) ..........    33.2     21.9     27.3     34.3     56.4     56.6     45.5     33.4     75.8     36.7

--------------------------------------------------------------------------------


--
8

---------------------------------------
Financial highlights
---------------------------------------


Scudder Limited Term Tax Free Fund
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated October 31, 1997, which may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                                                For the Period
                                                                                              February 15, 1994
                                                                                                (commencement
                                                                  Years Ended October 31,     of operations) to
                                                                                                  October 31,
                                                              1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------
                                                           --------------------------------------------------
Net asset value, beginning of period ...................     $11.98       $12.01       $11.67       $12.00
                                                           --------------------------------------------------
Income from investment operations:
Net investment income ..................................        .52          .53          .56          .38
Net realized and unrealized gain
  (loss) on investments ................................        .16         (.02)         .34         (.33)
                                                           --------------------------------------------------
Total from investment operations .......................        .68          .51          .90          .05
                                                           --------------------------------------------------
Less distributions from:
Net investment income ..................................       (.52)        (.53)        (.56)        (.38)
Net realized gain on investment
  transactions .........................................       (.02)        (.01)          --           --
                                                           --------------------------------------------------
Total distributions ....................................       (.54)        (.54)        (.56)        (.38)
                                                           --------------------------------------------------
                                                           --------------------------------------------------
Net asset value, end of period .........................     $12.12       $11.98       $12.01       $11.67
                                                           --------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ...................................       5.89         4.33         7.94          .44**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .................        117          124          122           68
Ratio of operating expenses, net to
  average daily net assets (%) .........................        .75          .63          .23           --
Ratio of operating expenses before expense
  reductions, to average daily net assets (%) (a) ......        .83          .82          .85         1.29*
Ratio of net investment income to average daily
  net assets (%) .......................................       4.32         4.46         4.78         4.84*
Portfolio turnover rate (%) ............................       17.8         37.7         37.5         36.3*

(a)   Total returns would have been lower had certain expenses not been reduced.
*     Annualized
**    Not annualized

--------------------------------------------------------------------------------



                                                                              --

---------------------------------------
A message from the President
---------------------------------------

[PHOTO]
Edmond D. Villani, President
and CEO, Scudder Kemper
Investments, Inc.

Scudder Kemper Investments, Inc., investment adviser to the Scudder Family of Funds, is one of the largest and most experienced investment management organizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

We offered America's first no-load mutual fund in 1928, and today the Scudder Family of Funds includes over 45 no-load mutual fund portfolios. We also manage the mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund, and numerous other open and closed-end funds that invest in this country and other countries around the world.

The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds as well as IRAs, 401(k)s, Keoghs and other retirement plans.

Services available to shareholders include toll-free access to the professional service representatives of Scudder Investor Relations, easy exchange among funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Investor Centers.

The Scudder Family of Funds includes those Funds, or classes of Funds, advised by Scudder Kemper Investments, Inc., that are offered without commissions to purchase or redeem shares or to exchange from one fund to another. There are no 12b-1 fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.


/s/ Edmond D. Villani


---------------------------------------
Scudder tax free funds
---------------------------------------

Five pure no-load(TM) (no sales charges) mutual funds seeking tax-free income through different investment objectives:

  o Scudder Tax Free Money Fund

  o Scudder Limited Term Tax Free Fund

  o Scudder Medium Term Tax Free Fund

  o Scudder Managed Municipal Bonds

  o Scudder High Yield Tax Free Fund

---------------------------------------
Contents
---------------------------------------

Investment characteristics .................................................  17
Scudder Tax Free Money Fund ................................................  18
Scudder Limited Term Tax Free Fund .........................................  20
Scudder Medium Term Tax Free Fund ..........................................  21
Scudder Managed Municipal Bonds ............................................  22
Scudder High Yield Tax Free Fund ...........................................  24
Selecting among the Funds ..................................................  25
Additional information about policies
  and investments ..........................................................  27
Distribution and performance information ...................................  31
Fund organization ..........................................................  32
Summary of important features ..............................................  34
Transaction information ....................................................  35
Shareholder benefits .......................................................  39
Purchases ..................................................................  41
Exchanges and redemptions ..................................................  42
Appendix ...................................................................  44
Trustees and Officers ......................................................  46
Investment products and services
How to contact Scudder .....................................................  52


--
10

---------------------------------------
Investment characteristics
---------------------------------------

Scudder Tax Free Money Fund, Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund, Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund (collectively the "Funds" and individually, the "Fund") are tax-free income funds advised by Scudder Kemper Investments, Inc. (the "Adviser"). The five Funds' prospectuses are presented together so you can understand their important differences and decide which Fund or combination of Funds is most suitable for your investment needs.

Tax-free income

The five Funds have different investment objectives and characteristics, yet they all seek to provide income that is, in the opinion of bond counsel, free from regular federal income tax, by investing in municipal securities. Municipal securities include notes and bonds issued by states, cities and towns to raise revenue for various public purposes.

Depending on your tax bracket, your return from these Funds may be substantially higher than the after-tax return you would earn from comparable taxable investments. The chart below shows what an investor would have to earn from a comparable taxable investment to equal the tax-free yield provided by the Funds for the period ended December 31, 1997.

Maturity of investments

A significant difference among these five Scudder tax-free funds is the average maturity of their investments.

Scudder Tax Free Money Fund invests primarily in short-term municipal notes and maintains a dollar-weighted average portfolio maturity of 90 days or less. Scudder Limited Term Tax Free Fund invests primarily in shorter-term, high-grade municipal debt securities and maintains a dollar-weighted average effective maturity of between one and five years. Scudder Medium Term Tax Free Fund invests primarily in high-grade intermediate-term municipal bonds (i.e., dollar-weighted average effective portfolio maturity of between five and 10 years). Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund each have flexible investment policies regarding maturity, but both normally invest in long-term municipal securities (i.e., having more than 10 year maturities). The yield and the potential for price fluctuation are generally greater, the longer the maturity of the municipal security.

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              TAX-FREE YIELDS and CORRESPONDING TAXABLE EQUIVALENTS

                                        Tax-Free Yield                 Taxable
                                    for the 30-day period          Equivalent Yield**
                                            ended
                                                          28% Tax   31% Tax   36% Tax   39.6% Tax
                                      December 31, 1997   Bracket   Bracket   Bracket    Bracket
                                      -----------------   -------   -------   -------    -------
Scudder Tax Free Money Fund*                3.45%          4.79%     5.00%     5.39%      5.71%

Scudder Limited Term Tax Free Fund          3.70%          5.14%     5.36%     5.78%      6.13%

Scudder Medium Term Tax Free Fund           3.89%          5.40%     5.64%     6.08%      6.44%

Scudder Managed Municipal Bonds             4.28%          5.94%     6.20%     6.69%      7.09%

Scudder High Yield Tax Free Fund            4.57%          6.35%     6.62%     7.14%      7.57%

* The tax-free yield for Scudder Tax Free Money Fund is for the seven-day period ended December 31, 1997.

** Based on federal income tax rates in effect for the 1997 taxable year. The yield levels of tax-free and taxable investments continuously change. Before investing in a Scudder tax-free fund, you may want to compare its yield to the after-tax yield of an investment paying taxable income.

      For up-to-date yield information on these Scudder tax-free funds, shareholders can call SAIL, Scudder Automated Information Line, toll-free, at any time: 1-800-343-2890.
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                                                                              --

Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund have historically had the highest yields of the five Funds since these Funds usually have the longest average maturities. Scudder Tax Free Money Fund, which seeks to maintain a share price of $1.00 and invests in shorter-term securities, offers the greatest capital protection of these five Funds.

Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund, Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund are designed to offer, on average, more income than Scudder Tax Free Money Fund. Scudder Limited Term Tax Free Fund and Scudder Medium Term Tax Free Fund offer greater price stability but lower yield potential than Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund. This price stability reduces the impact of interest rate changes on the Fund's share price, but does not eliminate credit risk.

Other factors in addition to maturity affect the yield and price fluctuation of each Fund, including the absolute level of interest rates, the relationship among short-, medium- and long-term interest rates, the quality of the Fund's investments and the Fund's expenses. The share prices of Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund, Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund tend to rise as interest rates decline and decline as interest rates rise.


Except as otherwise indicated, each Fund's investment objectives and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that a Fund's objectives will be met.


---------------------------------------
Scudder Tax Free Money Fund
---------------------------------------

Investment objectives and policies

Scudder Tax Free Money Fund, a diversified open-end management investment company, seeks to provide income exempt from regular federal income tax and stability of principal through investments in municipal securities. All of the Fund's investments are high quality, have a remaining maturity of 397 calendar days or less and have minimal credit risk as determined by the Adviser. The dollar-weighted average maturity of the Fund's portfolio is 90 days or less.

The Fund seeks to maintain a constant net asset value of $1.00 per share, although in extreme circumstances this may not be possible. A small portion of the income may be subject to regular federal, alternative minimum, state and local income taxes.

Investments

All of the Fund's municipal securities must meet certain quality criteria at the time of purchase. Generally, the Fund may purchase only securities which are rated, or issued by an issuer rated, within the two highest quality rating categories of two or more of the following rating agencies: Moody's Investors Service, Inc. ("Moody's") (Aaa and Aa, MIG 1 and MIG 2, and P1 and P-2), Standard & Poor's Corporation ("S&P") (AAA and AA, SP1+ and SP1, A1+ and A1 and A-2) and Fitch Investors Service, Inc. ("Fitch") (AAA and AA, F1 and F2). Where only one rating agency has rated a security (or its issuer), the Fund generally may purchase that security as long as the rating falls within the categories described above. Where a security (or its issuer) is unrated, the Fund may purchase that security if, in the judgment of the Adviser, it is comparable in quality to securities described above. All of the securities in which the Fund may invest are


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12
dollar-denominated and must meet credit standards applied by the Adviser pursuant to procedures established by the Trustees. Should an issue of municipal securities cease to be rated or if its rating is reduced below the minimum required for purchase by the Fund, the Adviser will dispose of any such security unless the Trustees of the Fund determine that such disposal would not be in the best interests of the Fund.


Amendments have been adopted to the federal rules regulating quality, maturity and diversification requirements of money market funds like the Fund. Money market funds must comply with the revised rules by July 1, 1998. The Fund intends to be in compliance with the amended requirements by that date.


The Fund may also invest in when-issued securities, whose market value may involve an unrealized gain or loss prior to settlement. In addition the Fund may invest, to a limited extent, in illiquid or restricted securities.

Municipal securities in which the Fund may invest include municipal notes, short-term municipal bonds, variable rate demand instruments and tax-exempt commercial paper. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and construction loan notes. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise tax or other source. Examples of taxable investments in which the Fund may invest include obligations of corporate issuers, U.S. Treasury obligations, U.S. Government obligations, money market instruments and repurchase agreements.

The Fund may invest more than 25% of its assets in industrial development or other private activity bonds, subject to the Fund's fundamental investment policies, and also subject to the Fund's 20% limitation on investing in securities whose investment income is subject to the alternative minimum tax ("AMT" bonds) and the Fund's current intention not to invest in municipal securities whose investment income is subject to regular federal income tax. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry. The Fund's distributions from interest on AMT bonds may be taxable depending upon an investor's particular situation. (For more information please see the Statement of Additional Information.)

It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Fund's assets will normally be invested in short-term municipal securities.


Under normal market conditions the Fund expects to invest 100% of its portfolio securities in municipal securities. The Fund may, on a temporary basis, hold and invest up to 20% of its assets in cash and cash equivalents and in temporary investments of taxable securities with remaining maturities of 397 calendar days or less. For temporary defensive purposes the Fund may invest more than 20% in such investments or may otherwise vary from its investment policies during periods when the Adviser determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. It is impossible to accurately predict how long such alternative strategies may be utilized. In 1997, all the Fund's dividends were 100% federally tax-exempt. The Fund may also invest in stand-by commitments and other puts, repurchase agreements, participation interests



                                                                              --
and when-issued or forward delivery securities. See "Additional information about policies and investments" for more information about these investment techniques.

---------------------------------------
Scudder Limited Term Tax Free Fund
---------------------------------------

Investment objectives and policies

Scudder Limited Term Tax Free Fund, a diversified series of Scudder Tax Free Trust, seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability. In pursuing this goal, the Fund maintains a diversified portfolio of shorter-term, high-grade municipal debt securities with a dollar-weighted average effective maturity of between one and five years. Within this limitation, the Fund may not purchase individual securities with effective maturities greater than 10 years at the time of purchase or issuance, whichever is later. To the extent the Fund invests in higher-grade securities, it will be unable to avail itself of opportunities for higher income which may be available with lower-grade investments.

The Fund's price and yield can fluctuate daily in response to changing bond market conditions.

Investments

The Fund invests in municipal securities that are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their subdivisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax. These securities include municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes.

The Fund may also invest in municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include general obligation bonds which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, revenue bonds, industrial development and other private activity bonds.

The Fund purchases securities that it believes are attractive and competitive values in terms of quality, yield and the relationship of current price to maturity value. However, recognizing the dynamics of municipal obligation prices in response to changes in general economic conditions, fiscal and monetary policies, interest rate levels and market forces such as supply and demand for various issues, the Adviser, subject to the Trustees' supervision, performs credit analysis and manages the Fund's portfolio continuously, attempting to take advantage of opportunities to improve total return, which is a combination of income and principal performance over the long term.

For federal income tax purposes, the income earned from municipal securities may be entirely tax-free, taxable or subject to only the alternative minimum tax. However, the Fund has no current intention of investing in municipal securities whose interest income is taxable or AMT bonds.

Normally, the Fund invests at least 65% of its net assets in municipal securities which are rated within the three highest quality rating categories of Moody's (Aaa, Aa and A), S&P or Fitch (AAA, AA and A) or their equivalents, or if unrated, judged by the Adviser to be of comparable quality at the time of purchase. The Fund will not invest in any debt security rated lower than Baa by Moody's, BBB by S&P or Fitch or of equivalent quality as determined by the Adviser. The Fund may, however, invest in a debt security so rated by one rating agency even though the security may be rated lower by one or more of the other agencies.

Securities must also meet credit standards applied by the Adviser. Should the rating of a


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14
portfolio security be downgraded after being purchased by the Fund, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.


It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Fund's total assets will normally be invested in municipal securities and, under normal market conditions, the Fund expects to invest 100% of its portfolio securities in municipal securities. However, for temporary defensive purposes or if an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of the Fund's assets may be held in cash or invested in short-term taxable investments, including U.S. Government obligations and money market instruments. The Fund may temporarily invest more than 20% of its assets in taxable securities during periods which, in the Adviser's opinion, require a defensive position. A portion of the Fund's income may be subject to regular federal, state and local income taxes. It is impossible to predict how long such alternative strategies may be utilized.

The Fund may also invest in third party puts, municipal lease obligations, variable rate demand instruments and when-issued or forward delivery securities, may purchase warrants to purchase debt securities, may enter into repurchase agreements and may also engage in strategic transactions. See "Additional information about policies and investments" for more information about these investment techniques.


---------------------------------------
Scudder Medium Term Tax Free Fund
---------------------------------------

Investment objectives and policies

Scudder Medium Term Tax Free Fund, a diversified series of Scudder Tax Free Trust, seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation. The Fund is designed for investors seeking a higher level of federally tax-free income than normally provided by tax-free money market or other short-term investments, and more price stability than investments in long-term municipal bonds.

The Fund will invest primarily in high-grade, intermediate-term municipal bonds. The dollar-weighted average effective maturity of the Fund's portfolio will range between five and 10 years. Within this limitation, the Fund may not purchase individual securities with effective maturities greater than 15 years. To the extent the Fund invests in high-grade securities, it will be unable to avail itself of opportunities for higher income which may be available with lower-grade investments.

Investments

The municipal securities in which the Fund may invest are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. Such municipal securities include municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes.

The Fund may also invest in municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include general obligation bonds which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, revenue bonds, prerefunded bonds, industrial development and other private activity bonds. The Fund may also invest in variable rate demand instruments.

The Fund may invest more than 25% of its assets in industrial development or other private activity bonds, subject to the Fund's fundamental investment policies, and also subject to the


                                                                              --

Fund's current intention not to invest in municipal securities whose investment income is taxable or AMT bonds. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity, bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Normally, the Fund invests at least 65% of its net assets in municipal bonds which are rated within the three highest quality rating categories of Moody's (Aaa, Aa and A), S&P or Fitch (AAA, AA and A) or their equivalents, or if unrated, judged by the Adviser to be of comparable quality at the time of purchase. The Fund will not invest in any debt security rated lower than Baa by Moody's, BBB by S&P or Fitch or of equivalent quality as determined by the Adviser. The Fund may, however, invest in a debt security so rated by one rating agency even though the security may be rated lower by one or more of the other agencies.

Securities must also meet credit standards applied by the Adviser. Should the rating of a portfolio security be downgraded after being purchased by the Fund, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.


At least 80% of the Fund's total assets will normally be invested in municipal bonds and, under normal market conditions, the Fund expects to invest 100% of its portfolio securities in municipal securities. However, for temporary defensive purposes or if an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of the Fund's assets may be held in cash or invested in short-term taxable investments, including U.S. Government obligations and money market instruments. The Fund may temporarily invest more than 20% of its assets in taxable securities during periods which, in the Adviser's opinion, require a defensive position. A portion of the Fund's income may be subject to regular federal, state and local income taxes. It is impossible to predict how long such alternative strategies may be utilized.


The Fund may also invest in stand-by commitments and other puts, repurchase agreements, reverse repurchase agreements, municipal lease obligations, variable rate demand instruments and when-issued or forward delivery securities, may purchase warrants to purchase debt securities, and may also engage in strategic transactions. See "Additional information about policies and investments" for more information about these investment techniques.

---------------------------------------
Scudder Managed Municipal Bonds
---------------------------------------

Investment objectives and policies

Scudder Managed Municipal Bonds, a diversified series of Scudder Municipal Trust, seeks to provide income exempt from regular federal income tax primarily through investments in high-grade, long-term municipal securities.

The Fund attempts to take advantage of opportunities in the market caused by such factors as temporary yield disparities among individual issues or classes of securities in an effort to achieve better capital performance than that of an unmanaged portfolio of municipal bonds.

All income distributed by the Fund is expected to be exempt from federal income taxes, but income may be subject to state and local income taxes. Ordinarily, the Fund expects that 100% of its portfolio securities will be in federally tax-exempt securities although a small portion of its income may be subject to regular federal or alternative minimum tax.

Investments

It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Fund's net assets will normally be invested in municipal bonds. Under normal market conditions, the Fund expects to invest


--
16

100% of its portfolio in municipal securities. The Fund has the flexibility to invest in municipal securities with short-, medium- and long-term maturities. During recent years, its portfolio has been invested primarily in long-term municipal bonds.

The municipal securities in which the Fund may invest are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their subdivisions, agencies and instrumentalities. The interest on these securities is exempt from regular federal income tax. These municipal securities include municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. The Fund may also invest in municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued.

Municipal bonds include: general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; revenue bonds; prerefunded bonds; industrial development and pollution control bonds. The Fund may also invest in other municipal securities such as variable rate demand instruments.

The Fund may invest more than 25% of its assets in industrial development or other private activity bonds, subject to the Fund's fundamental investment policies, and also subject to the Fund's 20% limitation on investing in municipal securities whose investment income is taxable or AMT bonds and the Fund's current intention not to invest in municipal securities whose investment income is subject to regular federal income tax. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.


Normally, the Fund invests at least 65% of its net assets in securities rated, or issued by an issuer rated, within the three highest quality rating categories of Moody's (Aaa, Aa and A), S&P or Fitch (AAA, AA and A) or their equivalents, or if unrated, judged by the Adviser, to be of comparable quality at the time of purchase. The Fund may invest up to 10% of its assets in debt securities rated lower than Baa by Moody's, BBB by S&P or Fitch or of equivalent quality as determined by the Adviser, but will not purchase bonds rated below B by Moody's, S&P or Fitch, or their equivalent. Unrated obligations will be purchased only if they are considered to be of a quality comparable to obligations rated as described above and are readily marketable. Securities must also meet credit standards applied by the Adviser. Should the rating of a portfolio security be downgraded after being purchased by the Fund, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security. For temporary defensive purposes or if an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of the Fund's assets may be held in cash or invested in short-term taxable investments, including U.S. Government obligations and money market instruments. The Fund may invest more than 20% of its assets in taxable securities to meet temporary liquidity requirements. It is impossible to predict how long such alternative strategies may be utilized.


The Fund may also invest in stand-by commitments and other puts, repurchase agreements, municipal lease obligations, variable rate demand instruments and when-issued or forward delivery securities, may purchase warrants to purchase debt securities, and may also engage in strategic transactions. See "Additional information about policies and investments" for more information about these investment techniques.


                                                                              --

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Scudder High Yield Tax Free Fund
---------------------------------------

Investment objectives and policies

Scudder High Yield Tax Free Fund, a diversified series of Scudder Municipal Trust, seeks to provide a high level of income, exempt from regular federal income tax, from an actively managed portfolio consisting primarily of investment-grade municipal securities.

The Fund will invest at least 50% of its assets in municipal bonds rated, at the time of purchase, within the four highest quality rating categories of Moody's (Aaa, Aa, A or Baa), S&P or Fitch (AAA, AA, A or BBB), or their equivalents as determined by the Adviser. The Fund may invest, however, up to 50% of its total assets in bonds rated below Baa by Moody's or below BBB by S&P or Fitch, or unrated securities considered to be of equivalent quality. The Fund may not invest in bonds rated below B by Moody's, S&P or Fitch, or their equivalent. Should the rating of a portfolio security be downgraded after being purchased by the Fund, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.


During the fiscal year ended December 31, 1997, the average monthly dollar-weighted market value of the bonds in the Fund's portfolio was rated as follows: 18% AAA, 8% AA, 12% A, 36% BBB and 26% not rated or below BBB. The bonds are rated by Moody's, S&P, or of equivalent quality as determined by the Adviser. A large portion of the Fund's bond holdings may trade at substantial discounts from face value.


High quality bonds, those within the two highest quality rating categories, characteristically have a strong capacity to pay interest and repay principal. Medium-grade bonds, those within the next two such categories, are defined as having adequate capacity to pay interest and repay principal. Lower-grade bonds (so-called "junk bonds"), those rated below Baa by Moody's or BBB by S&P or Fitch, involve greater price variability and a higher degree of speculation with respect to the payment of principal and interest. Although some have produced higher yields in the past than the investment-grade bonds in which the Fund primarily invests, lower-grade bonds are considered to be predominantly speculative and, therefore, carry greater risk.


The Fund expects to invest primarily in medium-grade bonds. For temporary defensive purposes, the Fund may vary from its investment policies during periods when the Adviser determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. During such periods the Fund may temporarily invest up to 100% of its assets in high-quality municipal securities and high-quality short-term tax-exempt or taxable instruments. It is impossible to accurately predict how long such alternative strategies may be utilized.


Investments

It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Fund's net assets will normally be invested in municipal securities. Under normal market conditions, the Fund expects to invest 100% of its portfolio assets in municipal securities, the interest income from which is, in the opinion of bond counsel, free from regular federal income tax. These municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their subdivisions, agencies and instrumentalities. Such municipal securities include municipal notes, which are generally used to provide short-term capital needs, and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes and construction loan notes.

The Fund may also invest in municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year


--
18
when issued. Municipal bonds include general obligation bonds, revenue bonds, prerefunded bonds, industrial development and pollution control bonds. General obligation bonds and notes are secured by the issuer's pledge of its full faith, credit and taxing power for payment of principal and interest. Revenue bonds and notes are generally paid from the revenues of a particular facility or a specific excise tax or other revenue source. The Fund may also invest in other municipal securities such as variable rate demand instruments. The Fund may invest more than 25% of its assets in industrial development or other private activity bonds, subject to the Fund's fundamental investment policies, and also subject to the Fund's 20% limitation on investing in AMT bonds and the Fund's current intention not to invest in municipal securities whose investment income is subject to regular federal income tax. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Under normal market conditions, the Fund expects to invest principally in municipal securities with long-term maturities (i.e., more than 10 years). The Fund has the flexibility, however, to invest in municipal securities with short- and medium-term maturities as well. The Fund may invest more than 20% of its total assets in taxable securities to meet temporary liquidity requirements.

The Fund may also invest in stand-by commitments and other puts, repurchase agreements, municipal lease obligations, variable rate demand instruments and when-issued or forward delivery securities and may also engage in strategic transactions. See "Additional information about policies and investments" for more information about these investment techniques.

The Fund's distributions from interest on certain municipal securities may be subject to the alternative minimum tax depending upon investors' particular situations. However, no more than 20% of the Fund's net assets will normally be invested in municipal securities whose interest income, when distributed to shareholders, is subject to the individual alternative minimum tax. In addition, state and local taxes may apply, depending on your state tax laws.

---------------------------------------
Selecting among the Funds
---------------------------------------

The five tax-free Funds discussed in this prospectus have been presented in the order of their place on the risk/return spectrum--from the least-risk Scudder Tax Free Money Fund to Scudder High Yield Tax Free Fund, which has the highest risk but also the highest return potential of the five. Investors should choose the Fund or Funds that best match their own tolerance for risk and requirements for tax-free income.

Scudder Tax Free Money Fund can be appropriate for investors looking for income at today's tax-free money market rates while enjoying stability of principal. For many investors what is most appealing about this Fund is that it seeks to maintain its share price at a constant net asset value of $1.00 per share. And since it pays income that is normally 100% free from regular federal income tax, investors normally retain the value of their initial investment, tax-free earnings on that investment, plus earnings on those earnings, if dividends are reinvested.

Scudder Limited Term Tax Free Fund is designed for investors seeking high tax-free income consistent with a high degree of price stability. While price and yield can fluctuate, the Fund may be appropriate for investors needing a secondary cash reserve, monthly income or a long-term savings vehicle.


                                                                              --

Investors may choose this Fund as an alternative to a tax-free money market fund. While a tax-free money fund is managed for total price stability, it generally offers lower and less stable yields than a short-term municipal bond fund. Further, the Fund may appeal to investors concerned about market volatility or the possibility of rising interest rates, who are willing to accept somewhat lower yields than normally provided by a longer-term bond fund in exchange for greater price stability.

Scudder Medium Term Tax Free Fund is designed for individual and institutional investors who are looking for higher after-tax income than comparable taxable investments can provide. The Fund seeks a higher level of income than tax-free money market instruments normally offer, and greater price stability than is generally available from longer-term municipal bonds. Over time, the Fund's share price will fluctuate with changing market conditions. When interest rates rise, the value of the securities held by this Fund will generally decline. A fall in interest rates will usually lead to an increase in the value of those securities. A fund with a maturity longer than Scudder Medium Term Tax Free Fund will tend to have a higher yield but will exhibit greater share price volatility; a fund with a shorter maturity will have a lower yield but offers more price stability.

Scudder Medium Term Tax Free Fund's emphasis on high-grade securities is also expected to limit credit risk. The Fund's professional managers will attempt to take advantage of market opportunities to achieve a higher total return than would be available from an unmanaged portfolio of intermediate-term municipal bonds.


Scudder Managed Municipal Bonds provides a vehicle for investing in primarily high-grade long term municipal bonds that are exempt from regular federal income tax. Investors also benefit from ongoing analysis and professional management by Scudder Kemper Investments, Inc.


Again, the Fund's professional managers attempt to take advantage of market opportunities to achieve a higher total return than unmanaged portfolios of municipal bonds. Typically, the Fund expects to have a higher yield than the three tax-free funds described above because its portfolio is usually invested in securities with longer maturities.


With its emphasis on investment-grade bonds, Scudder High Yield Tax Free Fund offers a sensible approach to high tax-free yields. It is designed for investors seeking the opportunity for yields higher than those normally offered by a fund emphasizing investment in only highest-quality bonds, but unwilling to assume the risk often associated with a fund emphasizing investment primarily in non-investment-grade bonds. Depending on your tax bracket, you may earn a substantially higher after-tax return from this Fund than from comparable investments whose income is subject to federal taxes. For example, if you are a high income taxpayer with a top federal income tax rate of 39.6% in 1997, you would need to earn a taxable yield of 7.57% to receive after-tax income equal to the 4.57% tax-free yield provided by Scudder High Yield Tax Free Fund for the 30-day period ended December 31, 1997.


The yield levels of tax-free and taxable investments continually change. Before investing in any of these Funds, you should compare their yields to the after-tax yields you would receive from comparable investments paying taxable income.


The Adviser maintains a large fixed-income research staff and has a long tradition of independent municipal bond credit analysis. As of December 31, 1997, the Adviser was responsible for managing more than $200 billion in assets globally.



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20

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Additional information about policies
and investments
---------------------------------------

Investment restrictions

The Funds have certain investment restrictions which are designed to reduce the Funds' investment risk. Fundamental investment restrictions may not be changed without a vote of shareholders; non-fundamental investment restrictions may be changed by a vote of the Trust's Board of Trustees. A complete listing of investment restrictions is contained under "Investment Restrictions" in the Funds' Statement of Additional Information.

As a matter of fundamental policy, the Funds may not borrow money, except as permitted under Federal law. Further, as a matter of non-fundamental policy, the Funds may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes, although the Funds may engage up to 5% of total assets in reverse repurchase agreements or dollar rolls.

As a matter of fundamental policy, the Funds may not make loans except through the lending of portfolio securities, the purchase of debt securities, interests in indebtedness or through repurchase agreements. The Funds have adopted a non-fundamental policy restricting the lending of portfolio securities to no more than 5% of total assets.


A complete listing of investment restrictions is contained under "Investment Restrictions" in the Funds' Statement of Additional Information.

When-issued securities

Each of the Funds may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Repurchase agreements

As a means of earning taxable income for periods as short as overnight, each of the Funds may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase them at a specified time and price. Income from repurchase agreements will be taxable when distributed to shareholders. See "Risk factors."


Illiquid securities

The Funds may invest in securities for which there is not an active trading market, or which have resale restrictions. These types of securities generally offer a higher return than more readily marketable securities, but carry the risk that the Funds may not be able to dispose of them at an advantageous time or price. For Scudder Tax Free Money Fund, some restricted securities, however, may be considered liquid despite resale restrictions, since they can be sold to other qualified institutional buyers under provisions of the Securities and Exchange Commission (Rule 144A securities and 4(2) paper). The Trust's Board of Trustees has delegated to the Adviser the authority to determine those Rule 144A securities and 4(2) paper that will be considered liquid.


Municipal lease obligations

Each of the Funds, with the exception of Scudder Tax Free Money Fund, may invest in municipal lease obligations and participation interests in such obligations. These obligations, which may take the form of a lease, an installment purchase contract or a conditional sales contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Funds will not hold such obligations directly, but will purchase a certificate of participation or other participation interest in a municipal obligation from a bank or other financial intermediary. A


                                                                              --
participation interest gives each Fund a proportionate interest in the underlying obligation.

Stand-by commitments and other puts

To facilitate liquidity, each of the Funds, with the exception of Scudder Limited Term Tax Free Fund, may enter into "stand-by commitments" permitting them to resell municipal securities to the original seller at a specified price. Stand-by commitments generally involve no cost, and any costs would be, in any event, limited to no more than 0.5% of the value of the assets of each Fund. Any such costs may, however, reduce yield.

Third party puts

Each of the Funds may purchase long-term fixed-rate bonds that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals (not exceeding 397 calendar days in the case of Scudder Tax Free Money Fund) to tender (or "put") its bonds to the institution and receive the face value thereof. These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. See "Risk factors."

Variable rate demand instruments

Each of the Funds may also invest in variable rate demand instruments. Variable rate demand instruments are securities with long-stated maturities but demand features that allow the holder to demand 100% of the principal plus interest within one to seven days. The coupon varies daily, weekly or monthly with the market. The price remains at par and this provides a great deal of stability to the portfolio at market yields.


Tax-exempt custodial receipts

Scudder Managed Municipal Bonds may purchase tax-exempt custodial receipts (the "Receipts") which evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a financial counterparty (typically an investment banker). To the extent that any Receipt is illiquid, it is subject to the Fund's limit on illiquid securities.


Strategic Transactions and derivatives

Each of the Funds, with the exception of Scudder Tax Free Money Fund, may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements), to manage the effective maturity or duration of a Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.


In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all of the above are called "Strategic Transactions").


Strategic Transactions may be used without limit (except to the extent that 80% of a Fund's net assets are required to be invested in tax-exempt municipal securities, and as limited by its other investment restrictions) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or


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22
duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not to create leveraged exposure in the Fund. Please refer to "Risk factors--Strategic Transactions and derivatives" for more information.


Risk factors

The Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that certain Funds may use from time to time.

Debt securities. Securities rated Baa by Moody's or BBB by S&P or Fitch are neither highly protected nor poorly secured. These securities normally pay higher yields but involve potentially greater price variability than high-quality securities. These securities are regarded as having adequate capacity to repay principal and pay interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to do so. Moody's considers bonds it rates Baa to have speculative elements as well as investment- grade characteristics.

Debt securities rated below Baa by Moody's or BBB by S&P or Fitch are considered to be below investment grade. These types of high yield/high risk debt obligations (commonly referred to as "junk bonds") are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and more volatility in price than securities in higher rating categories. These debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Lower rated and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers, and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities, especially in a market characterized by only a small amount of trading. Perceived credit quality in this market can change suddenly and unexpectedly, and may not fully reflect the actual risk posed by a particular lower rated or unrated security.

Repurchase agreements. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with


                                                                              --
respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.


Illiquid securities. The absence of a trading market can make it difficult to ascertain a market value for these investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price.


Third party puts. In connection with third party puts, the financial institution granting the option does not provide credit enhancement, and typically if there is a default on or significant downgrading of the bond or a loss of its tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding a long-term bond and, in the case of Scudder Tax Free Money Fund, the weighted average maturity of the Fund's portfolio would be adversely affected.

Municipal lease obligations. Municipal lease obligations and participation interests in such obligations frequently have risks distinct from those associated with general obligation or revenue bonds. Municipal lease obligations are not secured by the governmental issuer's credit, and if funds are not appropriated for lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Funds. Although "non-appropriation" obligations are secured by the leased property, disposition of that property in the event of foreclosure might prove difficult, time consuming and costly. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear. In evaluating the credit quality of a municipal lease obligation that is unrated, the Adviser will consider a number of factors including the likelihood that the governmental issuer will discontinue appropriating funding for the leased property. For more information please refer to the Funds' Statement of Additional Information.

Strategic Transactions and derivatives. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost


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24
of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that a Fund may use and some of their risks are described more fully in the Funds' Statement of Additional Information.

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Distribution and performance
information
---------------------------------------

Dividends and capital gains distributions

The Funds' dividends from net investment income are declared daily and distributed monthly. The Funds intend to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of a federal excise tax. An additional distribution may be made if required. Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.


According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of a Fund.

Distributions of tax-exempt income are not subject to federal income taxes, except for the possible applicability of the alternative minimum tax. However, distributions may be subject to state and local income taxes. A portion of each Fund's income, including income from repurchase agreements, gains from options, and market discount bonds, may be taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable to individual shareholders at a maximum 20% or 28% capital gains rate (depending on the Fund's holding period for the assets giving rise to the gain), regardless of the length of time shareholders have owned shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. Distributions of tax-exempt income are taken into consideration in computing the portion, if any, of Social Security and railroad retirement benefits subject to federal and, in some cases, state taxes.


Each Fund sends detailed tax information about the amount and type of its distributions to its shareholders by January 31 of the following year.

Performance information


From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. For Scudder Tax Free Money Fund, the "yield" of a Fund refers to income generated by an investment in the Fund over a specified seven-day period. The "SEC yield" of Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund, Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund is an annualized expression of the net income generated by a Fund over a specified 30-day (one month) period, as a percentage of a Fund's share price on the last day of that period. This yield is calculated according to methods required by the Securities and Exchange Commission (the "SEC"), and therefore may not equate to the level of income paid to shareholders. The "effective yield" of a Fund is expressed similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested and will reflect the effects of compounding. A Fund's "tax-equivalent yield" is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of a Fund's yield, assuming certain tax brackets for a Fund shareholder. "Total return" is the change in value of an investment in a Fund for a specified period. The "average annual total return" of a Fund is



                                                                              --
the average annual compound rate of return of an investment in a Fund assuming the investment has been held for one year, five years and ten years or life of a Fund as of a stated ending date. "Cumulative total return" represents the cumulative change in value of an investment in a Fund for various periods. All types of total return calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of a Fund. Performance will vary based upon, among other things, changes in market conditions and the level of a Fund's expenses.

---------------------------------------
Fund organization
---------------------------------------


Scudder Tax Free Money Fund, Scudder Tax Free Trust and Scudder Municipal Trust (the "Trusts") are open-end management investment companies registered under the Investment Company Act of 1940 (the "1940 Act"). The Trusts were organized as Massachusetts business trusts in October 1979, December 1982 and September 1976, respectively. Scudder Limited Term Tax Free Fund and Scudder Medium Term Tax Free Fund are diversified series of Scudder Tax Free Trust. Scudder High Yield Tax Free Fund and Scudder Managed Municipal Bonds are diversified series of Scudder Municipal Trust.


The activities of the Funds are supervised by their respective Boards of Trustees. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Trusts are not required and have no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment advisory contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.

The prospectuses of each of the five Funds are combined in this prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement or omission regarding another Fund. The Trustees of each Trust have considered this and approved the use of a combined prospectus.

Investment adviser


The Funds retain the investment management firm of Scudder Kemper Investments, Inc., a Delaware corporation formerly known as Scudder, Stevens & Clark, Inc., to manage each Fund's daily investment and business affairs subject to the policies established by the relevant Trust's Board of Trustees. The Trustees have overall responsibility for the management of their respective Funds under Massachusetts law.


Scudder, Stevens & Clark, Inc. ("Scudder"), and Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, have formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. and Scudder has changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owns approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.


The management fee for Scudder Limited Term Tax Free Fund is 0.60% of the Fund's average daily net assets of the Fund.


The management fees for Scudder Tax Free Money Fund, Scudder Medium Term Tax Free Fund, Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund are graduated so that increases in a Fund's net assets may result in a lower fee and decreases in a Fund's net assets may result in a higher fee.

The management fees are payable monthly, provided that each Fund will make such interim payments as may be requested by the Adviser not


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26
to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.


Until February 28, 1999, the Adviser has agreed not to impose all or a portion of its investment management fee and to take other action, to the extent necessary, to maintain the annualized expenses of Scudder Limited Term Tax Free Fund at 0.75% of the Fund's average daily net assets.


Until April 30, 1998, the Adviser has agreed not to impose a portion of its investment management fee and to take other action, to the extent necessary, to maintain the annualized expenses of Scudder Tax Free Money Fund at 0.65% of the Fund's average daily net assets.


For the fiscal year ended December 31, 1997, the Adviser received investment management fees of 0.39%, 0.51%, 0.58% and 0.67% of each Fund's average daily net assets on an annualized basis for Scudder Tax Free Money Fund, Scudder Managed Municipal Bonds, Scudder Medium Term Tax Free Fund and Scudder High Yield Tax Free Fund, respectively.

For the fiscal year ended October 31, 1997, the Adviser received an investment management fee of 0.52% of the average daily net assets on an annualized basis from Scudder Limited Term Tax Free Fund.


All of the Funds' expenses are paid out of gross investment income. Shareholders pay no direct charges or fees for investment or administrative services.

Scudder Kemper Investments, Inc. is located at
Two International Place, Boston, Massachusetts.

Transfer agent

Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, shareholder servicing and dividend-paying agent for each Fund.

Underwriter

Scudder Investor Services, Inc., a subsidiary of the Adviser, is each Fund's principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Funds. Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.

Fund accounting agent


Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records of each Fund.


Custodian


State Street Bank and Trust Company is the custodian for each Fund.



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Summary of important features
---------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

                        Scudder               Scudder              Scudder               Scudder               Scudder
                    Tax Free Money        Limited Term          Medium Term         Managed Municipal         High Yield
                         Fund             Tax Free Fund         Tax Free Fund             Bonds             Tax Free Fund

Investment        o  money market       o  higher and more    o  higher            o  income exempt      o  high tax-free
characteristics      fund income           stable level of       tax-free             from regular          income
                     exempt from           federally             income than          federal income
                     regular federal       tax-free income       generally            tax
                     income tax            than normally         available from
                                           provided by           tax-free money
                                           tax-free money        market funds
                                           market
                                           investments

                  o  stability of       o  more price         o  more price        o  net asset value    o  potentially
                     principal             stability than        stability than       fluctuates with       greater price
                                           investments in        investments in       level of              variability
                                           long-term             long-term            interest rates
                                           municipal bonds       municipal bonds

Investments       o  short-term         o  shorter-term       o  intermediate-     o  primarily          o  primarily
                     municipal             municipal             term municipal       long-term             long-term
                     securities            securities            securities           municipal             municipal
                                                                                      securities            securities

                  o  dollar-weighted    o  dollar-weighted    o  dollar-weighted
                     average               average               average
                     maturity of 90        effective             effective
                     days or less          maturity of           maturity of
                                           between one and       between five
                                           five years
                                           and ten years

Quality           o  100% of            o  normally at        o  normally at       o  at least 65% of    o  at least 50% of
                     investments           least 65% of          least 65% of         investments           investments
                     rated within          investments           investments          rated within          rated within top
                     top two quality       rated within          rated within         top three             four quality
                     rating                top three             top three            quality rating        rating
                     categories, or        quality rating        quality rating       categories, or        categories, or
                     judged to be of       categories, or        categories, or       equivalent            equivalent
                     comparable            equivalent            equivalent
                     quality

Dividends            Dividends for all five funds are declared daily and paid
                     monthly. Shareholders may choose to reinvest their dividends or receive them in cash.

--------------------------------------------------------------------------------


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28

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Transaction information
---------------------------------------

Purchasing shares


Purchases are executed at the next calculated net asset value per share after each Fund's transfer agent receives the purchase request in good order. Purchases are made in full and fractional shares. (See "Share price.")


By check. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared. If you purchase shares by federal funds wire, you may avoid this delay.

Redemption requests by telephone, or by "Write-A-Check" in the case of Scudder Tax Free Money Fund, Scudder Limited Term Tax Free Fund and Scudder Medium Term Tax Free Fund, prior to the expiration of the seven-day period will not be accepted.

By wire. To open a new account by wire, first call Scudder at 1-800-225-5163 to obtain an account number. A representative will instruct you to send a completed, signed application to the transfer agent. Accounts cannot be opened without a completed, signed application and a Scudder fund account number. Contact your bank to arrange a wire transfer to:

      The Scudder Funds
      State Street Bank and Trust Company
      Boston, MA 02101
      ABA Number 011000028
      DDA Account 9903-5552

Your wire instructions must also include:

-- the name of the fund in which the money is to be invested, -- the account number of the fund, and -- the name(s) of the account holder(s).

The account will be established once the application and money order are received in good order.

You may also make additional investments of $100 or more to your existing account by wire.


By "QuickBuy." If you elected "QuickBuy" for your account, you can call toll-free to purchase shares. The money will be automatically transferred from your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "QuickBuy," call 1-800-225-5163 for more information.

To purchase additional shares, call 1-800-225-5163. Purchases may not be for more than $250,000. Proceeds in the amount of your purchase will be transferred from your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. "QuickBuy" requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day.

If you purchase shares by "QuickBuy" and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. "QuickBuy" transactions are not available for most retirement plan accounts. However, "QuickBuy" transactions are available for Scudder IRA accounts.

By exchange. Each Fund may be exchanged for shares of other funds in the Scudder Family of Funds unless otherwise determined by each Fund's Board of Trustees. Your new account will have the same registration and address as your existing account.



                                                                              --

The exchange requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. Please call 1-800-225-5163 for more information, including information about the transfer of special account features.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

By telephone order. To a limited extent, certain financial institutions may place orders to purchase shares unaccompanied by payment prior to the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4:00 p.m. eastern time, and receive that day's price. Please call 1-800-854-8525 for more information, including the dividend treatment and method and manner of payment for Fund shares.


Redeeming shares

The Funds allow you to redeem shares (i.e., sell them back to the Fund) without redemption fees.

By telephone. This is the quickest and easiest way to sell Fund shares. If you elected telephone redemption to your bank on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not elect telephone redemption to your bank on your application, call 1-800-225-5163 for more information.

Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

You can also make redemptions from your Scudder fund account on SAIL by calling 1-800-343-2890.

If you open an account by wire, you cannot redeem shares by telephone until the Fund's transfer agent has received your completed and signed application. Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

In the event that you are unable to reach the Fund by telephone, you should write to the Fund; see "How to contact Scudder" for the address.

By "QuickSell." If you elected "QuickSell" for your account, you can call toll-free to redeem shares. The money will be automatically transferred to your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "QuickSell," call 1-800-225-5163 for more information.

To redeem shares, call 1-800-225-5163. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. "QuickSell" requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day.

"QuickSell" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

By "Write-A-Check." You may redeem shares of Scudder Tax Free Money Fund, Scudder Limited Term Tax Free Fund and Scudder Medium Term Tax Free Fund by writing checks against your account balance for at least $100. Your Fund investments will continue to earn dividends until your check is presented to the Fund for payment. Checks will be returned by the Fund's transfer agent if there are insufficient shares to meet the withdrawal amount. You should not attempt to close an account by check, because the exact balance at the time the check clears will not be known when the check is written.


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30

Signature guarantees. For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $100,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (Each Fund reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call 1-800-225-5163.


Telephone transactions

Shareholders automatically receive the ability to exchange by telephone and the right to redeem by telephone up to $100,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be sent to a predesignated bank account. Each Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share price

Purchases and redemptions, including exchanges, are made at net asset value. For each of the Funds, Scudder Fund Accounting Corporation determines net asset value per share as of the close of regular trading on the Exchange on each day the Exchange is open for trading. For Scudder Tax Free Money Fund, Scudder Fund Accounting Corporation also determines net asset value per share as of noon, eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated for purchases and redemptions by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding. In calculating the net asset value per share, each Fund uses the current market value of the securities, except that Scudder Tax Free Money Fund uses the amortized cost value.

Processing time

For Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund, Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund all purchase and redemption requests must be received in good order by the Funds' transfer agent. Requests received by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of trading that day. Purchase and redemption requests received after the close of regular trading on the Exchange will be executed the following business day. Purchases made by federal funds wire before noon eastern time will begin earning income that day; all other purchases received before the close of regular trading on the Exchange will begin earning income the next business day. Redeemed shares will earn income on the day on which the redemption request is executed.

If you wish to make a purchase of $500,000 or more you should notify the Funds' transfer agent of such a purchase by calling 1-800-225-5163.

For Scudder Tax Free Money Fund, purchases made by wire and received by the Fund's transfer agent before noon on any business day are executed at noon on that day and begin earning income the same day. Those made by wire between noon and the close of regular trading on the Exchange on any business day are executed at the close of trading the same day and begin earning income the next business day. Purchases made by check are executed on the day the check is received in good order by the Fund's transfer agent and begin earning income on the next business day. Redemption requests received in good order by the Fund's transfer agent between noon and the close of regular trading on the Exchange are executed at


                                                                              --
the net asset value calculated at the close of regular trading on that day and will earn a dividend on the redeemed shares that day. If a redemption request is received by noon, proceeds will normally be wired that day, if requested by the shareholder, but no dividend will be earned on the redeemed shares on that day.


The Funds will normally send redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check).


Purchase restrictions


For Scudder Medium Term Tax Free Fund, Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund purchases and sales should be made for long-term investment purposes only. All Funds and Scudder Investor Services, Inc. reserve the right to reject purchases of Fund shares (including exchanges) for any reason including when a pattern of frequent purchases and sales made in response to short-term fluctuations in each Fund's share price appears evident.


Tax information

A redemption of shares, including an exchange into another Scudder fund, is a sale of shares and may result in a gain or loss for income tax purposes (although no gain or loss will be realized in the case of a redemption or exchange of shares of Scudder Tax Free Money Fund if it maintains a constant net asset value per share).

Tax identification number


Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires these Funds to withhold 31% of taxable dividends, capital gains distributions and, except in the case of Scudder Tax Free Money Fund, redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Funds reserve the right to reject new account applications without a correct certified Social Security or tax identification number. The Funds also reserve the right, following 30 days' notice to shareholders, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.


Minimum balances

Shareholders should maintain a share balance worth at least $2,500, which amount may be changed by the Board of Trustees of each Trust. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements. A shareholder may open an account with at least $1,000, if an automatic investment plan of $100/month is established.

Shareholders who maintain a non-fiduciary account balance of less than $2,500 in a Fund, without establishing an automatic investment plan, will be assessed an annual $10.00 per fund charge with the fee to be paid to the Fund. The $10.00 charge will not apply to shareholders with a combined household account balance in any of the Scudder Funds of $25,000 or more. Each Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. Each Fund will mail the proceeds of the redeemed account to the shareholder.


--
32

Reductions in value that result solely from market activity will not trigger an involuntary redemption. Retirement accounts and certain other accounts will not be assessed the $10.00 charge or be subject to automatic liquidation. Please refer to "Exchanges and Redemptions--Other information" in the Funds' Statement of Additional Information for more information.

Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.

---------------------------------------
Shareholder benefits
---------------------------------------

Experienced professional management

Scudder Kemper Investments, Inc., one of the nation's most experienced investment management firms, actively manages your Scudder fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team approach to investing


Each of the Funds is managed by a team of investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders and other investment specialists who work in the Adviser's offices across the United States and abroad. The Adviser believes its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources.

M. Ashton Patton has been Lead Portfolio Manager for Scudder Limited Term Tax Free Fund since 1994, for Scudder Medium Term Tax Free Fund since 1998, and for Scudder Managed Municipal Bonds since 1998. Ms. Patton joined the Adviser in 1990 and has been a portfolio manager since 1990.

Philip Condon, Lead Portfolio Manager for Scudder High Yield Tax Free Fund since its inception in 1987 and for Scudder Managed Municipal Bonds since 1998, has been a portfolio manager since 1987. Mr. Condon joined the Adviser in 1983 and also serves as Portfolio Manager for Scudder Medium Term Tax Free Fund.

Frank J. Rachwalski, Lead Portfolio Manager for Scudder Tax Free Money Fund, joined the Adviser in 1973 and has over 20 years experience in short-term fixed income investing and research. Mr. Rachwalski assumed responsibility for the Fund's investment strategy and operations in 1998.

Jerri Cohen, Portfolio Manager for Scudder Tax Free Money Fund since 1998, joined the Adviser in 1981 and has over 15 years' experience in tax-exempt money market fund investing.

K. Sue Cote, Portfolio Manager for Scudder Limited Term Tax Free Fund since 1998, joined the Adviser in 1983 as a research assistant and has been a portfolio manager since 1986.

Rebecca L. Wilson joined the Adviser in 1986 and the team of Scudder High Yield Tax Free Fund as a Portfolio Manager in 1998. Ms. Wilson contributes over 11 years of experience in municipal investing and research.

SAIL(TM)--Scudder Automated Information Line

For personalized account information including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to obtain information on any Scudder fund, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such



                                                                              --
an event you should write to the Fund; please see "How to contact Scudder" for the address.

Investment flexibility

Scudder offers toll-free telephone exchange between funds at current net asset value. You can move your investments among money market, income, growth, tax-free and growth and income funds with a simple toll-free call or, if you prefer, by sending your instructions through the mail or by fax. (The exchange privilege may not be available for certain Scudder funds or classes thereof. For more information, please call 1-800-225-5163.) Telephone and fax redemptions and exchanges are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent. In some cases, the transfer agent or Scudder Investor Services, Inc. may impose additional conditions on telephone transactions.

Personal Counsel(SM) -- A Managed Fund Portfolio Program

If you would like to receive direct guidance and management of your overall mutual fund portfolio to help you pursue your investment goals, you may be interested in Personal Counsel from Scudder. Personal Counsel, a program of Scudder Investor Services, Inc., a registered investment adviser and a subsidiary of Scudder Kemper Investments, Inc., combines the benefits of a customized portfolio of pure no-load Scudder Funds with ongoing portfolio monitoring and individualized service, for an annual fee of generally 1% or less of assets (with a $1,000 minimum). In addition, it draws upon the Adviser's more than 75-year heritage of providing investment counsel to large corporate and private clients. If you have $100,000 or more to invest initially and would like more information about Personal Counsel, please call 1-800-700-0183.

Dividend reinvestment plan

You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-225-5163 to request this feature.

Shareholder statements

You will receive a detailed statement summarizing account activity, including dividend and capital gain reinvestment, purchases and redemptions. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.

Shareholder reports

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call 1-800-225-5163 if you wish to receive additional shareholder reports.

Newsletters

Four times a year, Scudder sends you Perspectives, an informative newsletter covering economic and investment developments, service enhancements and other topics of interest to Scudder fund investors.

Scudder Investor Centers

As a convenience to shareholders who like to conduct business in person, Scudder Investor Services, Inc. maintains Investor Centers in Boca Raton, Boston, Chicago, New York and San Francisco.

T.D.D. service for the hearing impaired

Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information or specific account questions and transactions.



--
34

---------------------------------------
Purchases
---------------------------------------

------------------------------------------------------------------------------------------------------------------------
Opening             Minimum initial investment: $2,500; IRAs $1,000
an account          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
                    See appropriate plan literature.

Make checks         o  By Mail              Send your completed and signed application and check
payable to "The
Scudder Funds."                                 by regular mail to:    or       by express, registered,
                                                                                or certified mail to:

                                                The Scudder Funds               The Scudder Funds
                                                P.O. Box 2291                   66 Brooks Drive
                                                Boston, MA                      Braintree, MA 02184
                                                02107-2291

                    o  By Wire              Please see Transaction information--Purchasing shares--
                                            By wire for details, including the ABA wire transfer number.
                                            Then call 1-800-225-5163 for instructions.

                    o  In Person            Visit one of our Investor Centers to complete your application with the help of a Scudder representative. Investor Center locations are listed under Shareholder benefits.

------------------------------------------------------------------------------------------------------------------------
Purchasing          Minimum additional investment: $100; IRAs $50
additional          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
shares              See appropriate plan literature.

Make checks         o By Mail               Send a check with a Scudder investment slip, or with a letter of
payable to "The                             instruction including your account number and the
Scudder Funds."                             complete Fund name, to the appropriate address listed above.

                    o By Wire               Please see Transaction information--Purchasing shares--
                                            By wire for details, including the ABA wire transfer number.

                    o In Person             Visit one of our Investor Centers to make an additional
                                            investment in your Scudder fund account. Investor Center
                                            locations are listed under Shareholder benefits.

                    o By Telephone          Please see Transaction information--Purchasing shares--
                                            By QuickBuy or By telephone order for more details.

                    o By Automatic          You may arrange to make investments on aregular basis regular basis
                      Investment Plan       through automatic deductions from your bank checking
                      ($50 minimum)         account. Please call 1-800-225-5163  for more information and an enrollment form.
------------------------------------------------------------------------------------------------------------------------



                                                                              --

---------------------------------------
Exchanges and redemptions
---------------------------------------

------------------------------------------------------------------------------------------------------------------------
Exchanging        Minimum investments:  $2,500 to establish a new account;
shares                                  $100 to exchange among existing accounts

                  o By Telephone     To speak with a service representative, call 1-800-225-5163 from
                                     8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                     Information Line, call 1-800-343-2890 (24 hours a day).

                  o By Mail          Print or type your instructions and include:
                    or Fax             -   the name of the Fund and the account number you are exchanging from;
                                       -   your name(s) and address as they appear on your account;
                                       -   the dollar amount or number of shares you wish to exchange;
                                       -   the name of the Fund you are exchanging into;
                                       -   your signature(s) as it appears on your account; and
                                       -   a daytime telephone number.

                                     Send your instructions
                                     by regular mail to:      or   by express, registered,   or   by fax to:
                                                                   or certified mail to:

                                     The Scudder Funds             The Scudder Funds              1-800-821-6234
                                     P.O. Box 2291                 66 Brooks Drive
                                     Boston, MA                    Braintree, MA 02184
                                     02107-2291
------------------------------------------------------------------------------------------------------------------------
Redeeming shares  o By Telephone     To speak with a service representative, call 1-800-225-5163 from
                                     8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                     Information Line, call 1-800-343-2890 (24 hours a day). You may have redemption proceeds sent to your predesignated bank account, or redemption proceeds of up to $100,000 sent to your address of record.

                  o By "Write-       You may redeem shares of Scudder Tax Free Money Fund, Scudder Limited Term Tax Free
                    A-Check"         Fund and Scudder Medium Term Tax Free Fund by writing checks against your account balance as often as you like for at least $100, but not more than $5,000,000.

                  o By Mail          Send your instructions for redemption to the appropriate address or fax number
                    or Fax           above and include:
                                       - the name of the Fund and account number you are redeeming from;
                                       - your name(s) and address as they appear on your account;
                                       - the dollar amount or number of shares you wish to redeem;
                                       - your signature(s) as it appears on your account; and
                                       - a daytime telephone number.

                                     A signature guarantee is required for redemptions over $100,000.
                                     See Transaction information--Redeeming shares.

                  o By Automatic     You may arrange to receive automatic cash payments periodically.
                    Withdrawal       Call 1-800-225-5163 for more information and an enrollment form.
                    Plan
------------------------------------------------------------------------------------------------------------------------



--
36


---------------------------------------
Scudder tax-advantaged
retirement plans
---------------------------------------

Scudder offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder Family of Funds (except Scudder tax-free funds, which are inappropriate for such plans). Scudder Funds offer a broad range of investment objectives and can be used to seek almost any investment goal. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.

  o  Scudder No-Fee IRA
  o  Scudder Roth No-Fee IRA
  o  Keogh Plans
  o  401(k) Plans
  o  Profit Sharing and Money Purchase Pension Plans
  o  403(b) Plans
  o  SEP-IRA
  o  Scudder Horizon Plan (a variable annuity)

Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA and most Profit Sharing or Pension Plan accounts, call 1-800-225-5163.

The variable annuity contract is provided by Charter National Life Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]). The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.

Scudder Investor Relations is a service provided through Scudder Investor Services, Inc., Distributor.



                                                                              --

---------------------------------------
Appendix
---------------------------------------

The six highest ratings of Moody's for municipal bonds are Aaa, Aa, A, Baa, Ba and B. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. Together with securities rated A and Baa, they comprise investment grade securities. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa municipal bonds. Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Securities rated Baa are considered medium grade, with factors giving security to principal and interest adequate at present but may be unreliable over any period of time. Such bonds have speculative elements as well as investment grade characteristics. Securities rated Ba or below by Moody's are considered below investment grade. Moody's judges municipal bonds rated Ba to have speculative elements, with very moderate protection of interest and principal payments and thereby not well safeguarded under any future conditions. Municipal bonds rated B by Moody's generally lack characteristics of desirable investments. Long-term assurance of the contract terms of B-rated municipal bonds, such as interest and principal payments, may be small. Securities rated Ba or below are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2 are of high quality, with margins of protection ample although not as large as in the preceding group.

The six highest ratings of S&P for municipal bonds are AAA (Prime), AA (High grade), A (Good grade), BBB (Investment grade), BB (Below investment grade) and
B. Bonds rated AAA have the highest rating assigned by S&P to a municipal obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Bonds rated BBB have an adequate capacity to pay interest and to repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds of this category than for bonds of higher rated categories. Securities rated BB or below by S&P are considered below investment grade. Debt rated BB by S&P faces major ongoing uncertainties or exposure to adverse conditions which could lead to inadequate capacity to meet timely interest and principal payments. Municipal bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Securities rated BB or below are commonly referred to as "junk" bonds and as such they carry a high margin of risk.


--
38

S&P's top ratings for municipal notes are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest.

The six highest ratings of Fitch for municipal bonds are AAA, AA, A, BBB, BB and
B. Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Securities rated BB or below by Fitch are considered below investment grade. Fitch considers bonds rated BB to be speculative because the issuer's ability to pay interest and repay principal may be affected over time by adverse economic changes, although financial alternatives can be identified to assist the issuer in meeting its obligations. While bonds rated B are currently meeting debt service requirements, they are considered highly speculative in light of the issuer's limited margin of safety. Securities rated BB or below are commonly referred to as "junk" bonds and as such they carry a high margin of risk.


                                                                              --

--------------------------------------------------------------------------------
Trustees and Officers
--------------------------------------------------------------------------------

Daniel Pierce*
   President and Trustee

Henry P. Becton, Jr.
   Trustee; President and General Manager, WGBH Educational Foundation


Dawn-Marie Driscoll
   Trustee; Executive Fellow, Center for Business Ethics; President, Driscoll Associates


Peter B. Freeman
   Trustee; Corporate Director and Trustee


George M. Lovejoy, Jr.
   Trustee; President and Director,
   Fifty Associates


Wesley W. Marple, Jr.
   Trustee; Professor of Business
   Administration, Northeastern University
   College of Business Administration

Kathryn L. Quirk*
   Vice President; Trustee and Assistant Secretary

Jean C. Tempel
   Trustee; Managing Partner,
   Technology Equity Partners

Donald C. Carleton*
   Vice President

Philip G. Condon*
   Vice President (1)

K. Sue Cote*
   Vice President (2)

Jerard K. Hartman*
   Vice President

Thomas W. Joseph*
   Vice President

M. Ashton Patton*
   Vice President (3)


Thomas F. McDonough*
   Vice President, Secretary and Treasurer

John R. Hebble*
   Assistant Treasurer

Caroline Pearson*
   Assistant Secretary


   (1) Scudder Municipal Trust
   (2) Scudder Tax Free Money Fund
   (3) Scudder Tax Free Trust
   All funds unless otherwise indicated.


* Scudder Kemper Investments, Inc.



--
40

--------------------------------------------------------------------------------
Investment products and services
--------------------------------------------------------------------------------

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
    Premium  Shares*
    Managed Shares*
  Scudder Government Money Market Series--Managed Shares*

Tax Free Money Market+
  Scudder Tax Free Money Fund
  Scudder Tax Free  Money Market Series--Managed  Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited
    Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth

  Value
    Scudder Large Company Value  Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth

  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
  Traditional IRA
  Roth IRA
  SEP-IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan **+++ +++
    (a variable annuity)

Education Accounts
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various foreign stock exchanges.



                                                                              --

--------------------------------------------------------------------------------
How to contact Scudder
--------------------------------------------------------------------------------

Account Service and Information:

For existing account service and transactions

            Scudder Investor Relations -- 1-800-225-5163

      For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

            Scudder Electronic Account Services -- http://funds.scudder.com

      For personalized information about your Scudder accounts, exchanges and redemptions

            Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information:

      For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

            Scudder Investor Relations -- 1-800-225-2470
                                          Investor.Relations@scudder.com
            Scudder's World Wide Web Site -- http://funds.scudder.com

      For establishing 401(k) and 403(b) plans

            Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services:

      To receive information about this discount brokerage service and to obtain an application

                  Scudder Brokerage Services* -- 1-800-700-0820

Personal Counsel(SM) -- A Managed Fund Portfolio Program:

      To receive information about this mutual fund portfolio guidance and management program

            Personal Counsel from Scudder -- 1-800-700-0183

Please address all correspondence to:

            The Scudder Funds
            P.O. Box 2291
            Boston, Massachusetts
            02107-2291

Or Stop by a Scudder Investor Center:

      Many shareholders enjoy the personal, one-on-one service of the Scudder Investor Centers. Check for an Investor Center near you--they can be found in the following cities:

            Boca Raton       Chicago           San Francisco
            Boston           New York

Scudder Investor Relations and Scudder Investor Centers are services provided through Scudder Investor Services, Inc., Distributor.

*  Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 --
                                                               Member NASD/SIPC.

                           SCUDDER TAX FREE MONEY FUND

         (A Pure No-Load(TM) Diversified Investment Company Specializing in the Management of a Portfolio of High-Quality, Short-Term Securities
            Exempt from Federal Income Taxes Which Seeks to Maintain
                 a Constant Net Asset Value of $1.00 Per Share)

                                       and

                       SCUDDER LIMITED TERM TAX FREE FUND

         (A Series of a Pure No-Load(TM) (No Sales Charges) Diversified
                               Investment Company
             Which Seeks to Provide as High a Level of Income Exempt
                From Regular Federal Income Tax as is Consistent
                   With a High Degree of Principal Stability)

                                       and

                        SCUDDER MEDIUM TERM TAX FREE FUND

   (A Series of a Pure No-Load(TM) Diversified Investment Company Specializing
            in the Management of a Portfolio Primarily of High-Grade,
                  Intermediate-Term Municipal Securities Exempt
                 From Federal Income Taxes, with an Emphasis on
                         Limited Principal Fluctuation)

                                       and

                         SCUDDER MANAGED MUNICIPAL BONDS

         (A Series of a Pure No-Load(TM) Diversified Investment Company
                Specializing in the Management of a Portfolio of
                         Primarily High-Grade, Long-Term
                              Municipal Securities)

                                       and

                        SCUDDER HIGH YIELD TAX FREE FUND

         (A Series of a Pure No-Load(TM) Diversified Investment Company
               Specializing in the Management of a Municipal Bond
                       Portfolio of Primarily Investment-
                           Grade Municipal Securities)

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION


                                  March 1, 1998

--------------------------------------------------------------------------------


         This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus of Scudder Tax Free Money Fund, Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund, Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund, dated March 1, 1998, as amended from time to time, copies of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.


THE FUNDS AND THEIR OBJECTIVES........................................................................................1
         General Investment Objectives and Policies of Scudder Tax Free Money Fund....................................1
         General Investment  Objectives and Policies of Scudder Limited Term Tax Free Fund......................... 2
         General Investment Objectives and Policies of Scudder Medium Term Tax Free Fund............................ 3
         General Investment  Objectives and Policies of Scudder Managed Municipal Bonds............................ 4
         General Investment  Objectives and Policies of Scudder High Yield Tax Free Fund........................... 5
         Risk Factors............................................................................................... 7
          Master/Feeder Structure.................................................................................. 7
         Investments and Investment Techniques Common to the Funds.................................................. 8
         Trustees' Power to Change Objectives and Policies......................................................... 19
         Investment Restrictions................................................................................... 19

PURCHASES.......................................................................................................... 21
         Additional Information About Opening an Account........................................................... 21
         Checks.................................................................................................... 21
         Wire Transfer of Federal Funds............................................................................ 22
         Additional Information About Making Subsequent Investments by QuickBuy.................................... 22
         Share Price............................................................................................... 22
         Share Certificates........................................................................................ 23
         Other Information......................................................................................... 23

EXCHANGES AND REDEMPTIONS.......................................................................................... 23
         Exchanges................................................................................................. 23
         Redemption by Telephone................................................................................... 24
         Redemption By QuickSell................................................................................... 25
         Redemption by Mail or Fax................................................................................. 25
         Redemption by Write-A-Check............................................................................... 26
         Other Information......................................................................................... 26

FEATURES AND SERVICES OFFERED BY THE FUNDS......................................................................... 27
         The Pure No-Load(TM) Concept................................................................................. 27
         Internet Access........................................................................................... 28
         Dividend and Capital Gain Distribution Options............................................................ 28
         Scudder Investor Centers.................................................................................. 29
         Reports to Shareholders................................................................................... 29
         Diversification........................................................................................... 29
         Transaction Summaries..................................................................................... 29

THE SCUDDER FAMILY OF FUNDS........................................................................................ 29

SPECIAL PLAN ACCOUNTS.............................................................................................. 34
         Automatic Withdrawal Plan................................................................................. 34
         Cash Management  System--Group Sub-Accounting Plan for  Trust Accounts, Nominees and Corporations......... 34
         Automatic Investment Plan................................................................................. 35
         Uniform Transfers/Gifts to Minors Act..................................................................... 35

DIVIDENDS.......................................................................................................... 35
         Scudder Tax Free Money Fund............................................................................... 35
         Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund, Scudder Managed
              Municipal Bonds and Scudder High Yield Tax Free Fund................................................. 36

PERFORMANCE INFORMATION............................................................................................ 37
         Scudder Tax Free Money Fund............................................................................... 37
         Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund, Scudder Managed
              Municipal Bonds and Scudder High Yield Tax Free Fund................................................. 38
         Tax-Exempt Income vs. Taxable Income...................................................................... 41
         Comparison of Fund Performance............................................................................ 42

ORGANIZATION OF THE FUNDS.......................................................................................... 45

INVESTMENT ADVISER................................................................................................. 46
         Personal Investments by Employees of the Adviser.......................................................... 50

TRUSTEES AND OFFICERS.............................................................................................. 51

REMUNERATION....................................................................................................... 54
         Responsibilities of the Board--Board and Committee Meetings................................................ 54
         Compensation of Officers and Trustees..................................................................... 54

DISTRIBUTOR........................................................................................................ 55

TAXES.............................................................................................................. 56

PORTFOLIO TRANSACTIONS............................................................................................. 59
         Brokerage  Commissions.....................................................................................59
         Portfolio Turnover........................................................................................ 60

NET ASSET VALUE.................................................................................................... 60
         Scudder Tax Free Money Fund............................................................................... 60
         Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund, Scudder Managed
              Municipal Bonds and Scudder High Yield Tax Free Fund................................................. 61

ADDITIONAL INFORMATION............................................................................................. 61
         Experts................................................................................................... 61
         Shareholder Indemnification............................................................................... 62
         Ratings of Municipal Obligations.......................................................................... 62
         Commercial Paper Ratings.................................................................................. 63
         Glossary.................................................................................................. 64

FINANCIAL STATEMENTS............................................................................................... 66
         Scudder Tax Free Money Fund................................................................................66
         Scudder Medium Term Tax Free Fund......................................................................... 66
         Scudder Managed Municipal Bonds........................................................................... 67

Scudder High Yield Tax Free Fund................................................................................. 67


                        THE FUNDS AND THEIR OBJECTIVES

                      (See "Scudder Tax Free Money Fund --
             Investment objectives and policies" and "Investments,"
                     "Scudder Limited Term Tax Free Fund --
             Investment objectives and policies," and "Investments"
                      "Scudder Medium Term Tax Free Fund --
             Investment objectives and policies," and "Investments,"
                       "Scudder Managed Municipal Bonds --
             Investment objectives and policies" and "Investments,"
                      "Scudder High Yield Tax Free Fund --
             Investment objectives and policies" and "Investments,"
                           and "Additional information
                         about policies and investments"
                           in the Funds' prospectus.)

         Scudder Tax Free Money Fund sometimes is referred to herein as "STFMF." Scudder Tax Free Trust, the Massachusetts business trust of which Scudder Limited Term Tax Free Fund and Scudder Medium Term Tax Free Fund are series, is referred to herein as "STFT." Scudder Limited Term Tax Free Fund, a series of STFT, sometimes is referred to herein as "SLTTFF." Scudder Medium Term Tax Free Fund, a series of STFT, sometimes is referred to herein as "SMTTFF." Scudder Municipal Trust, the Massachusetts business trust of which Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund are series, is referred to herein as "SMT." Scudder Managed Municipal Bonds, a series of SMT, sometimes is referred to herein as "SMMB." Scudder High Yield Tax Free Fund, a series of SMT, is sometimes referred to herein as "SHYTFF." STFMF, SLTTFF, SMTTFF, SMMB and SHYTFF sometimes are referred to individually as a "Fund" and jointly as "the Funds."

General Investment Objectives and Policies of Scudder Tax Free Money Fund


         Scudder Tax Free Money Fund, a diversified open-end management investment company, seeks to provide income exempt from regular federal income tax and stability of principal through investments in municipal securities. All of the Fund's investments are high quality, have a remaining maturity of 397 calendar days or less and have minimal credit risk as determined by the Adviser. The dollar-weighted average maturity of the Fund's portfolio is 90 days or less.


         The Fund seeks to maintain a constant net asset value of $1.00 per share, although in extreme circumstances this may not be possible. A small portion of the income may be subject to regular federal, alternative minimum, state and local income taxes.

STFMF Investments. All of the Fund's municipal securities must meet certain quality criteria at the time of purchase. Generally, the Fund may purchase only securities which are rated, or issued by an issuer rated, within the two highest quality rating categories of two or more of the following rating agencies:
Moody's Investors Service, Inc. ("Moody's") (Aaa and Aa, MIG 1 and MIG 2, and P1 and P-2), Standard & Poor's Corporation ("S&P") (AAA and AA, SP1+ and SP1, A1+ and A1 and A-2) and Fitch Investors Service, Inc. ("Fitch") (AAA and AA, F1 and
F2). Where only one rating agency has rated a security (or its issuer), the Fund generally may purchase that security as long as the rating falls within the categories described above. Where a security (or its issuer) is unrated, the Fund may purchase that security if, in the judgment of the Adviser, it is comparable in quality to securities described above. All of the securities in which the Fund may invest are dollar-denominated and must meet credit standards applied by the Adviser pursuant to procedures established by the Trustees. Should an issue of municipal securities cease to be rated or if its rating is reduced below the minimum required for purchase by the Fund, the Adviser will dispose of any such security unless the Trustees of the Fund determine that such disposal would not be in the best interests of the Fund.

         Amendments have been adopted to the federal rules regulating quality, maturity and diversification requirements of money market funds like the Fund. Money market funds must comply with the revised rules by July 1, 1998. The Fund intends to be in compliance with the amended requirements by that date.

         The Fund may also invest in when-issued securities, whose market value may involve an unrealized gain or loss prior to settlement. In addition the Fund may invest, to a limited extent, in illiquid or restricted securities.

         Municipal securities in which the Fund may invest include municipal notes, short-term municipal bonds, variable rate demand instruments and tax-exempt commercial paper. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and construction loan notes. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise tax or other source. Examples of taxable investments in which the Fund may invest include obligations of corporate issuers, U.S. Treasury obligations, U.S. Government obligations, money market instruments and repurchase agreements.

         The Fund may invest more than 25% of its assets in industrial development or other private activity bonds, subject to the Fund's fundamental investment policies, and also subject to the Fund's 20% limitation on investing in securities whose investment income is subject to the alternative minimum tax ("AMT" bonds) and the Fund's current intention not to invest in municipal securities whose investment income is subject to regular federal income tax. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry. The Fund's distributions from interest on AMT bonds may be taxable depending upon an investor's particular situation. (For more information please see the Statement of Additional Information.)

         It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Fund's assets will normally be invested in short-term municipal securities.

         Under normal market conditions the Fund expects to invest 100% of its portfolio securities in municipal securities. The Fund may, on a temporary basis, hold and invest up to 20% of its assets in cash and cash equivalents and in temporary investments of taxable securities with remaining maturities of 397 calendar days or less. For temporary defensive purposes the Fund may invest more than 20% in such investments or may otherwise vary from its investment policies during periods when the Adviser determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. It is impossible to accurately predict how long such alternative strategies may be utilized. In 1997, all the Fund's dividends were 100% federally tax-exempt. The Fund may also invest in stand-by commitments and other puts, repurchase agreements, participation interests and when-issued or forward delivery securities. See "Additional information about policies and investments" for more information about these investment techniques.


General Investment Objectives and Policies of Scudder Limited Term Tax Free Fund

         Scudder Limited Term Tax Free Fund, a diversified series of Scudder Tax Free Trust, seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability. In pursuing this goal, the Fund maintains a diversified portfolio of shorter-term, high-grade municipal debt securities with a dollar-weighted average effective maturity of between one and five years. Within this limitation, the Fund may not purchase individual securities with effective maturities greater than 10 years at the time of purchase or issuance, whichever is later. To the extent the Fund invests in higher-grade securities, it will be unable to avail itself of opportunities for higher income which may be available with lower-grade investments.

         The Fund's price and yield can fluctuate daily in response to changing bond market conditions.

SLTTFF Investments. The Fund invests in municipal securities that are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their subdivisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax. These securities include municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes.
         The Fund may also invest in municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include general obligation bonds which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, revenue bonds, industrial development and other private activity bonds.

         The Fund purchases securities that it believes are attractive and competitive values in terms of quality, yield and the relationship of current price to maturity value. However, recognizing the dynamics of municipal obligation prices in response to changes in general economic conditions, fiscal and monetary policies, interest rate levels and market forces such as supply and demand for various issues, the Adviser, subject to the Trustees' supervision, performs credit analysis and manages the Fund's portfolio continuously, attempting to take advantage of opportunities to improve total return, which is a combination of income and principal performance over the long term. For federal income tax purposes, the income earned from municipal securities may be entirely tax-free, taxable or subject to only the alternative minimum tax. However, the Fund has no current intention of investing in municipal securities whose interest income is taxable or AMT bonds.

         Normally, the Fund invests at least 65% of its net assets in municipal securities which are rated within the three highest quality rating categories of Moody's (Aaa, Aa and A), S&P or Fitch (AAA, AA and A) or their equivalents, or if unrated, judged by the Adviser to be of comparable quality at the time of purchase. The Fund will not invest in any debt security rated lower than Baa by Moody's, BBB by S&P or Fitch or of equivalent quality as determined by the Adviser. The Fund may, however, invest in a debt security so rated by one rating agency even though the security may be rated lower by one or more of the other agencies.

         Securities must also meet credit standards applied by the Adviser. Should the rating of a portfolio security be downgraded after being purchased by the Fund, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.

         It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Fund's total assets will normally be invested in municipal securities and, under normal market conditions, the Fund expects to invest 100% of its portfolio securities in municipal securities. However, for temporary defensive purposes or if an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of the Fund's assets may be held in cash or invested in short-term taxable investments, including U.S. Government obligations and money market instruments. The Fund may temporarily invest more than 20% of its assets in taxable securities during periods which, in the Adviser's opinion, require a defensive position. A portion of the Fund's income may be subject to regular federal, state and local income taxes. It is impossible to predict how long such alternative strategies may be utilized.

         The Fund may also invest in third party puts, municipal lease obligations, variable rate demand instruments and when-issued or forward delivery securities, may purchase warrants to purchase debt securities, may enter into repurchase agreements and may also engage in strategic transactions. See "Additional information about policies and investments" for more information about these investment techniques.


General Investment Objectives and Policies of Scudder Medium Term Tax Free Fund


         Scudder Medium Term Tax Free Fund, a diversified series of Scudder Tax Free Trust, seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation. The Fund is designed for investors seeking a higher level of federally tax-free income than normally provided by tax-free money market or other short-term investments, and more price stability than investments in long-term municipal bonds.

         The Fund will invest primarily in high-grade, intermediate-term municipal bonds. The dollar-weighted average effective maturity of the Fund's portfolio will range between five and 10 years. Within this limitation, the Fund may not purchase individual securities with effective maturities greater than 15 years. To the extent the Fund invests in high-grade securities, it will be unable to avail itself of opportunities for higher income which may be available with lower-grade investments.

SMTTFF Investments. The municipal securities in which the Fund may invest are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. Such municipal securities include municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes.

         The Fund may also invest in municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include general obligation bonds which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, revenue bonds, prerefunded bonds, industrial development and other private activity bonds. The Fund may also invest in variable rate demand instruments.

         The Fund may invest more than 25% of its assets in industrial development or other private activity bonds, subject to the Fund's fundamental investment policies, and also subject to the Fund's current intention not to invest in municipal securities whose investment income is taxable or AMT bonds. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity, bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

         Normally, the Fund invests at least 65% of its net assets in municipal bonds which are rated within the three highest quality rating categories of Moody's (Aaa, Aa and A), S&P or Fitch (AAA, AA and A) or their equivalents, or if unrated, judged by the Adviser to be of comparable quality at the time of purchase. The Fund will not invest in any debt security rated lower than Baa by Moody's, BBB by S&P or Fitch or of equivalent quality as determined by the Adviser. The Fund may, however, invest in a debt security so rated by one rating agency even though the security may be rated lower by one or more of the other agencies.


         Securities must also meet credit standards applied by the Adviser. Should the rating of a portfolio security be downgraded after being purchased by the Fund, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.


         At least 80% of the Fund's total assets will normally be invested in municipal bonds and, under normal market conditions, the Fund expects to invest 100% of its portfolio securities in municipal securities. However, for temporary defensive purposes or if an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of the Fund's assets may be held in cash or invested in short-term taxable investments, including U.S. Government obligations and money market instruments. The Fund may temporarily invest more than 20% of its assets in taxable securities during periods which, in the Adviser's opinion, require a defensive position. A portion of the Fund's income may be subject to regular federal, state and local income taxes. It is impossible to predict how long such alternative strategies may be utilized.

         The Fund may also  invest  in  stand-by  commitments  and  other  puts, repurchase agreements, reverse repurchase agreements, municipal lease obligations, variable rate demand instruments and when-issued or forward delivery securities, may purchase warrants to purchase debt securities, and may also engage in strategic transactions. See "Additional information about policies and investments" for more information about these investment techniques.

General Investment  Objectives and Policies of Scudder Managed Municipal Bonds

         Scudder Managed Municipal Bonds, a diversified series of Scudder Municipal Trust, seeks to provide income exempt from regular federal income tax primarily through investments in high-grade, long-term municipal securities.

         The Fund attempts to take advantage of opportunities in the market caused by such factors as temporary yield disparities among individual issues or classes of securities in an effort to achieve better capital performance than that of an unmanaged portfolio of municipal bonds.

         All income distributed by the Fund is expected to be exempt from federal income taxes, but income may be subject to state and local income taxes. Ordinarily, the Fund expects that 100% of its portfolio securities will be in federally tax-exempt securities although a small portion of its income may be subject to regular federal or alternative minimum tax.

SMMB Investments. It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Fund's net assets will normally be invested in municipal bonds. Under normal market conditions, the Fund expects to invest 100% of its portfolio in municipal securities. The Fund has the flexibility to invest in municipal securities with short-, medium- and long-term maturities. During recent years, its portfolio has been invested primarily in long-term municipal bonds.


         The municipal securities in which the Fund may invest are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their subdivisions, agencies and instrumentalities. The interest on these securities is exempt from regular federal income tax. These municipal securities include municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. The Fund may also invest in municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued.

         Municipal bonds include: general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; revenue bonds; prerefunded bonds; industrial development and pollution control bonds. The Fund may also invest in other municipal securities such as variable rate demand instruments.

         The Fund may invest more than 25% of its assets in industrial development or other private activity bonds, subject to the Fund's fundamental investment policies, and also subject to the Fund's 20% limitation on investing in municipal securities whose investment income is taxable or AMT bonds and the Fund's current intention not to invest in municipal securities whose investment income is subject to regular federal income tax. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.


         Normally, the Fund invests at least 65% of its net assets in securities rated, or issued by an issuer rated, within the three highest quality rating categories of Moody's (Aaa, Aa and A), S&P or Fitch (AAA, AA and A) or their equivalents, or if unrated, judged by the Adviser, to be of comparable quality at the time of purchase. The Fund may invest up to 10% of its assets in debt securities rated lower than Baa by Moody's, BBB by S&P or Fitch or of equivalent quality as determined by the Adviser, but will not purchase bonds rated below B by Moody's, S&P or Fitch, or their equivalent. Unrated obligations will be purchased only if they are considered to be of a quality comparable to obligations rated as described above and are readily marketable. Securities must also meet credit standards applied by the Adviser. Should the rating of a portfolio security be downgraded after being purchased by the Fund, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security. For temporary defensive purposes or if an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of the Fund's assets may be held in cash or invested in short-term taxable investments, including U.S. Government obligations and money market instruments. The Fund may invest more than 20% of its assets in taxable securities to meet temporary liquidity requirements. It is impossible to predict how long such alternative strategies may be utilized.


         The Fund may also  invest  in  stand-by  commitments  and  other  puts, repurchase agreements, municipal lease obligations, variable rate demand instruments and when-issued or forward delivery securities, may purchase warrants to purchase debt securities, and may also engage in strategic transactions. See "Additional information about policies and investments" for more information about these investment techniques.


General Investment  Objectives and Policies of Scudder High Yield Tax Free Fund

         Scudder High Yield Tax Free Fund, a diversified series of Scudder Municipal Trust, seeks to provide a high level of income, exempt from regular federal income tax, from an actively managed portfolio consisting primarily of investment-grade municipal securities.

         The Fund will invest at least 50% of its assets in municipal bonds rated, at the time of purchase, within the four highest quality rating categories of Moody's (Aaa, Aa, A or Baa), S&P or Fitch (AAA, AA, A or BBB), or their equivalents as determined by the Adviser. The Fund may invest, however, up to 50% of its total assets in bonds rated below Baa by Moody's or below BBB by S&P or Fitch, or unrated securities considered to be of equivalent quality. The Fund may not invest in bonds rated below B by Moody's, S&P or Fitch, or their equivalent. Should the rating of a portfolio security be downgraded after being purchased by the Fund, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.

         During the fiscal year ended December 31, 1997, the average monthly dollar-weighted market value of the bonds in the Fund's portfolio was rated as follows: 16.5% AAA, 7.5% AA, 11.2% A, 39.7% BBB, 2.7% BB, 0.1%B and 22.2% not
rated. The bonds are rated by Moody's, S&P, or of equivalent quality as determined by the Adviser. A large portion of the Fund's bond holdings may trade at substantial discounts from face value.

High quality bonds, those within the two highest quality rating categories, characteristically have a strong capacity to pay interest and repay principal. Medium-grade bonds, those within the next two such categories, are defined as having adequate capacity to pay interest and repay principal. Lower-grade bonds (so-called "junk bonds"), those rated below Baa by Moody's or BBB by S&P or Fitch, involve greater price variability and a higher degree of speculation with respect to the payment of principal and interest. Although some have produced higher yields in the past than the investment-grade bonds in which the Fund primarily invests, lower-grade bonds are considered to be predominantly speculative and, therefore, carry greater risk.


         The Fund expects to invest primarily in medium-grade bonds. For temporary defensive purposes, the Fund may vary from its investment policies during periods when the Adviser determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. During such periods the Fund may temporarily invest up to 100% of its assets in high-quality municipal securities and high-quality short-term tax-exempt or taxable instruments. It is impossible to accurately predict how long such alternative strategies may be utilized.


SHYTFF Investments. It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Fund's net assets will normally be invested in municipal securities. Under normal market conditions, the Fund expects to invest 100% of its portfolio assets in municipal securities, the interest income from which is, in the opinion of bond counsel, free from regular federal income tax. These municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their subdivisions, agencies and instrumentalities. Such municipal securities include municipal notes, which are generally used to provide short-term capital needs, and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes and construction loan notes.


         The Fund may also invest in municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include general obligation bonds, revenue bonds, prerefunded bonds, industrial development and pollution control bonds. General obligation bonds and notes are secured by the issuer's pledge of its full faith, credit and taxing power for payment of principal and interest. Revenue bonds and notes are generally paid from the revenues of a particular facility or a specific excise tax or other revenue source. The Fund may also invest in other municipal securities such as variable rate demand instruments. The Fund may invest more than 25% of its assets in industrial development or other private activity bonds, subject to the Fund's fundamental investment policies, and also subject to the Fund's 20% limitation on investing in AMT bonds and the Fund's current intention not to invest in municipal securities whose investment income is subject to regular federal income tax. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.


         Under normal market conditions, the Fund expects to invest principally in municipal securities with long-term maturities (i.e., more than 10 years). The Fund has the flexibility, however, to invest in municipal securities with short- and medium-term maturities as well. The Fund may invest more than 20% of its total assets in taxable securities to meet temporary liquidity requirements.

         The Fund may also  invest  in  stand-by  commitments  and  other  puts, repurchase agreements, municipal lease obligations, variable rate demand instruments and when-issued or forward delivery securities and may also engage in strategic transactions. See "Additional information about policies and investments" for more information about these investment techniques.

         The Fund's distributions from interest on certain municipal securities may be subject to the alternative minimum tax depending upon investors' particular situations. However, no more than 20% of the Fund's net assets will normally be invested in municipal securities whose interest income, when distributed to shareholders, is subject to the individual alternative minimum tax. In addition, state and local taxes may apply, depending on your state tax laws.


Risk Factors

High Yield, High Risk Securities. Below investment-grade securities (rated Ba and lower by Moody's and BB and lower by S&P) or unrated securities of equivalent quality, in which the Fund may invest carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a Fund to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objective by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of such security.

         Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type. For more information regarding tax issues related to high yield securities, see "TAXES."


 Master/Feeder Structure


         The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder structure as described below.

         A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Investments and Investment Techniques Common to the Funds

         As discussed below, the following description of investments and investment techniques is applicable to more than one of the Funds.

Municipal Securities. Municipal Securities are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors, except for the possible applicability of the alternative minimum tax. The two principal classifications of municipal securities are "Notes" and "Bonds."

     1........Municipal Notes. Municipal Notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

         Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as Federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

     2........Municipal  Bonds.  Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "General Obligation" Bonds and "Revenue" Bonds.

         Issuers of General Obligation Bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of General Obligation Bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

         The principal security for a Revenue Bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue Bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

         Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected. Each Fund, with the exception of SLTTFF, may invest more than 25% of its assets in industrial development or other private activity bonds, subject to each Fund's fundamental investment policies, and also subject to each Fund's current intention not to invest in municipal securities whose investment income is taxable or AMT bonds, or in the case of SHYTFF, subject to the Fund's 20% limitation on investing in AMT bonds. For the purposes of each Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

         3........Municipal  Lease  Obligations and Participation  Interests.  A
municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the Fund's original investment.

         Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts.

         Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of the Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Fund may be determined by the Adviser to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace in which the security trades. In addition, the Adviser will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

         The Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide the Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days' notice, of all or any part of the Fund's participation interest in the underlying municipal lease obligation, plus accrued interest. The Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax and state income tax, if applicable.

     4........Other  Municipal  Securities.  There is, in addition, a variety of hybrid and special types of municipal securities as well as numerous differences in the security of municipal securities both within and between the two principal classifications above.

         The Funds may purchase variable rate demand instruments that are tax-exempt municipal obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit a Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The Funds intend to exercise the demand only (1) upon a default under the terms of the municipal obligation, (2) as needed to provide liquidity to the Fund, or (3) to maintain a high quality investment portfolio or (4) to maximize the Fund's yield. A bank that issues a repurchase commitment may receive a fee from a Fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

         The variable rate demand instruments that a Fund may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. The Funds will determine the variable rate demand instruments that they will purchase in accordance with procedures approved by the Trustees to minimize credit risks. The Adviser may determine that an unrated variable rate demand instrument meets a Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the Fund. Thus, either the credit of the issuer of the municipal obligation or the guarantor bank or both will meet the quality standards of a Fund. The Adviser will reevaluate each unrated variable rate demand instrument held by a Fund on a quarterly basis to determine that it continues to meet the Fund's quality criteria.

         The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. The Funds may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

         The maturity of the variable rate demand instruments held by the Funds will ordinarily be deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

         5........General   Considerations.   An  entire   issue  of   Municipal
Securities may be purchased by one or a small number of institutional investors such as one of the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933, as amended (the "1933 Act") prior to offer and sale unless an exemption from such registration is available, municipal securities which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal securities which were not publicly offered initially.

         Securities purchased for the Funds are subject to the limitations on holdings of securities which are not readily marketable contained in each Fund's investment restrictions. The Adviser determines whether a municipal security is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to each Fund's investments enhance marketability. In addition, Stand-by Commitments and demand obligations also enhance marketability.

         For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities which are not General Obligation Bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

         Each Fund expects that it will not invest more than 25% of its total assets in municipal securities whose issuers are located in the same state or more than 25% of its total assets in municipal securities the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. Each Fund may invest more than 25% of its total assets in municipal securities of one or more of the following types: public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. Government guaranteed securities; or industrial development and pollution control bonds. There could be economic, business or political developments, which might affect all municipal securities of a similar type. However, the Funds believe that the most important consideration affecting risk is the quality of particular issues of municipal securities rather than factors affecting all, or broad classes of, municipal securities.


When-Issued or Forward Delivery Securities. The Funds may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, that Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that each Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase securities on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that the net asset value or income of their portfolios will be adversely affected by their purchase of securities on a when-issued or forward delivery basis. Each Fund will establish with its custodian a segregated account in which it will maintain cash or liquid assets, equal in value to commitments for when-issued or forward delivery securities. Such segregated securities may mature or be sold, if necessary, on or before the settlement date. The Funds will not enter into such transactions for leverage purposes.


Stand-by Commitments. Each Fund, with the exception of SLTTFF, may engage in Stand-by Commitments. STFMF has received an order from the SEC which will enable it to improve its portfolio liquidity by making available same-day settlements on portfolio sales (and thus facilitate the same-day payments of redemption proceeds in federal funds) through the acquisition of "Stand-by Commitments." SMTTFF, SMMB and SHYTFF may engage in such transactions subject to the limitations in the rules under the Investment Company Act of 1940, as amended (the "1940 Act"). A Stand-by Commitment is a right acquired by a Fund, when it purchases a municipal security from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at that Fund's option, at a specified price. Stand-by Commitments are also known as "puts." STFMF's, SMMB's and SHYTFF's investment policies permit the acquisition of Stand-by Commitments solely to facilitate portfolio liquidity. The acquisition of or the power to exercise a Stand-by Commitment will not affect the valuation or maturity of STFMF's underlying portfolio, which will be valued in accordance with the order of the SEC. The exercise by a Fund of a Stand-by Commitment is subject to the ability of the other party to fulfill its contractual commitment.

         Stand-by Commitments acquired by the Funds will have the following features: (1) they will be in writing and will be physically held by a Fund's custodian; (2) a Fund's rights to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Adviser's opinion present a minimal risk of default; (4) although Stand-by Commitments will not be transferable, municipal securities purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a Fund's acquisition cost (excluding the cost, if any, of the Stand-by Commitment) of the municipal securities which are subject to the commitment (excluding any accrued interest which a Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date. Since STFMF will value municipal securities on an amortized cost basis, the amount receivable upon exercise of a Stand-by Commitment will be substantially the same as the value assigned by that Fund to the underlying securities. Moreover, while there is little risk of an event occurring which would make amortized cost valuation of its portfolio securities inappropriate, if such condition developed, the securities may, in the discretion of the Trustees, be valued on the basis of available market information and held to maturity. Each Fund expects to refrain from exercising a Stand-by Commitment in the event that the amount receivable upon exercise of the Stand-by Commitment is significantly greater than the then current market value of the underlying municipal securities in order to avoid imposing a loss on a seller and thus jeopardizing that Fund's business relationship with that seller.

         The Funds expect that Stand-by Commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, each Fund will pay for Stand-by Commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments. As a matter of policy, the total amount "paid" by a Fund in either manner for outstanding Stand-by Commitments will not exceed 1/2 of 1% of the value of total assets of that Fund calculated immediately after any Stand-by Commitment is acquired.

         It is difficult to evaluate the likelihood of use or the potential benefit of a Stand-by Commitment. Therefore, it is expected that the Funds' Trustees will determine that Stand-by Commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, in the case of SMTTFF, if the market price of the security subject to the Stand-by Commitment is less than the exercise price of the Stand-by commitment, such security will ordinarily be valued at such exercise price. When each Fund has paid for a Stand-by Commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held. In addition, for purposes of complying with the condition of the SEC's amortized cost Rule that the dollar-weighted average maturity of its portfolio shall not exceed 90 days, the maturity of a portfolio security of STFMF shall not be considered shortened or otherwise affected by any Stand-by Commitment to which such security is subject.

         Management of the Funds understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Funds intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. There is no assurance that Stand-by Commitments will be available to the Funds nor has any of the Funds assumed that such commitments would continue to be available under all market conditions.

Third Party Puts. The Funds may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals (not exceeding 397 calendar days in the case of STFMF) to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and, in the case of STFMF, the dollar-weighted average maturity of the Fund's portfolio would be adversely affected.

         These bonds coupled with puts may present the same tax issues as are associated with Stand-by Commitments discussed above. As with any Stand-by Commitments acquired by a Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Funds' portfolios in a manner designed to minimize any adverse impact from these investments.

Repurchase Agreements. Each Fund, with the exception of SLTTFF, may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other issuers of obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Fitch.

         A repurchase agreement provides a means for a Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security ("obligation") and the seller agrees, at the time of sale, to repurchase the obligation at a specified time and price. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund (which is taxable) is unrelated to the interest rate on the obligation itself. Obligations will be physically held by the custodian or in the Federal Reserve Book Entry system.

         For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the obligation subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the obligation purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by that Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before repurchase of the obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the obligation. If the court characterized the transaction as a loan and a Fund has not perfected a security interest in the obligation, that Fund may be required to return the obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the obligation, in which case a Fund may incur a loss if the proceeds to that Fund from the sale to a third party are less than the repurchase price. However, if the market value of the obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Reverse Repurchase Agreements. STFMF and SMTTFF may enter into "reverse repurchase agreements," which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. STFMF and SMTTFF will maintain a segregated account with its custodian
containing  cash,  U.S.   Government   securities  and  other  high  grade  debt
obligations equal in value to its obligation in connection with outstanding reverse repurchase agreements. STFMF may also acquire participation in privately negotiated loans to municipal borrowers provided that the interest received by the Fund is exempt, in the opinion of bond counsel to the municipal borrower, from federal income tax. Reverse repurchase agreements are borrowings subject to STFMF's and SMTTFF's investment restrictions applicable to that activity.

Participation Interests. STFMF may purchase from banks participation interests in all or part of specific holdings of municipal securities. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Adviser has determined meets the prescribed quality standards of each Fund. Thus, even if the credit of the issuer of the municipal security does not meet the quality standards of STFMF, the credit of the selling bank will. STFMF has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the municipal security plus accrued interest, but only (1) as required to provide liquidity to the Fund, (2) to maintain a high quality investment portfolio or (3) upon a default under the terms of the municipal security. The selling bank may receive a fee from STFMF in connection with the arrangement. STFMF will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service satisfactory to the Trustees of the Fund that interest earned by the Fund on municipal obligations in which it holds participation interests is exempt from federal income tax. An opinion of counsel is not binding on the Service and there is no assurance that the Service will agree with any opinion of counsel.

Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leverage purposes, if such a strategy were implemented in the future it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Strategic Transactions and Derivatives. Each Fund, with the exception of STFMF may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements), to manage the effective maturity or duration of the Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.


         In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit (except to the extent that 80% of the Funds' net assets are required to be invested in tax-exempt municipal securities, and as limited by the Funds' other investment restrictions) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Funds' portfolio resulting from securities markets fluctuations, to protect the Funds' unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Funds' portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of each Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not to create leveraged exposure in the Fund.


         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Funds, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Funds can realize on its investments or cause the Funds to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Funds creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Funds' position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 10% of its assets in illiquid securities.

         If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

         A Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

         A Fund may purchase and sell put options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of a Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         A Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. A Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and a Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

         Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

         OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

         The Fund's activities  involving Strategic  Transactions may be limited
by  the   requirements  of  Subchapter  M  of  the  Internal  Revenue  Code  for
qualification as a regulated investment company. (See "TAXES.")


Illiquid Securities. Each Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted or illiquid securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.


         Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if such sale is made in violation of the 1933 Act or if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

         The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers wishing to purchase or sell the security and the number of their potential purchasers, (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Trustees' Power to Change Objectives and Policies

         The objectives and policies of the Funds described above may be changed, unless expressly stated to the contrary, by their respective Trustees without a vote of their shareholders.

Investment Restrictions

         Unless specified to the contrary, the following restrictions are fundamental policies and may not be changed with respect to each of the Funds without the approval of a majority of the outstanding voting securities of such Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund. Any nonfundamental policy of a Fund may be modified by the Fund's Trustees without a vote of the Fund's shareholders.

         Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Funds.


         As a matter of fundamental policy, each Fund may not:


         (1) borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (2) issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (3) concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

          (6) purchase physical commodities or contracts relating to physical commodities;

         (7) make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         In addition, as a matter of fundamental policy, each of Scudder High Yield Tax Free Fund, Scudder Managed Municipal Bonds, Scudder Medium Term Tax Free Fund and Scudder Limited Term Tax Free Fund will:

         (8) have at least 80% of its net assets invested in municipal securities during periods of normal market conditions.

         In addition, as a matter of fundamental policy, Scudder Tax Free Money Fund will:

         (9)      have at least 80% of its net  assets  invested  in  short-term
                  municipal   securities   during   periods  of  normal   market
                  conditions.



         As a matter of nonfundamental policy, each of Scudder High Yield Tax Free Fund, Scudder Limited Term Tax Free Fund, Scudder Managed Municipal Bonds and Scudder Medium Term Tax Free Fund may not:

          (a) borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

         (b) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments,
                  (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

         (c) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

         (d) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (e) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

         (f) lend portfolio securities in an amount greater than 5% of its total assets.

         In addition, as a matter of nonfundamental policy, Scudder Tax Free Money Fund may not:

          (g) borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes; and


          (h) lend portfolio securities in an amount greater than 5% of its total assets.


                                  PURCHASES

                       (See "Purchases" and "Transaction information" in the Funds' prospectus.)

Additional Information About Opening an Account

         Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD"), and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Fund name, the amount to be wired ($2,500 minimum), the name of the bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, State Street Bank and Trust Company, Boston, Massachusetts 02101 ABA Number 011000028, DDA Account Number 9903-5552. The investor must give the Scudder fund name, account name and the new account number. Finally, the investor must send a completed and signed application to the Fund promptly.

Checks

         A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

         If shares of a Fund are purchased by a check which proves to be uncollectible, the Trusts reserve the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by that Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, such Fund will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

         In the case of SLTTFF, SMTTFF, SMMB and SHYTFF, to purchase shares of a Fund and obtain the same day's dividend, and in the case of STFMF to obtain the net asset value determined as of twelve o'clock noon, you must have your bank forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to twelve o'clock noon eastern time on that day. If you wish to make a purchase of $500,000 or more you should notify the Fund's transfer agent, Scudder Service Corporation (the "Transfer Agent") of such a purchase by calling 1-800-225-5163. If either the federal funds or the account information is received after twelve o'clock noon eastern time but both the funds and the information are made available before the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4 p.m. eastern time), on any business day, shares will be purchased at net asset value determined on that day but will not receive the dividend; in such cases, dividends commence on the next business day.

         For each Fund the bank sending an investor's federal funds by bank wire may charge for the service. Presently the Distributor pays a fee for receipt by State Street Bank (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

         Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of a Fund.


Additional Information About Making Subsequent Investments by  QuickBuy

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of the Fund by telephone. Through this service shareholders may purchase up to $250,000. To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the Exchange, normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.

         In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing an QuickBuy Enrollment Form. After sending in an enrollment form shareholders should allow for 15 days for this service to be available.


         The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share Price

         Purchases will be filled without sales charge at the net asset value next computed after receipt of a purchase order in good order. Net asset value for STFMF normally is computed twice a day, as of twelve o'clock noon and the close of regular trading on the Exchange on each day the Exchange is open for trading. Net asset value for SLTTFF, SMTTFF, SMMB and SHYTFF normally is computed as of the close of regular trading on each day the Exchange is open for trading. Orders received after such close will be filled at the net asset value per share on the following business day. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than a Fund, to forward the purchase order to the Transfer Agent in Boston by the close of regular trading on the Exchange.

Share Certificates

         Due to the desire of the Funds' management to afford ease of redemption, certificates will not be issued to indicate ownership in the Funds. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares. See "Purchases" and "Exchanges and redemptions" in the Funds' prospectus.

Other Information

         The Funds have authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for the Funds' shares. Those brokers may also designate other parties to accept purchase and redemption orders on each Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at that Fund's net asset value next computed after acceptance by such brokers or their authorized designees.
Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Funds' principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.



         The "Tax Identification Number" section of the Funds' application must be completed when opening an account. Applications and purchase orders without a correct certified tax identification number and certain other certified information (e.g., from exempt investors a certification of exempt status) will be returned to the investor.

         A Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of, the assets of any investment company (or series thereof) or personal holding company, subject to the requirements of the 1940 Act.

                          EXCHANGES AND REDEMPTIONS

               (See "Exchanges and redemptions" and "Transaction information" in the Funds' prospectus.)

Exchanges

         Exchanges are comprised of a redemption from one Scudder fund and the purchase of another Scudder fund to an existing account or newly established account. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization, and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $2,500. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, tax identification number, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain a signature guarantee as described under "Transaction information--Redeeming shares--Signature Guarantee" in the Fund's prospectus.

         Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at respective net asset values determined on that day. Exchange orders received after the close of regular trading will be executed on the following business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder Fund to an existing account in another Scudder fund at current net asset value through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the phone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

         There is no charge to the shareholder for any exchange described above. An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder and the proceeds of such exchange may be subject to backup withholding (See "TAXES").


         Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Trusts employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Trusts do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Trusts will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine. The Trusts and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

         The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder funds. For more information, please call 1-800-225-5163.

Redemption by Telephone

         In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent. The proceeds will not be mailed or wired other than to a predesignated bank account. Shareholders currently receive the right to redeem up to $100,000 to their address of record automatically, without having to elect it.

         (a) NEW INVESTORS wishing to establish telephone redemption to a designated bank account must complete the appropriate section on the application.

         (b) EXISTING SHAREHOLDERS who wish to establish telephone redemption to a designated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. A signature and a signature guarantee are required for each person in whose name the account is registered.

         Shareholders of STFMF who have elected "telephone redemption" may telephone before twelve o'clock noon and request that proceeds of their redemption be wired to the designated bank on the same day. Shareholders redeeming before noon will receive the net asset value per share determined as of twelve o'clock noon and will not receive the dividend on the day of redemption.

         Shareholders of STFMF whose redemption requests are received by the Fund's transfer agent after twelve o'clock noon eastern time and prior to 4 p.m. will receive the net asset value per share determined as of 4 p.m. and will receive that day's dividend for the day of redemption. Proceeds will normally be mailed on the next business day or wired on the next day on which State Street Bank is open for business. Redemption requests received by the Fund's Transfer Agent after 4 p.m. will receive the net asset value on the next business day.

         If a request for redemption to a shareholder's bank account is made by telephone or telegram, payment will be made by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5.00 charge for all wire redemptions.

Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         The Trusts employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Trusts do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Trusts will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.


Redemption By  QuickSell

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and have elected to participate in the QuickSell program may sell shares of the Fund by telephone. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4 p.m. eastern time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing an QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.


         The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by Mail or Fax

         Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signatures guaranteed as explained in the Funds' Prospectus.

         In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

         It is suggested that shareholders holding share certificates or shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven days of payment for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.

Redemption by Write-A-Check

         All new investors and existing shareholders of STFMF, SLTTFF and SMTTFF who apply for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on each Fund's books for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. The Funds pay the bank charges for this service. However, each Fund will review the cost of operation periodically and reserves the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. The Funds, Scudder Service Corporation and State Street Bank and Trust Company each reserves the right at any time to suspend or terminate the "Write-A-Check" procedure.

         Checks will be returned by the Custodian if there are insufficient shares to meet the withdrawal amount. Potential fluctuations in the per share value of SMTTFF should be considered in determining the amount of the check. An investor should not attempt to close an account by check, because the exact balance at the time the check clears will not be known when the check is written.

Other Information

         If a shareholder redeems all shares in the account, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than a shareholder's cost depending upon the net asset value at the time of the redemption or repurchase. None of the Funds imposes a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to a shareholder's bank account. Redemption of shares, including redemptions undertaken to effect an exchange for shares of another Scudder fund, and including exchanges and redemptions with STFMF, SLTTFF and SMTTFF by Write-A-Check, may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such redemptions may be subject to backup withholding (see "TAXES.")

         Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

         The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and to receive payment therefor may be suspended at times (a) during which the Exchange is closed, other than customary weekend and holiday closings, (b) during which trading on the Exchange is restricted, (c) during which an emergency exists as a result of which disposal by the Fund involved of securities owned by it is not reasonably practicable or it is not reasonably practicable for that Fund fairly to determine the value of its net assets, or (d) during which the SEC by order permits such suspension of the right of redemption or a postponement of the date of payment or of redemption; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

         Shareholders should maintain a share balance worth at least $2,500 ($1,000 for IRAs, Uniform Gift to Minor Act, and Uniform Trust to Minor Act
accounts),  which  amount  may be  changed  by the  Board of  Trustees.  Scudder retirement plans have similar or lower minimum balance requirements. A shareholder may open an account with at least $1,000 ($500 for an UGMA, UTMA, IRA and other retirement accounts), if an automatic investment plan (AIP) of $100/month ($50/month for an UGMA, UTMA, IRA and other retirement accounts) is established.

         Shareholders who maintain a non-fiduciary account balance of less than $2,500 in a Fund, without establishing an AIP, will be assessed an annual $10.00 per fund charge with the fee to be reinvested in the Fund. The $10.00 charge will not apply to shareholders with a combined household account balance in any of the Scudder Funds of $25,000 or more. Each Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. Each Fund will mail the proceeds of the redeemed account to the shareholder at the address of record. Reductions in value that result solely from market activity will not trigger an involuntary redemption. UGMA, UTMA, IRA and other retirement accounts will not be assessed the $10.00 charge or be subject to automatic liquidation.

                  FEATURES AND SERVICES OFFERED BY THE FUNDS

                                (See   "Shareholder   benefits"  in  the  Funds'
prospectus.)

The Pure No-Load(TM) Concept

         Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

         Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

         A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

         A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Rules of Fair Practice, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.


         Because Scudder funds do not pay any asset-based sales charges or service fees, Scudder developed and trademarked the phrase pure no-load(TM) to distinguish funds in the Scudder Family of Funds from other no-load mutual funds. Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds. The Scudder Family of Funds consists of those Funds or classes of Funds advised by Scudder which are offered without commissions to purchase or redeem shares or to exchange from one Fund to another.


         The following chart shows the potential long-term advantage of investing $10,000 in a Scudder pure no-load fund over investing the same amount in a load fund that collects an 8.50% front-end load, a load fund that collects only a 0.75% 12b-1 and/or service fee, and a no-load fund charging only a 0.25% 12b-1 and/or service fee. The hypothetical figures in the chart show the value of an account assuming a constant 10% rate of return over the time periods indicated and reinvestment of dividends and distributions.

======================== ---------------------- ---------------------- ---------------------- ======================
         YEARS           ScudderPure No-Load(TM)   8.50% Load Fund     Load Fund with 0.75%     No-Load Fund with
                                 Fund                                        12b-1 Fee           0.25% 12b-1 Fee
======================== ---------------------- ---------------------- ---------------------- ======================

          10                    $25,937                $23,733                $24,222                $25,354
======================== ---------------------- ---------------------- ---------------------- ======================

          15                     41,772                 38,222                 37,698                 40,371
======================== ====================== ====================== ====================== ======================

          20                     67,275                 61,557                 58,672                 64,282
======================== ====================== ====================== ====================== ======================

         Investors are encouraged to review the fee tables on pages 2, 3 and 4 of the Fund's prospectus for more specific information about the rates at which management fees and other expenses are assessed.

Internet Access

World   Wide  Web  Site  --  The   address   of  the   Scudder   Funds  site  is
http://funds.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses and profiles with links between summary information in Profiles and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.

         The site is designed for interactivity, simplicity and maneuverability. A section entitled "Planning Resources" provides information on asset allocation, tuition, and retirement planning to users who fill out interactive "worksheets." Investors can easily establish a "Personal Page," that presents price information, updated daily, on funds they're interested in following. The "Personal Page" also offers easy navigation to other parts of the site. Fund performance data from both Scudder and Lipper Analytical Services, Inc. are available on the site. Also offered on the site is a news feature, which provides timely and topical material on the Scudder Funds.

         Scudder has communicated with shareholders and other interested parties on Prodigy since 1988 and has participated since 1994 in GALT's Networth "financial marketplace" site on the Internet. The firm made Scudder Funds information available on America Online in early 1996.

Account Access -- Scudder is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

         Scudder's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

         An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

         A Call MeTM feature enables users to speak with a Scudder Investor Relations telephone representative while viewing their account on the Web site. In order to use the Call MeTM feature, an individual must have two phone lines and enter on the screen the phone number that is not being used to connect to the Internet. They are connected to the next available Scudder Investor Relations representative from 8 a.m. to 8 p.m. eastern time.

Dividend and Capital Gain Distribution Options

         Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income, or distributions from realized capital gains in additional shares of the same Fund. A change of instructions for the method of payment must be received by the Fund's transfer agent at least 5 days prior to a dividend record date. Shareholders may change their dividend option either by calling 1-800-225-5163 or by sending written instructions to the Transfer Agent. Please include your account number with your written request. See "How to contact Scudder" in the prospectus for the address.

         Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the transfer agent designating their option for either reinvestment or cash distributions of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the relevant Fund.

         Investors may also have dividends and distributions automatically deposited in their predesignated bank account through Scudder's DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gains distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-225-5163.


Scudder  Investor Centers

         Investors may visit any of the Investor Centers maintained by the Distributor. The Centers are designed to provide individuals with services during any business day. Investors may pick up literature or obtain assistance with opening an account, adding monies or special options to existing accounts, making exchanges within the Scudder Family of Funds, redeeming shares or opening retirement plans. Checks should not be mailed to the Centers but should be mailed to "The Scudder Funds" at the address listed under "How to contact Scudder" in the Funds' prospectus.


Reports to Shareholders

         All three Trusts issue to their respective shareholders annual and semiannual financial statements (audited annually by independent accountants), including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights for that Fund, as the case may be.

Diversification

         A shareholder's investment represents an interest in a large, diversified portfolio of carefully selected securities. Diversification may protect investors against the possible risks associated with concentrating in fewer securities.

Transaction Summaries

         Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

                           THE SCUDDER FAMILY OF FUNDS

                         (See  "Investment  products and services" in the Funds'
prospectuses.)

         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds. To assist investors in choosing a Scudder fund, descriptions of the Scudder funds' objectives follow.

MONEY MARKET

         Scudder U.S. Treasury Money Fund seeks to provide safety, liquidity and stability of capital and, consistent therewith, to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible, and declares dividends daily.

         Scudder Cash Investment Trust ("SCIT") seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. SCIT seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible, and declares dividends daily.

         Scudder Money Market Series seeks to provide investors with as high a level of current income as is consistent with its investment polices and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

         Scudder Government Money Market Series seeks to provide investors with as high a level of current income as is consistent with its investment polices and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

TAX FREE MONEY MARKET

         Scudder Tax Free Money Fund ("STFMF") seeks to provide income exempt from regular federal income tax and stability of principal through investments primarily in municipal securities. STFMF seeks to maintain a constant net asset value of $1.00 per share, although in extreme circumstances this may not be possible.

         Scudder Tax Free Money Market Series seeks to provide investors with as high a level of current income that cannot be subjected to federal income tax by reason of federal law as is consistent with its investment policies and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

         Scudder California Tax Free Money Fund* seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share while providing California taxpayers income exempt from both California State personal and regular federal income taxes. The Fund is a professionally managed portfolio of high quality, short-term California municipal securities. There can be no assurance that the stable net asset value will be maintained.

         Scudder New York Tax Free Money Fund* seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, while providing New York taxpayers income exempt from New York State and New York City personal income taxes and regular federal income tax. There can be no assurance that the stable net asset value will be maintained.

TAX FREE

         Scudder Limited Term Tax Free Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

         Scudder Medium Term Tax Free Fund seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation. The Fund will invest primarily in high-grade, intermediate-term bonds.

         Scudder Managed Municipal Bonds seeks to provide income exempt from regular federal income tax primarily through investments in high-grade, long-term municipal securities.

         Scudder High Yield Tax Free Fund seeks to provide a high level of interest income, exempt from regular federal income tax, from an actively managed portfolio consisting primarily of investment-grade municipal securities.

         Scudder California Tax Free Fund* seeks to provide California taxpayers with income exempt from both California State personal income and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of California municipal securities.

         Scudder Massachusetts Limited Term Tax Free Fund* seeks to provide Massachusetts taxpayers with as high a level of income exempt from Massachusetts personal income tax and regular federal income tax, as is consistent with a high degree of price stability, through a professionally managed portfolio consisting primarily of investment-grade municipal securities.

         Scudder Massachusetts Tax Free Fund* seeks to provide Massachusetts taxpayers with income exempt from both Massachusetts personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

         Scudder New York Tax Free Fund* seeks to provide New York taxpayers with income exempt from New York State and New York City personal income taxes and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of New York municipal securities.

* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder Ohio Tax Free Fund* seeks to provide Ohio taxpayers with income exempt from both Ohio personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

         Scudder Pennsylvania Tax Free Fund* seeks to provide Pennsylvania taxpayers with income exempt from both Pennsylvania personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

U.S. INCOME

         Scudder Short Term Bond Fund seeks to provide a high level of income consistent with a high degree of principal stability by investing primarily in high quality short-term bonds.

         Scudder Zero Coupon 2000 Fund seeks to provide as high an investment return over a selected period as is consistent with investment in U.S. Government securities and the minimization of reinvestment risk.

         Scudder GNMA Fund seeks to provide high current income primarily from U.S. Government guaranteed mortgage-backed (Ginnie Mae) securities.

         Scudder Income Fund seeks a high level of income, consistent with the prudent investment of capital, through a flexible investment program emphasizing high-grade bonds.

         Scudder High Yield Bond Fund seeks a high level of current income and, secondarily, capital appreciation through investment primarily in below investment-grade domestic debt securities.

GLOBAL INCOME

         Scudder Global Bond Fund seeks to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective, the Fund will seek capital appreciation.

         Scudder International Bond Fund seeks to provide income primarily by investing in a managed portfolio of high-grade international bonds. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

         Scudder Emerging Markets Income Fund seeks to provide high current income and, secondarily, long-term capital appreciation through investments primarily in high-yielding debt securities issued by governments and corporations in emerging markets.

ASSET ALLOCATION

         Scudder Pathway Series: Conservative Portfolio seeks primarily current income and secondarily long-term growth of capital. In pursuing these objectives, the Portfolio, under normal market conditions, will invest substantially in a select mix of Scudder bond mutual funds, but will have some exposure to Scudder equity mutual funds.

         Scudder Pathway Series: Balanced Portfolio seeks to provide investors with a balance of growth and income by investing in a select mix of Scudder money market, bond and equity mutual funds.

         Scudder Pathway Series: Growth Portfolio seeks to provide investors with long-term growth of capital. In pursuing this objective, the Portfolio will, under normal market conditions, invest predominantly in a select mix of Scudder equity mutual funds designed to provide long-term growth.

         Scudder Pathway Series: International Portfolio seeks maximum total return for investors. Total return consists of any capital appreciation plus dividend income and interest. To achieve this objective, the Portfolio invests in a select mix of established international and global Scudder funds.

U.S. GROWTH AND INCOME

         Scudder Balanced Fund seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities. The Fund also seeks long-term preservation of capital through a quality-oriented approach that is designed to reduce risk.

         Scudder Growth and Income Fund seeks long-term growth of capital, current income, and growth of income.

         Scudder S&P 500 Index Fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index.

         Scudder Real Estate Investment Fund seeks long-term capital growth and current income by investing primarily in equity securities of companies in the real estate industry.

U.S. GROWTH

     Value

         Scudder Large Company Value Fund seeks to maximize long-term capital appreciation through a value-driven investment program.

         Scudder Value Fund seeks long-term growth of capital through investment in undervalued equity securities.

         Scudder Small Company Value Fund invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies.

         Scudder Micro Cap Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of U.S. micro-capitalization ("micro-cap") common stocks.

     Growth

         Scudder Classic Growth Fund seeks to provide long-term growth of capital with reduced share price volatility compared to other growth mutual funds.

         Scudder Large Company Growth Fund seeks to provide long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies.

         Scudder Development Fund seeks long-term growth of capital by investing primarily in securities of small and medium-size growth companies.

         Scudder 21st Century Growth Fund seeks long-term growth of capital by investing primarily in the securities of emerging growth companies poised to be leaders in the 21st century.

SCUDDER CHOICE SERIES

         Scudder Financial Services Fund seeks long-term growth of capital primarily through investment in equity securities of financial services companies.

         Scudder Health Care Fund seeks long-term growth of capital primarily through investment in securities of companies that are engaged in the development, production or distribution of products or services related to the treatment or prevention of diseases and other medical problems.

         Scudder Technology Fund seeks long-term growth of capital primarily through investment in securities of companies engaged in the development, production or distribution of technology-related products or services.

GLOBAL GROWTH

     Worldwide

         Scudder Global Fund seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks.

         Scudder International Growth and Income Fund seeks long-term growth of capital and current income primarily from foreign equity securities.

         Scudder  International Fund seeks long-term growth of capital primarily
         through  a   diversified   portfolio  of  marketable   foreign   equity
         securities.

         Scudder Global Discovery Fund seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

         Scudder Emerging Markets Growth Fund seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

         Scudder Gold Fund seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold.

     Regional

         Scudder Greater Europe Growth Fund seeks long-term growth of capital through investments primarily in the equity securities of European companies.

         Scudder Pacific Opportunities Fund seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

         Scudder  Latin  America  Fund  seeks  to  provide   long-term   capital
         appreciation through investment primarily in the securities of Latin American issuers.

          The Japan Fund, Inc. seeks long-term capital appreciation by investing
          primarily  in  equity  securities   (including   American   Depository
          Receipts) of Japanese companies.

         The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

         The Scudder Family of Funds offers many conveniences and services, including: active professional investment management; broad and diversified investment portfolios; pure no-load funds with no commissions to purchase or redeem shares or Rule 12b-1 distribution fees; individual attention from a service representative of Scudder Investor Relations; and easy telephone exchanges into other Scudder funds. Certain Scudder funds may not be available for purchase or exchange. For more information, please call 1-800-225-5163.

                              SPECIAL PLAN ACCOUNTS

               (See "Scudder  tax-advantaged  retirement plans,"  "Purchases--By
                Automatic Investment Plan" and "Exchanges and redemptions--By Automatic Withdrawal Plan" in the Fund's prospectus.)

         Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

         Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRA's other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

         None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Automatic Withdrawal Plan


         Non-retirement plan shareholders who currently own or purchase $10,000 or more of shares of the Funds may establish an Automatic Withdrawal Plan. The investor can then receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s) as described under "Transaction information--Redeeming shares--Signature guarantees" in each Fund's prospectus. Any such requests must be received by each Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, each Trust, or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by each Trust of notice of death of the shareholder.


         An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163.


 Cash Management System--Group Sub-Accounting Plan for
Trust Accounts, Nominees and Corporations


         To minimize record-keeping by fiduciaries and corporations, arrangements have been made with the Transfer Agent to offer a convenient group sub-accounting and dividend payment system to bank trust departments and others. Debt obligations of banks which utilize the Cash Management System are not given any preference in the acquisition of investments for a Fund or Portfolio.

         In its discretion, a Fund may accept minimum initial investments of less than $2,500 (per Portfolio) as part of a continuous group purchase plan by fiduciaries and others (e.g., brokers, bank trust departments, employee benefit plans) provided that the average single account in any one Fund or Portfolio in the group purchase plan will be $2,500 or more. A Fund may also wire all redemption proceeds where the group maintains a single designated bank account.

         Shareholders who withdraw from the group purchase plan through which they were permitted to initiate accounts under $2,500 will be subject to the minimum account restrictions described under "EXCHANGES AND REDEMPTIONS--Other Information."

Automatic Investment Plan

         Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

         The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

         Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

         The Trusts reserve the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

                                  DIVIDENDS

                      (See "Distribution and performance information" in the Funds' prospectus.)

Scudder Tax Free Money Fund

         The net investment income of STFMF is determined as of the close of regular trading on the Exchange, usually 4 p.m., eastern time, on each day the Exchange is open for trading.

         All the investment income of STFMF so determined normally will be declared as a dividend to shareholders of record as of determination of the net asset value at twelve o'clock noon after the purchase and redemption of shares. Shares purchased as of the determination of net asset value made as of the close of the Exchange will not participate in that day's dividend; in such cases dividends commence on the next business day. Checks will be mailed to shareholders electing to take dividends in cash, and confirmations will be mailed to shareholders electing to invest dividends in additional shares for the month's dividends on the fourth business day of the next month. Dividends will be invested at the net asset value per share, normally $1.00, determined as of 4 p.m. on the first business day of each month.

         Dividends are declared daily on each day on which the Exchange is open for business. The dividends for a business day immediately preceding a weekend or holiday will normally include an amount equal to the net income for the subsequent days on which dividends are not declared. However, no daily dividend will include any amount of net income in respect of a subsequent semiannual accounting period.

         Because the net investment income of STFMF is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of the Fund (i.e., the fair value of the net assets of the Fund divided by the number of shares of the Fund outstanding) will remain at $1.00 per share immediately after each such determination and dividend declaration, unless (i) there are unusual or extended fluctuations in short-term interest rates or other factors, such as unfavorable changes in the creditworthiness of issuers affecting the value of securities in the Fund's portfolio, or (ii) net investment income is a negative amount.

         Net investment income (from the time of the immediately preceding determination thereof) consists of (i) all interest income accrued on the portfolio assets of the Fund less (ii) all actual and accrued expenses. Interest income included in the daily computation of net income is comprised of original issue discount earned on discount paper accrued ratably to the date of maturity as well as accrued interest. Expenses of STFMF, including the management fee payable to the Adviser, are accrued each day.

         Normally STFMF will have a positive net investment income at the time of each determination thereof. Net investment income may be negative if an unexpected liability must be accrued or a loss realized. If the net investment income of STFMF determined at any time is a negative amount, the net asset value per share will be reduced below $l.00 unless one or more of the following steps are taken: the Trustees have the authority (l) to reduce the number of shares in each shareholder's account, (2) to offset each shareholder's pro rata portion of negative net investment income from the shareholder's accrued dividend account or from future dividends, or (3) to combine these methods in order to seek to maintain the net asset value per share at $l.00. STFMF may endeavor to restore the net asset value per share to $l.00 by not declaring dividends from net investment income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net investment income which is not declared as a dividend.

         Should STFMF incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the Fund's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances in order to ameliorate, to the extent possible, the disproportionate effect of such expense, loss or depreciation on the then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid.

         Distributions of realized capital gains, if any, are paid in November or December of STFMF's taxable year although the Fund may make an additional distribution within three months of the Fund's fiscal year end of December 31. STFMF expects to follow the practice of distributing all net realized capital gains to shareholders and expects to distribute realized capital gains at least annually. However, if any realized capital gains are retained by STFMF for reinvestment and federal income taxes are paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders; as a result, shareholders would be able to claim their share of the taxes paid by the Fund on such gains as a credit against their individual federal income tax liability.

Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund, Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund

         SLTTFF, SMTTFF, SMMB and SHYTFF will follow the practice of distributing substantially all of their net investment income (defined under "ADDITIONAL INFORMATION--Glossary") and any excess of net realized short-term capital gains over net realized long-term capital losses. In the past, SMTTFF, SMMB and SHYTFF have followed the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if it appears to be in the best interest of such Funds and the relevant shareholders, such Fund may retain all or part of such gain for reinvestment.

         Dividends on SLTTFF, SMTTFF, SMMB and SHYTFF will be declared daily and distributions of net investment income will be made monthly on the fourth Boston business day of each month for the preceding month's net income. Distributions of realized capital gains, if any, are paid in November or December, although an additional distribution may be made within three months of the Fund's fiscal year end, if necessary, and each Fund expects to continue to distribute net capital gains at least annually. Both types of distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

                           PERFORMANCE INFORMATION

           (See "Distribution and performance information--Performance information" in the Funds' prospectus.)

Scudder Tax Free Money Fund

         From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. These performance figures may be calculated in the following manner:


         Yield is the net annualized yield based on a specified 7-calendar day period calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield of the Fund for the seven-day period ended December 31, 1997 was 3.45%.


         Effective Yield is the net annualized yield for a specified 7 calendar-day period assuming a reinvestment of the income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

             Effective Yield = [(Base Period Return + 1)365/7] - 1.


         The effective yield of the Fund for the seven-day period ended December 31, 1997 was 3.51%.

         Tax-Equivalent Yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 7-day period assuming a reinvestment of all dividends paid during such period. Tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as computed in the yield description in A. above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. Thus, taxpayers with effective federal income tax rates of 36% and 39.6% would need to earn a taxable yield of 5.39% and 5.71% respectively, to receive after-tax income equal to the 3.45% tax-free yield of Scudder Tax Free Money Fund on December 31, 1997. Please refer to the chart beginning below for a discussion of tax-exempt income v. taxable income.


         As described above, yield, effective yield and tax-equivalent yield are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. Yield, effective yield and, tax-equivalent yield will vary based on changes in market conditions and the level of the Fund's expenses.

         In  connection  with   communicating  its  performance  to  current  or
prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         From time to time, in marketing pieces and other fund literature, the Fund's yield and performance over time may be compared to the performance of broad groups of comparable mutual funds, bank money market deposit accounts and fixed-rate insured certificates of deposit (CDs), or unmanaged indices of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers' acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CDs differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit, and the deposit principal is insured by the FDIC.

Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund, Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund

         From time to time, quotation of each Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

         Average Annual Total Return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of the Fund's operations) all ended on the last day of a recent calendar quarter. If a Fund has been in existence for less than ten years, the average annual total return for the life of the Fund is given. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment, over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/n - 1
                  Where:
                            P       =        a hypothetical initial investment of $1,000
                            T       =        average annual total return
                            n       =        number of years
                            ERV              = ending  redeemable  value: ERV is
                                             the  value,   at  the  end  of  the
                                             applicable     period,     of     a
                                             hypothetical $1,000 investment made
                                             at the beginning of the  applicable
                                             period.




                           Average Annual Total Return for periods ended December 31,  1997

                                                  OneYear          FiveYears         TenYears        Life ofFund


Scudder Medium Term Tax Free Fund*                 7.69%            6.51%             7.69%             --

Scudder Managed Municipal Bonds                    9.29%            7.25%             8.75%             --

Scudder High Yield Tax Free Fund**                 12.04%           7.80%              --             9.29(1)


* The foregoing average annual total return for ten years includes the period prior to November 1, 1990, during which the Fund operated under the investment objective and policies of Scudder Tax Free Target Fund 1990 Portfolio. Average annual total return figures for the periods prior to November 1, 1990 should not be considered representative of the present Fund. Since the adoption of its current objectives on November 1, 1990, the average annual total returns is 7.73 respectively.


** If the Adviser had not maintained Fund expenses and had imposed a full management fee, total returns for the one- and five-year periods and life of the fund would have been lower.

(1) The Fund commenced operations on January 22, 1987. Index Comparisons begin January 31, 1987. If the Adviser had not temporarily capped expenses for the period November 1, 1990 through October 31, 1995, the average annual total return of the Fund for the five-year and ten-year periods would have been lower.

          Average Annual Total Return for period ended October 31, 1997



                                      OneYear  FiveYears  TenYears  Life ofFund


Scudder Limited Term Tax Free Fund*    5.89%     --         --        4.99%

* If the Adviser had not maintained Fund expenses and had imposed a full management fee, total return would have been lower.


(1)  For the period beginning February 15, 1994 (commencement of operations).

         Cumulative Total Return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1
                  Where:

                            C       =        Cumulative Total Return
                            P       =        a hypothetical initial investment of $1,000
                            ERV              = ending  redeemable  value: ERV is
                                             the  value,   at  the  end  of  the
                                             applicable     period,     of     a
                                             hypothetical $1,000 investment made
                                             at the beginning of the  applicable
                                             period.


                             Cumulative Total Return for periods ended December 31,  1997


                                        OneYear      FiveYears         TenYears        Life ofFund


Scudder Medium Term Tax Free Fund*       7.69%        37.10%           97.94%             --


Scudder Managed Municipal Bonds


 Scudder High Yield Tax Free Fund**     12.04%       45.5%              --            143.10%(2)


* The foregoing cumulative total return for ten years includes the period prior to November 1, 1990, during which the Fund operated under the investment objective and policies of Scudder Tax Free Target Fund 1990 Portfolio. Cumulative total return figures for the periods prior to November 1, 1990 should not be considered representative of the present Fund. Since the adoption of its current objectives on November 1, 1990, the cumulative total return is 70.52%.


** If the Adviser had not maintained Fund expenses and had imposed a full management fee, cumulative total return would have been lower.

(2) The Fund commenced operations on January 22, 1987. Index comparisons begin January 31, 1987.

            Cumulative Total Return for period ended October 31, 1997


                                       OneYear          FiveYears         TenYears        Life ofFund


Scudder Limited Term Tax Free Fund*     5.89%             --                --            19.78%(1)

* If the Adviser had not maintained Fund expenses and had imposed a full management fee, cumulative total return would have been lower.


(1)  For the period beginning February 15, 1994 (commencement of operations).

         Total Return is the rate of return on an investment for a specified period of time calculated in the same manner as Cumulative Total Return.

         SEC Yield is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Included in net investment income is the amortization of market premium or accretion of market and original issue discount. Yield, sometimes referred to as a Fund's "SEC yield," is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[(a-b/cd + 1)6 - 1]

                  Where:

a       =        dividends and interest earned during the period.
b       =        expenses accrued for the period (net of expense maintenance).
c       =        the  average  daily  number of shares  outstanding  during the period that were entitled to receive dividends.
d       =        the maximum offering price per share on the last day of the period.


              Yields for the 30-day period ended December 31, 1997

             Scudder Medium Term Tax Free Fund              3.89%

             Scudder Managed Municipal Bonds                4.28%

             Scudder High Yield Tax Free Fund               4.57%

             Scudder Limited Term Tax Free Fund            3.70%


         Tax-Equivalent Yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30-day (or one month) period assuming a reinvestment of all dividends paid during such period (a method known as "semiannual compounding"). Tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as computed in the yield description in D., above) which is tax-exempt by one minus a stated Federal income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.


                  Tax-Equivalent Yields as of December 31, 1997


                               TAXABLE EQUIVALENT*

FUND                                 28%Tax Bracket   31%Tax Bracket    36%Tax Bracket      39.6%Tax
                                                                                             Bracket

Scudder Medium Term Tax Free Fund        5.40%            5.64%            6.08%             6.44%

Scudder Managed Municipal Bonds          5.94%            6.20%            6.69%             7.09%

Scudder High Yield Tax Free Fund         6.35%            6.62%            7.14%             7.57%


Scudder Limited Term Tax Free Fund       5.14%             5.36%            5.78%             6.13%



*       Based on federal income tax rates in effect for the  1997 taxable year.



Tax-Exempt Income vs. Taxable Income


         The following table illustrates comparative yields from taxable and tax-exempt obligations under federal income tax rates in effect for the 1997 calendar year.

    1997 TaxableIncome Brackets        FederalTax Rates       To Equal Hypothetical Tax-Free Yields of 5%, 7% and 9%, a
                                                                        Taxable Investment Would Have To Earn**

                        IndividualReturn             5%                   7%                    9%
                                  ------             --                   --                    --

$0 -  $24,650               15.0%
$24,651- $59,750             28.0%                 6.94%                 9.72%                12.50%
 $59,751 - $124,650         31.0%                 7.25%                10.14%                13.04%
 $124,651 - $271,050        36.0%                 7.81%                10.94%                14.06%
Over  $271,050              39.6%                 8.28%                11.59%                14.90%


                          JointReturn

$0 -  $41,200               15.0%                 5.88%                 8.24%                10.59%
 $41,201 - $99,600          28.0%                 6.94%                 9.72%                12.50%
 $99,601 - $151,750         31.0%                 7.25%                10.14%                13.04%
 $151,751 - $271,050        36.0%                 7.81%                10.94%                14.06%
Over  $271,050              39.6%                 8.28%                11.59%                14.90%


** These illustrations assume the Federal alternative minimum tax is not applicable, that an individual is not a "head of household" and claims one exemption and that taxpayers filing a joint return claim two exemptions. Note also that these federal income tax brackets and rates do not take into account the effects of (i) a reduction in the deductibility of itemized deductions for taxpayers whose federal adjusted gross income exceeds $114,700 ($57,350 in the case of a married individual filing a separate return), or of (ii) the gradual phaseout of the personal exemption amount for taxpayers whose federal adjusted gross income exceeds $114,700 (for single individuals) or $172,050 (for married individuals filing jointly). The effective federal tax rates and equivalent yields for such taxpayers would be higher than those shown above.

         Example: *


         Based on 1997 federal tax rates, a married couple filing a joint return with two exemptions and taxable income of $40,000 would have to earn a tax-equivalent yield of 6.94% in order to match a tax-free yield of 5%.


         There is no guarantee that a fund will achieve a specific yield. While most of the income distributed to the shareholders of each Fund will be exempt from federal income taxes, portions of such distributions may be subject to federal income taxes. Distributions may also be subject to state and local taxes.

*        Net  amount  subject  to  federal  income  tax  after   deductions  and
         exemptions, exclusive of the alternative minimum tax.


         As described above, average annual total return, cumulative total return, total return, yield, and tax-equivalent yield are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. Average annual total return, cumulative total return, total return, yield, and tax-equivalent yield for a Fund will vary based on changes in market conditions and the level of a Fund's expenses.


         Investors should be aware that the principal of each Fund is not insured.

Comparison of Fund Performance

         A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.


         In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones
Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P 500), the Nasdaq OTC Composite Index, the Nasdaq Industrials Index, the Russell 2000 Index, the Wilshire Real Estate Securities Index and statistics published by the Small Business Administration.


         From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations.


         From time to time, in marketing and other Fund literature, Trustees and officers of the Funds, each Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Funds. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.


         The Funds may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.


         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" which compares the Funds to other Scudder Family of Funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Funds to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S.

government and offer a fixed rate of return.

         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

         Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about these Funds. Sources for Fund performance information and articles about the Funds include the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds investing internationally.

IBC Money Fund Report, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Business Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter, published by Sheldon Jacobs, that includes mutual fund performance data and recommendations for the mutual fund investor.

No-Load Fund*X, a monthly newsletter, published by DAL Investment Company, Inc., that reports on mutual fund performance, rates funds and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Smart Money, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national news weekly that periodically reports mutual fund performance data.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication put out 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

                          ORGANIZATION OF THE FUNDS

                     (See "Fund organization" in the Funds'
                                  prospectus.)

         Scudder Tax Free Money Fund is a Massachusetts business trust established under a Declaration of Trust dated October 5, 1979, as amended. Scudder Medium Term Tax Free Fund is a series of Scudder Tax Free Trust, a Massachusetts business trust established under a Declaration of Trust dated December 28, 1982, as amended. Scudder Limited Term Tax Free Fund is the other series of the Trust. The name and investment objectives of SMTTFF were changed effective November 1, 1990. Scudder Municipal Trust is a Massachusetts business trust established under a Declaration of Trust dated September 24, 1976, as amended. The Trustees of Scudder Municipal Trust have established and designated two series of the Trust: Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund. Each Fund's authorized capital consists of an unlimited number of shares of beneficial interest, $.01 par value. All shares of each Fund issued and outstanding will be fully paid and non-assessable by the Funds, and redeemable as described in this Statement of Additional Information.

         All shares of STFMF and STFT are of one class and have equal rights as to voting, dividends and liquidation. The Trustees of STFMF and STFT have the authority to issue two or more series of shares and to designate the relative rights and preferences as between the different series. The Trustees of STFMF have not yet exercised that authority. If more than one series of shares were issued and a series were unable to meet its obligations, the remaining series might have to assume the unsatisfied obligations of that series. All shares issued and outstanding will be fully paid and non-assessable by the Funds and redeemable as described in this Statement of Additional Information and in the Funds' prospectus.

         The shares of SMT are issued in separate series, each share of which represents an equal proportionate interest in that series with each other share of that series. The Trustees of SMT have the authority to designate additional series and to designate the relative rights and preferences as between the different series.

         The Trustees of STFMF and SMT, in their discretion, may authorize the division of shares of each of their respective Funds (or shares of a series) into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. The Trustees have no present intention of taking the action necessary to effect the division of shares into separate classes (which under present regulations would require the Funds first to obtain an exemptive order of the SEC), nor of changing the method of distribution of shares of the Funds.

         Currently, the assets of SMT and STFT received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with a share of the general liabilities of SMT. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of SMT and STFT, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of SMT and STFT, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

         Shares of SMT and STFT entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

         Each Fund's Declaration of Trust provides that obligations of the Fund involved are not binding upon the Trustees individually but only upon the property of that Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund involved will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund involved. However, nothing in the Declarations of Trust protect or indemnify a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                              INVESTMENT ADVISER

               (See "Fund organization--Investment adviser" in the
                              Funds' prospectus.)


         Scudder Kemper Investments, Inc. (the "Adviser"), an investment counsel firm, acts as investment adviser to the Funds. This organization, the predecessor  of which is  Scudder,  Stevens  & Clark,  Inc.,  is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, the Adviser's predecessor entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which the predecessor and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich made its subsidiary Zurich Kemper Investments, Inc., a part of the predecessor organization. The predecessor's name has been changed to Scudder Kemper Investments, Inc.


         Founded  in  1872,  Zurich  is  a  multinational,   public  corporation
organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.


         The principal source of the Adviser's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Scudder Global Fund, Inc., Scudder GNMA Fund, Scudder Portfolio Trust, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Scudder Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Pathway Series, Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, The Argentina Fund, Inc., The Brazil Fund, Inc., Scudder Spain and Portugal Fund, Inc., Scudder Global High Income Fund, Inc., The Korea Fund, Inc. and The Japan Fund, Inc. Some of the foregoing companies or trusts have two or more series.


         The Adviser also provides investment advisory services to the mutual funds which comprise the AARP Investment Program from Scudder. The AARP Investment Program from Scudder has assets over $12 billion and includes the AARP Growth Trust, AARP Income Trust, AARP Tax Free Income Trust, AARP Managed Investment Portfolios Trust and AARP Cash Investment Funds.

         Pursuant to an Agreement between Scudder Kemper Investments, Inc. and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Adviser has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Adviser with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLinkSM Program. The Adviser will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment adviser or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLinkSM Program will be a customer of the Adviser (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLinkSM is a service mark of AMA Solutions, Inc.

The Adviser maintains a large research department, which conducts ongoing studies of the factors that affect the position of various industries, companies and individual securities. The Adviser receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities. In selecting the securities in which the Funds may invest, the conclusions and investment decisions of the Adviser with respect to the Funds are based primarily on the analyses of its own research department.

         Certain investments may be appropriate for more than one of the Funds (or more than one series of SMT and STFT) and also for other clients advised by the Adviser, in particular the other Scudder tax free funds. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to the Funds.


         Under the Agreements, the Adviser regularly provides the Funds with continuing investment management consistent with each Fund's investment objectives, policies and restrictions and determines what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund, and what portion of each Fund's assets shall be held uninvested, subject always to the provisions of each Fund's Declaration of Trust and By-Laws, of the 1940 Act and the Code and to each Fund's investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees of each Fund may from time to time establish. The Adviser also advises and assists the officers of each Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Funds.


         Under the Agreements, the Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for the Funds' operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Funds (such as the Funds' transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Funds' federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Funds under applicable federal and state securities laws; maintaining the Funds' books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Funds; assisting in the resolution of accounting and legal issues; establishing and monitoring the Funds' operating budget; processing the payment of the Funds' bills; assisting the Funds in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Funds in the conduct of its business, subject to the direction and control of the Trustees.

         The Adviser pays the compensation and expenses (except expenses incurred in attending Board and committee meetings outside New York, New York and Boston, Massachusetts) of all Trustees and executive employees of each Fund affiliated with the Adviser and makes available, without expense to the Funds, the services of such trustees, officers and employees of the Adviser as may duly be elected Trustees of the Funds, subject to their individual consent to serve and to any limitations imposed by law, and provides each Fund's office space and facilities.

         For the above services STFMF pays a fee of 0.50 of 1% of the first $500 million of average daily net assets and 0.48 of 1% of such net assets over $500 million, payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.


         For the years ended December 31, 1995, 1996 and 1997, STFMF's investment advisory fees pursuant to its investment advisory agreement with Scudder Kemper amounted to $1,197,027, $1,030,755 and $881,998, respectively.

         For the above services, SLTTFF pays the Adviser an annual rate of 0.60% of the average daily net assets of the Fund. The Adviser agreed to maintain the annualized expenses at 0.75% of average daily net assets until December 31, 1998. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest and extraordinary expenses exceed specific limits, such excess, up to the amount of the management fee, will be paid by the Adviser. The Adviser retains the ability to be repaid by the Fund if expenses fall below the specified limit prior to the end of the fiscal year. These expense limitation arrangements can decrease the Fund's expenses and improve its performance. For the year ended October 31, 1997, the Adviser did not impose a portion of its fee amounting to $93,434 and the fee imposed aggregated $629,013, of which $58,676 was unpaid at October 31, 1997.

         For the period September 1, 1995 to April 30, 1996, the Adviser agreed to maintain SLTTFF's annualized expenses at 0.50% of average daily net assets. Effective May 1, 1996, the Adviser agreed to maintain the annualized expenses at 0.75% of average daily net assets until December 31, 1998.

         For the above services SMTTFF pays an annual rate of 0.60 of 1% of the first $500 million of average daily net assets and 0.50 of 1% of such assets in excess of $500 million on an annual basis.

         For the years ended December 31, 1995, 1996 and 1997, SMTTFF's fees pursuant to such Agreement amounted to $4,083,050, $3,879,293 and $3,710,976, respectively. For the years ended December 31, 1995, 1996 and 1997, SMTTFF's aggregate fees pursuant to such Agreement amounted to $4,083,050, $3,879,293 and $3,710,976, respectively; however, the Adviser did not impose $174,121 of the fees charged in 1995.

         For the above services SMMB pays an annual rate of 0.55 of 1% on the first $200 million of average daily net assets and 0.50 of 1% on the next $500 million and 0.475 of 1% of average daily net assets in excess of $700 million, payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

         For the years ended December 31, 1995, 1996 and 1997, aggregate fees incurred by SMMB pursuant to its investment advisory agreement amounted to $3,837,608, $3,826,131 and $3,705,253, respectively.

         For the above services SHYTFF pays an annual rate of 0.65 of 1% on the first $300 million of average daily net assets and 0.60 of 1% on such net assets in excess of $300 million, payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

         The Adviser agreed not to impose all or a portion of its investment advisory fee with respect to SHYTFF in order to maintain the annualized expenses of the Fund at not more than 0.80% of average daily net assets of the Fund until April 30, 1996. For the years ended December 31, 1995, 1996 and 1997, fees incurred by SHYTFF amounted to $1,552,159, $1,885,083 and $2,050,368, respectively. For the years ended December 31, 1995 and 1996, the Adviser did not impose a fee which would have amounted to $415,870 and $121,432, respectively.


         Legal counsel has advised the Fund that for completed fiscal periods the Adviser would have been liable for failure to comply with the terms of a publicly announced expense limitation.

         Under the Agreements, each Fund is responsible for all of its other expenses, including fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates and any other expenses, including clerical expenses, of issuance, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of the Trustees, officers and employees of the Funds who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of such Fund. Each Fund is also responsible for expenses of shareholders' meetings and expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.


         The expense ratios for STFMF for the years ended December 31, 1995, 1996 and 1997 were 0.75%, 0.70% and 0.65%, respectively. The expense ratio for SLTTFF for the years ended October 31, 1995, 1996 and 1997 were .23%, 63% and 0.75%, respectively. The expense ratios for SMTTFF for the years ended December 31, 1995, 1996 and 1997 were 0.70%, 0.72% and 0.74%, respectively. If expense maintenance had not been in effect, total annualized Fund operating expenses for SMTTFF for the year ended December 31, 1995 would have been 0.72% of average daily net assets, respectively. The expense ratios of SMMB for the years ended December 31, 1995, 1996 and 1997 were 0.63%, 0.63% and 0.64%, respectively.
Since the Adviser maintained Fund expenses as described above, the expense ratios for SHYTFF were 0.80%, 0.91% and 0.90% for the years ended December 31, 1995, 1996 and 1997, respectively. If expense maintenance had not been in effect, total annualized Fund operating expenses for SHYTFF for the years ended December 31, 1995 and 1996 would have been 0.94% and 0.95% of average daily net assets, respectively. Any such fee advance required to be returned to a Fund will be returned as promptly as practicable after the end of the Fund's fiscal year. However, no fee payment will be made to the Adviser during any fiscal year which will cause year-to-date expenses to exceed the cumulative pro rata expense limitation at the time of such payment. The amortization of organizational costs is described herein under "ADDITIONAL INFORMATION--Other Information."


         Because the transaction between Scudder and Zurich resulted in the assignment of the Funds' investment management agreements with Scudder, the agreements were deemed to be automatically terminated at the consummation of the transaction. In anticipation of the transaction, however, new investment management agreements between the Funds and the Adviser were approved by the Funds' Trustees. At the special meeting of the Funds' shareholders held on October 24, 1997, the shareholders also approved proposed new investment management agreements. The new investment management agreements (the "Agreements") will become effective as of December 31, 1997 and will be in effect for an initial term ending on September 30, 1998. The Agreements are in all material respects on the same terms as the previous investment management agreements which they supersede. The Agreements incorporate conforming changes which promote consistency among all of the funds advised by the Adviser and which permit ease of administration.



         The Agreements identify the Adviser as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder Stevens & Clark, Inc." (together, the "Scudder Marks"). Under this license, each Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services.


         In reviewing the terms of the Agreements and in discussions with Scudder Kemper Investments, Inc. concerning the Agreements, Trustees who are not "interested persons" of the Adviser are represented by independent counsel at each Fund's expense.


         The Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by one of the Funds in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreements.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

         The Adviser may serve as adviser to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.

         None of the Trustees or Officers of a Fund may have dealings with that Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

Personal Investments by Employees of the Adviser

         Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the
Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                              TRUSTEES AND OFFICERS

Name,Age and Address                  Positionwith Trust    PrincipalOccupation**              Position
                                                                                               withUnderwriter,Scudder
                                                                                               InvestorServices, Inc.



 Henry P. Becton, Jr. (54)WGBH      Trustee (1,2,3)       President and General Manager,     --
125 Western Ave.                                            WGBH Educational Foundation
 Allston, MA  02134

Dawn-Marie Driscoll (51)Driscoll     Trustee (1,2,3)        Executive Fellow, Center for     --
Associates4909 SW 9th PlaceCape                             Business Ethics, Bentley
Coral, FL  33914                                            College; President, Driscoll

                                                            Associates (consulting firm)


Peter B. Freeman (65)100 Alumni      Trustee (1,2,3)        Trustee, Eastern Utilities       --
AvenueProvidence, RI  02906                                 Associates;  Director, Swan

                                                            Point      Cemetery;
                                                            Director,      AMICA
                                                            Mutual     Insurance
                                                            Co.,        Trustee,
                                                            various   non-family
                                                            trusts           and
                                                            charitable
                                                            institutions


George M. Lovejoy, Jr. (68)          Trustee (1,2,3)       President and  Director, Fifty               --
 50 Congress StreetSuite                                   Associates (real estate
543Boston, MA  02109                                       investment trust)

Wesley W. Marple, Jr.                 Trustee (1,2,3)       Professor of Business                        --
(66)Northeastern University413                             Administration, Northeastern
Hayden Hall 360 Huntington                                  University, College of Business
AvenueBoston, MA  02115                                     Administration

Kathryn L. Quirk*# (45)              Trustee, Vice         Managing Director of Scudder      Senior Vice President,
                                      President  and       Kemper Investments, Inc.           Director and Clerk
                                      Assistant Secretary

                                      (1,2,3)


Jean C. Tempel (55)                  Trustee (1,2,3)        Managing Partner,                           --
 Technology Equity Partners10 Post                          Technology Equity Partners

Office SquareSuite 1325Boston, MA
02109-4603


Daniel Pierce*+ (64)                 Trustee and Vice       Managing Director of Scudder    Vice President,
                                      President (1)         Kemper Investments, Inc.           Director and

                                                                                               Assistant Treasurer




Donald C. Carleton+ (63)             Vice President        Managing Director of Scudder                 --
                                      (1,2,3)               Kemper Investments, Inc.

Philip G. Condon+ (47)               Vice President (1)    Managing Director of Scudder      Senior Vice President
                                                            Kemper Investments, Inc.           and Director

K. Sue Cote+ (36)                    Vice President (2)     Senior Vice President of                   --
                                                            Scudder  Kemper Investments,

                                      Inc.


Jerard K. Hartman# (65)              Vice President        Managing Director of Scudder                 --
                                      (1,2,3)               Kemper Investments, Inc.

Thomas W. Joseph+ (58)               Vice President         Senior Vice President of         Vice President,
                                      (1,2,3)               Scudder  Kemper Investments,      Director, Treasurer and

                                                            Inc.                               Assistant Clerk


M. Ashton  Patton+ (34)              Vice President (3)    Vice President of Scudder                   --
                                                            Kemper Investments, Inc.

Thomas F. McDonough+ (51)            Vice President,        Senior of Scudder  Kemper       Assistant Clerk
                                      Treasurer, and        Investments, Inc.

                                      Secretary (1,2,3)


 John R.  Hebble+ (39)              Assistant  Treasurer  Senior Vice President  of
            ------------
                                                            Scudder  Kemper Investments,

                                      Inc.


 Caroline Pearson+ (35)              Assistant Secretary   Vice President of Scudder Kemper             --
                                                            Investments, Inc.


(1)      SMT
(2)      STFMF
(3)      STFT


* Mr. Pierce and Ms. Quirk are considered by the Funds and their counsel to be Trustees who are "interested persons" of the Adviser or of the Funds, within the meaning of the 1940 Act.

** Unless otherwise stated, all Trustees and Officers have been associated with their respective companies for more than five years but not necessarily in the same capacity.
+        Address:  Two International Place, Boston, Massachusetts 02110
#        Address:  345 Park Avenue, New York, New York 10154


     Mr. Pierce and Ms. Quirk are members of the Executive Committee of STFMF, Ms. Tempel, Ms. Quirk and Mr. Freeman are members of the Executive Committee of STFT, and Messrs. Lovejoy, Marple and Pierce are members of the Executive Committee of SMT. Each Committee has the power to declare dividends from ordinary income and distributions of realized capital gains to the same extent as its Board is so empowered.

         As of January 31, 1998, all Trustees and officers of STFMF as a group owned beneficially (as that term is defined under Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) 37,439,419 shares in the aggregate, or 13.05% of the shares of the Fund outstanding on such date.


         As of January 31, 1998, 19,323,484 shares in the aggregate, 6.73% of the outstanding shares of STFMF were held in the name of Scudder Trust Company, Disbursement Account, 5 Industrial Way, Salem, NH 03079, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of January 31, 1998, 37,268,707 shares in the aggregate, 12.99% of the outstanding shares of STFMF were held in the name of Daniel Pierce, Two International Place, Boston, MA 02110.

     To the knowledge of STFMF, as of January 31, 1998, no person owned beneficially more than 5% of the Fund's outstanding shares, except as stated above.


         As of January 31, 1998, all Trustees and officers of STFT as a group owned beneficially (as that term is defined in Section 13(d) under the Exchange
Act) less than 1% of SMTTFF.

         Certain accounts for which the Adviser acts as investment adviser owned 10,617,558 shares in the aggregate, or 18.04% of the outstanding shares of SMTTFF on January 31, 1998. The Adviser may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

         As of January 31, 1998, 5,001,809 shares in the aggregate, 8.50% of the outstanding shares of SMTTFF, were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         To the knowledge of STFT, as of January 31, 1998, no person owned beneficially more than 5% of SMTTFF's outstanding shares, except as stated above.


         As of January 31, 1998, all Trustees and officers of STFT as a group owned beneficially (as the term is defined in Section 13(d) under the Exchange
Act) less than 1% of SLTTFF.


         Certain accounts for which the Adviser acts as investment adviser owned 6,616,757 shares in the aggregate or 5.64% of the outstanding shares of SLTTFF on January 31, 1998. The Adviser may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

         As of January 31, 1998, 664,830 shares in the aggregate, or 5.67% of the outstanding shares of SLTTFF, were held in the name of Q.A. Shaw McDean Jr., P.O. Box 313 70 West River Road, Rumson, NJ 07760.


         As of January 31, 1998, all Trustees and officers of SMT as a group owned beneficially (as that term is defined under Section 13(d) of the Exchange
Act) less than 1% of the shares of SMMB.


         Certain accounts for which the Adviser acts as investment adviser owned 10,713,992 shares in the aggregate, or 13.46% of the outstanding shares of SMMB on January 31, 1998. The Adviser may be deemed to be the beneficial owner of such shares but disclaims any beneficial interest in such shares.

         As of January 31, 1998, 4,880,089 shares in the aggregate, 6.10% of the outstanding shares of SMMB, were held in the nominees of Fiduciary Trust
Company. Fiduciary Trust Company may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         To the knowledge of SMT, as of January 31, 1998, no person owned beneficially more than 5% of SMMB's outstanding shares except as stated above.

         As of January 31, 1998, all Trustees and Officers of SMT as a group owned beneficially (as that term is defined under Section 13(d) of the Exchange
Act) less than 1% of the shares of SHYTFF.


         As of January 31, 1998, 1,582,130 shares in the aggregate, 5.85% of the outstanding Shares of SHYTFF were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares but disclaims any beneficial ownership therein.


         To the knowledge of SMT, as of January 31, 1998, no person owned beneficially more than 5% of SHYTFF's outstanding shares, except as stated above.


         The Trustees and Officers of STFMF, STFT and SMT also serve in similar capacities with other Scudder funds.

                                 REMUNERATION

Responsibilities of the Board--Board and Committee Meetings


         The Board of Trustees is responsible for the general oversight of the Funds' business. A majority of the Board's members are not affiliated with the Adviser. These "Independent Trustees" have primary responsibility for assuring that the Funds are managed in the best interests of their shareholders.


         The Board of Trustees meets at least quarterly to review the investment performance of the Funds and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the Funds' investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Funds' independent public accountants and by independent legal counsel selected by the Independent Trustees.


         All of the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects the Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues. Compensation of Officers and Trustees

         Each of the Independent Trustees receive the following compensation from the Funds: an annual trustee's fee of $2,400 for a fund in which assets do not exceed $100 million, $4,800 for assets which exceed $100 million, but not exceeding $1 billion, and $7,200 if assets exceed $1 billion; a fee of $150 for attendance at each board meeting, audit committee meeting, or other meeting held for the purposes of considering arrangements between the Funds and the Adviser for any affiliate of the Adviser; $75 for any other committee meeting (although in some cases the Independent Trustees have waived committee meeting fees); and reimbursement of expenses incurred for travel to and from Board Meetings. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, service on special trustee task forces or subcommittees or service as lead or liaison trustee. Independent Trustees do not receive any employee benefits such as pension, retirement or health insurance.

         The Independent Trustees also serve in the same capacity for other funds managed by the Adviser. These funds differ broadly in type an complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 1997 from the Trusts and from all of Scudder funds as a group.


                             ScudderMunicipal         Scudder Tax        Scudder Tax Free
           Name                    Trust*             Free Trust**           Money Fund           All Scudder Funds


Henry P. Becton, Jr.,             $16,900               $2,100                $1,050           $113,974   (23 funds)
Trustee
Dawn-Marie Driscoll,              $17,300              $17,300                $8,650           $107,142   (23 funds)
Trustee
Peter B. Freeman,                 $16,900              $16,900                $8,450           $137,011   (42 funds)
Trustee
George M. Lovejoy, Jr.,           $18,900               $2,100                $8,450           $138,533   (21 funds)
Trustee
Wesley W. Marple, Jr.,            $16,900              $16,900                $1,050           $120,549   (22 funds)
Trustee
Jean C. Tempel,                    $2,100              $17,300                $8,650           $121,924   (22 funds)
Trustee


* Scudder Municipal Trust consists of two Funds: Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund

** Scudder Tax Free Trust consists of two Funds: Scudder Medium Term Tax Free Fund and Scudder Limited Term Tax Free Fund


         Members of the Board of Trustees who are employees of the Adviser or its affiliates receive no direct compensation from the Trusts, although they are compensated as employees of the Adviser, or its affiliates as a result of which they may be deemed to participate in fees paid by each Fund.


                                 DISTRIBUTOR


         Each Fund has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Adviser, a Delaware corporation. The underwriting agreements of STFMF, SLTTFF, SMTTFF, SMMB and SHYTFF each dated September 10, 1985, July 15, 1985, January 12, 1987 and August 12, 1987, respectively, will remain in effect until September 30, 1998 and from year to year thereafter only if its continuance is approved annually by a majority of the Trustees who are not parties to such agreement or "interested persons" of any such party and by a vote either of a majority of the Trustees or a majority of the outstanding voting securities of the relevant Fund. The underwriting agreement of each Fund was last approved by the Trustees on August 12, 1997.


         Under the underwriting agreements, each Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering a Fund as a broker/dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications to shareholders of that Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both that Fund and the Distributor.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Funds' shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by that Fund, unless a rule 12b-1 plan is in effect which provides that the Fund shall bear some or all of such expenses.

Note: Although each Fund does not currently have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Fund would also pay those fees and expenses permitted to be paid or assumed by that Fund pursuant to a 12b-1 Plan, if any, were such a plan adopted by the Fund, notwithstanding any other provision to the contrary in the underwriting agreement.

         As agent, the Distributor currently offers shares of each Fund and Portfolio on a continuous basis to investors in all states in which the Fund may from time to time be registered or where permitted by applicable law. Each underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of any Fund.

                                    TAXES

               (See "Transaction information--Tax information, Tax
            identification number" and "Distribution and performance
                     information" in the Funds' prospectus.)

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in the Statement of Additional Information in light of their particular tax situation.

         Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such. Each of the Funds intends to continue to so qualify, in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level.


         In order to qualify as a regulated  investment company,  each Fund must
meet  certain   requirements   regarding  the  source  of  its  income  and  the
diversification of its assets.

         As a regulated investment company qualifying under Subchapter M of the Code, each Fund is required to distribute to its shareholders at least 90 percent of its taxable net investment income and net short-term capital gain in excess of net long-term capital loss and at least 90 percent of its tax-exempt net investment income and generally is not subject to federal income tax to the extent that it distributes annually all of its taxable net investment income and net realized long-term and short-term capital gains in the manner required under the Code. Each of the Funds intends to distribute annually all taxable and tax-exempt net investment income and net realized capital gains in compliance with applicable distribution requirements and therefore does not expect to pay federal income tax.


         Each of the Funds is subject to a 4% nondeductible excise tax on amounts of taxable income required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of such Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. (Investment companies with taxable years ending on November 30 or December 31 may make an irrevocable election to measure the required capital gain distribution using their actual taxable year.) Although the Funds' distribution policies should enable them to avoid excise tax liability, each Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the best interest of such Fund and its shareholders.


         Net investment income is made up of dividends and interest, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward or post-October loss of a Fund. SLTTFF, STFMF, SHYTFF and SMMB intend to offset realized capital gains by using their capital loss carryforwards before distributing any capital gains. In addition, SHYTFF and SMMB intend to offset realized capital gains by using their post-October losses before distributing any capital gains. As of December 31, 1997, STFMF had a net tax basis capital loss carryforward of approximately $699,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until December 31, 2000 ($7,000), December 31, 2001 ($29,000), December 31, 2002 ($38,000), December 31, 2003
($78,000),  December 31, 2004  ($544,000)  and December 31, 2005  ($3,000),  the
respective expiration dates, whichever occurs first. As of December 31, 1997, SHYTFF had a net tax basis capital loss carryforward of approximately $5,050,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2004, the expiration date, whichever occurs first. For SMMB, from November 1, 1997 through December 31, 1997, the Fund incurred approximately $151,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 1998.

         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by STFT, SMMB or SHYTFF for reinvestment, requiring federal income taxes to be paid thereon, the Fund involved will elect to treat such capital gains as having been distributed to its shareholders. As a result, shareholders will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% or 28% capital gains rate (depending on a Fund's holding period for the assets giving rise to the gain), will be able to claim their share of federal income taxes paid by that Fund on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their Fund shares by the difference between a pro rata share of such gains and their individual tax credit.

         Properly designated distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.


         Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow-through as tax-exempt interest to its shareholders, provided that at least 50% of the value of its assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is exempt under Section 103(a) of the Code. Each of the Funds intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of their shareholders. Distributions to shareholders of tax-exempt interest earned by such Funds for the taxable year are therefore not subject to regular federal income tax, although they may be subject to the individual and corporate alternative minimum taxes described below. Discount from certain stripped tax-exempt obligations or their coupons, however, may be taxable.


         Any market discount recognized on a tax-exempt bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Under prior law, the treatment of market discount as ordinary income did not apply to tax-exempt obligations. Gain on the disposition of a tax-exempt obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.


         Since no portion of the income of each of the Funds will be comprised of dividends from domestic corporations, none of the income distributions of the Funds will be eligible for the 70% deduction for dividends received from a Fund by its corporate shareholders.


         Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable at a maximum 20% or 28% capital gains rate (depending on a Fund's holding period for the assets giving rise to the gain) to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund involved have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction to corporate shareholders of the Funds. Any loss realized upon the redemption of shares of STFT, SMMB or SHYTFF within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Any short-term capital loss realized upon the redemption of shares of STFT, SMMB or SHYTFF within six months from the date of their purchase will be disallowed to the extent of any tax-exempt dividends received with respect to such shares. Any loss realized on the redemption of shares of one of such Funds may be disallowed if shares of the same Fund are purchased (including shares purchased under the dividend investment plan or the automatic reinvestment plan) within 30 days before or after such redemption.


         Distributions derived from interest which is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the 20% alternative minimum tax. A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the 26% and 28% alternative minimum tax.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.


         Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund issues to its shareholders a statement of the federal income tax status of all distributions, including a statement of the percentage of the prior calendar year's distributions which were designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and the source of such distributions on a state-by-state basis. All distributions of taxable or tax-exempt net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and distributions declared in October, November or December to shareholders as of a record date in such a month will be deemed to have been received by shareholders in December if paid during January of the following year. Redemption's of shares, except shares of STFMF, including exchanges for shares of another Scupper fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.


         Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them (to the extent that such distribution is from taxable income or gain).


         All futures contracts entered into by STFT, SMMB or SHYTFF, and all options on futures contracts written or purchased by them will be governed by
Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss.


         Positions of STFT, SMMB or SHYTFF, which consist of at least one debt security not governed by Section 1256 and at least one futures contract or option on a futures contract governed by Section 1256 which substantially diminishes the risk of loss with respect to such debt security, will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of securities and conversion of short-term capital losses into long-term capital losses, certain tax elections exist for them which reduce or eliminate the operation of these rules. SMTTFF, SMMB and SHYTFF will monitor their transactions in options and futures and may make certain tax elections in order to mitigate the operation of these rules and prevent their disqualification as regulated investment companies for federal income tax purposes.

         Under the federal income tax law, each Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains and, in the case of SLTTFF, SMTTFF, SMMB and SHYTFF, gross proceeds from the redemption or exchange of shares, except in the case of certain exempt shareholders. Under the "backup withholding" tax provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of shares are generally subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a regulated investment company with their taxpayer identification numbers and with their required certifications regarding their status under the federal income tax law. Under a special exception, distributions of taxable income and capital gains of each Fund will not be subject to backup withholding if each reasonably estimates that at least 95% of all such distributions will consist of tax-exempt interest dividends. However, the proceeds from the redemption or exchange of shares of SLTTFF, SMTTFF, SMMB and SHYTFF may be subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether distributed in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of each Fund will not be deductible for federal income tax purposes. Under rules used by the Internal Revenue Service to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. The Funds have not undertaken any investigation as to the users of the facilities financed by bonds in their portfolios.

         Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon.

         It is not possible to predict with certainty the effect of these recent tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future. Each Fund will monitor developments in this area and consider whether changes in its objectives or policies are desirable.


         Shareholders may be subject to state and local taxes on distributions from each Fund and redemption's of the shares of each Fund. Some states exempt from the state personal income tax distributions received from a regulated investment company to the extent such distributions are derived from interest on obligations issued by such state or its municipalities or political subdivisions.


         Each Fund is organized as a Massachusetts business trust or a series of such trust and is not liable for any income or franchise tax in The Commonwealth of Massachusetts provided that each qualifies as a regulated investment company under the Code.

     The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations and applicable state and local tax laws. Certain political events, including federal elections and future amendments to federal income tax laws, may affect the desirability of investing in the Funds.

                            PORTFOLIO TRANSACTIONS

Brokerage Commissions


         Allocation of brokerage is supervised by the Adviser.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         For Scupper Tax Free Money Fund, purchases and sales of portfolio securities, and for SLTTFF, SMTTFF, SMMB and SHYTFF, purchases and sales of fixed-income securities, are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research, market or statistical information. The Adviser will not place orders with broker/dealers on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

         To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker-dealer and a subsidiary of the Adviser; the Distributor will place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Funds for this service.

         Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than a Fund, and not all such information is used by the Adviser in connection with a Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to a Fund.

         The Trustees review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.


Portfolio Turnover


         The portfolio turnover rate of SMTTFF (defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturates at the time of acquisition were one year or less) for the years ended December 31, 1996 and 1997 were 14.1% and 13.4%, respectively. The portfolio turnover rates of SLTTFF for the fiscal years ended October 31, 1996 and 1997 were 37.7% and 17.8%, respectively. The portfolio turnover rates of SMMB for the years ended December 31, 1996 and 1997 were 12.2% and 9.8%, respectively. The portfolio turnover rates of SHYTFF for the years ended December 31, 1996 and 1997 were 21.9% and 33.2%, respectively.



                                 NET ASSET VALUE


 Scupper Tax Free Money Fund

         The net asset value per share of STFMF is determined by Scupper Fund Accounting Corporation, twice daily as of twelve o'clock noon and the close of regular trading on the Exchange on each day when the Exchange is open for trading. The Exchange normally is closed on the following national holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the total assets of the Fund, less all of its liabilities, by the total number of shares of the Fund outstanding. The valuation of Staff's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price STFMF would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of STFMF may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by STFMF resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he purchased shares of the Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates. Other securities and assets for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Trustees and applied on a consistent basis. For example, securities with remaining maturates of more than 60 days for which market quotations are not readily available are valued on the basis of market quotations for securities of comparable maturity, quality and type. The Trustees review the valuation of staff's securities through receipt of regular reports from the Adviser at each regular Trustees' meeting. Determinations of net asset value made other than as of the close of the Exchange may employ adjustments for changes in interest rates and other market factors.

 Scupper Limited Term Tax Free Fund, Scupper Medium Term Tax Free Fund, Scupper Managed Municipal Bonds and Scupper High Yield Tax Free Fund

         The net asset value of shares of SLTTFF, SMTTFF, SMMB and SHYTFF are computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of a Fund, less all liabilities, by the total number of shares outstanding.

         An exchange-traded equity security (not subject to resale restrictions) is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). If there are no bid and asked quotations, the security is valued at the most recent bid quotation. An unlisted equity security which is traded on The NASDAQ Stock Market ("NASDAQ") is valued at the most recent sale price. If there are no such sales, the security is valued at the high or "inside" bid quotation. The value of an equity security not quoted on the NASDAQ system, but traded in another over-the-counter market, is the most recent sale price. If there are no such sales, the security is valued at the Calculated Mean. If there is no Calculated Mean, the security is valued at the most recent bid quotation.

         Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities purchased with remaining maturates of sixty days or less shall be valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If no such bid quotation is available, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.


         Option contracts on securities, currencies, futures and other financial instruments traded on an exchange are valued at their most recent sale price on the exchange. If no sales are reported, the value is the Calculated Mean, or if the Calculated Mean is not available, the most recent bid quotation in the case of purchased options, or the most recent asked quotation in the case of written options. Option contracts traded over-the-counter are valued at the most recent bid quotation in the case of purchased options and at the most recent asked quotation in the case of written options. Futures contracts are valued at the most recent settlement price. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate.

         If a security is traded on more than one exchange, or on one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of the Fund's Valuation Committee, the value of an asset as determined in accordance with these procedures does not represent the fair market value of the asset, the value of the asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of the funds' other portfolio holdings is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rates on the valuation date.

                             ADDITIONAL INFORMATION

Experts

         The financial highlights of each Fund included in the Funds' prospectuses and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance upon the accompanying report of Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, independent accountants, and, given upon their authority as experts in accounting and auditing. Coopers & Lybrand L.L.P. is responsible for performing annual (semiannual) audits of the financial statements and financial highlights of each Fund in accordance with Generally Accepted Auditing Standards, and the preparation of federal tax returns.

Shareholder Indemnification

         STFMF, STFT and SMT are organizations of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declarations of Trust of each Trust contain an express disclaimer of shareholder liability in connection with the Funds' property or the acts, obligations or affairs of the Funds. The Declarations of Trust also provide for indemnification out of the Funds' property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

Ratings of Municipal Obligations

         The six highest ratings of Moody's for municipal bonds are Aaa, Aa, A, Baa, Ba and B. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds.
Together with securities rated A and Baa, they comprise investment grade securities. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa municipal bonds. Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Securities rated Baa are considered medium grade, with factors giving security to principal and interest adequate at present but may be unreliable over any period of time. Such bonds have speculative elements as well as investment grade characteristics. Securities rated Ba or below by Moody's are considered below investment grade. Moody's judges municipal bonds rated Ba to have speculative elements, with very moderate protection of interest and principal payments and thereby not well safeguarded under any future conditions. Municipal bonds rated B by Moody's generally lack characteristics of desirable investments. Long-term assurance of the contract terms of B-rated municipal bonds, such as interest and principal payments, may be small. Securities rated Ba or below are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

         Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2 are of high quality, with margins of protection ample although not as large as in the preceding group.

         The six highest ratings of S&P for municipal bonds are AAA (Prime), AA (High grade), A (Good grade), BBB (Investment grade), BB (Below investment grade) and B. Bonds rated AAA have the highest rating assigned by S&P to a municipal obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Bonds rated BBB have an adequate capacity to pay interest and to repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds of this category than for bonds of higher rated categories. Securities rated BB or below by S&P are considered below investment grade. Debt rated BB by S&P faces major ongoing uncertainties or exposure to adverse conditions which could lead to inadequate capacity to meet timely interest and principal payments. Municipal bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Securities rated BB or below are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

         S&P's top ratings for municipal notes are SP1 and SP2. The designation SP1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An SP2 designation indicates a satisfactory capacity to pay principal and interest.

         The six highest ratings of Fitch for municipal bonds are AAA, AA, A, BBB, BB and B. Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Securities rated BB or below by Fitch are considered below investment grade. Fitch considers bonds rated BB to be speculative because the issuer's ability to pay interest and repay principal may be affected over time by adverse economic changes, although financial alternatives can be identified to assist the issuer in meeting its obligations. While bonds rated B are currently meeting debt service requirements, they are considered highly speculative in light of the issuer's limited margin of safety. Securities rated BB or below are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

Commercial Paper Ratings

         Commercial   paper  rated  A1  or  better  by  S&P  has  the  following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

         The rating F1 is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity;
(7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated F-1.

         Relative strength or weakness of the above factors determine how the issuer's commercial paper is rated within the above categories.

         Recently comparatively short-term obligations have been introduced in the municipal market. S&P, Moody's and Fitch rate such obligations. While the factors considered in municipal credit evaluations differ somewhat from those relevant to corporate credits, the rating designations and definitions used with respect to such obligations by S&P and Moody's are the same, respectively, as those used in their corporate commercial paper ratings.

Glossary

1.       Bond

         A contract by an issuer (borrower) to repay the owner of the contract (lender) the face amount of the bond on a specified date (maturity date) and to pay a stated rate of interest until maturity. Interest is generally paid semiannually in amounts equal to one half the annual interest rate.

2.       Debt Obligation

         A  general  term  which   includes   fixed  income  and  variable  rate
         securities, obligations issued at a discount and other types of securities which evidence a debt.

3.       Discount and Premium

         (a)      Market Discount and Premium

                  A discount (premium) bond is a bond selling in the market at a price lower (higher) than its face value. The amount of the market discount (premium) is the difference between market price and face value.

         (b)      Original Issue Discount

                  An original issue discount is the discount from face value at which the bond is first offered to the public.

4.       Face Value

          The value of a bond that appears on the face of the bond, unless the value is otherwise specified by the issuing company. Face value is ordinarily the amount the issuing company promises to pay at maturity. Face value is not an indication of market value.

5.       Liquidation

         The process of converting securities or other property into cash.

6.       Maturity

         The date on which the principal amount of a debt obligation comes due by the terms of the instrument.

7.       Municipal Security

         Securities issued by or on behalf of states, territories and possessions of the United States, their political subdivisions, agencies and instrumentalities and the District of Columbia and other issuers, the interest from which is, at the time of issuance in the opinion of bond counsel for the issuers, exempt from federal income tax, except for the applicability of the alternative minimum tax.

8.       Net Asset Value Per Share

         The value of each share of each Fund for purposes of sales and redemptions.

9.       Net Investment Income

         The net investment income of a Fund is comprised of its interest income, including accretion of original issue discounts, less amortization of premiums and expenses paid or accrued computed under Generally Accepted Accounting Principles (GAAP).

10.      Par Value

         Par value of a bond is a dollar amount representing the denomination and assigned value of the bond. It signifies the dollar value on which interest on the bonds is computed and is usually the same as face value and maturity value for an individual bond. For example, most bonds are issued in $1,000 denominations and they have a face value, maturity value and par value of $1,000. Their market price can of course vary significantly from $1,000 during their life between issuance and maturity.

11.      Series

          SMT is composed of two series: SMMB and SHYTFF. Each Series is distinct from the other, although both SMMB and SHYTFF are combined in one investment company--SMT.

          STFT is composed of two series: SMTTFF and SLTTFF. Each series is distinct from the other, although both SMTTFF and SLTTFF are combined in one investment company--STFT.

Other Information

         The CUSIP number for STFMF is 811235-10-0.

         The CUSIP number for SLTTFF is 81123Q104.

         The CUSIP number for SMTTFF is 811236-20-7.

         The CUSIP number for SMMB is 811170-10-9.

         The CUSIP number for SHYTFF is 811170-20-8.

         STFMF, SMTTFF, SMMB and SHYTFF have a taxable year ending on December 31, SLTTFF has a taxable year ending October 31.

         Portfolio securities of each Fund and each series of SMT are held separately, pursuant to a custodian agreement, by the Funds' custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101.

         Costs  of  $41,953   incurred  by  SLTTFF  in   conjunction   with  its
organization had been deferred and are being amortized over five years beginning February 15, 1994.

         The firm of Willkie Farr & Gallagher is legal counsel for each Fund.

         The name "Scudder Tax Free Money Fund" is the designation of the Trustees for the time being under an Amended and Restated Declaration of Trust dated December 9, 1987, the name "Scudder Tax Free Trust" is the designation of the Trustees for the time being under an Amended and Restated Declaration of Trust dated December 8, 1987 and the name "Scudder Municipal Trust" is the designation of the Trustees for the time being under an Amended and Restated Declaration of Trust dated December 11, 1987, each as amended from time to time, and all persons dealing with a Fund must look solely to the property of that Fund for the enforcement of any claims against that Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by a Fund's Declaration of Trust, as amended from time to time. The Declaration of Trust of each Fund is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts. All persons dealing with a Fund must look only to the assets of that Fund for the enforcement of any claims against such Fund as no other series of a Trust assumes any liabilities for obligations entered into on behalf of a Fund.


         Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Adviser, computes each Fund's net asset value. STFMF pays SFAC an annual fee equal to 0.020% of the first $150 million of average daily net assets, 0.0060% of such assets in excess of $150 million, 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the year ended December 31, 1997, the amount charged to STFMF by SFAC aggregated $44,913, of which $3,793 was unpaid on December 31, 1997. SLTTFF, SMTTFF, SMMB and SHYTFF pay SFAC an annual fee equal to 0.024% of the first $150 million of average daily net assets,
0.0070% of such assets in excess of $150 million, 0.0040% of such assets in excess of $1 billion, plus holding and transaction charges for this service. The fee incurred by SLTTFF to SFAC for the fiscal year ended October 31, 1997 amounted to $38,322, of which $6,212 was unpaid at October 31, 1997. For the year ended December 31, 1997, the amounts charged to SMTTFF, SMMB and SHYTFF by SFAC aggregated $91,551, $96,839 and $60,501, respectively. For the year ended December 31, 1997, the amounts unpaid by SMTTFF, SMMB, and SHYTFF aggregated were $7,665, $8,012 and $5,500, respectively.

         $204,129 was charged to STFMF for the year ended December 31, 1997 of which $16,512 was unpaid at December 31, 1997. A total of $329,430 was charged by Service Corporation to SMMB for the calendar year ended December 31, 1997, of which $26,971 was unpaid at December 31, 1997. A total of $287,904 was charged to SHYTFF for the year ended December 31, 1997, of which $23,216 was unpaid at December 31, 1997. $382,526 was charged to SMTTFF for the year ended December 31, 1997, of which $29,515 was unpaid at December 31, 1997. For SLTTFF for the year ended October 31, 1997, Service Corporation imposed an aggregated fee of $46,003, of which $3,813 was unpaid at October 31, 1997.

         The Funds, or the Adviser (including any affiliate of the Adviser), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.


         Scudder Trust Company, an affiliate of the Adviser, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Annual service fees are paid by the Fund to Scudder Trust Company, Two International Place, Boston, Massachusetts 02110-4103 for such accounts. Each Fund pays Scudder Trust Company an annual fee of $17.55 per shareholder account.

         The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Trust has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statements and their amendments for further information with respect to the Funds and the securities offered hereby. The Registration Statements and their amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

Scudder Tax Free Money Fund


         The financial statements, including the investment portfolio, of Scudder Tax Free Money Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto in the Annual Report to the Shareholders of the Fund dated December 31, 1997 and are hereby deemed to be part of this Statement of Additional Information.


Scudder Limited Term Tax Free Fund


         The financial statements, including the investment portfolio of Scudder Limited Term Tax Free Fund together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto in the Annual Report to the Shareholders of the Fund dated October 31, 1997, and are hereby deemed to be part of this Statement of Additional Information.


Scudder Medium Term Tax Free Fund


         The financial statements, including the investment portfolio, of Scudder Medium Term Tax Free Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto in the Annual Report to the Shareholders of the Fund dated December 31, 1997, and are hereby deemed to be part of this Statement of Additional Information.


Scudder Managed Municipal Bonds


         The financial statements, including the investment portfolio, of Scudder Managed Municipal Bonds, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto in the Annual Report to the Shareholders of the Fund dated December 31, 1997 and are hereby deemed to be part of this Statement of Additional Information.


Scudder High Yield Tax Free Fund


         The financial statements, including the investment portfolio, of Scudder High Yield Tax Free Fund, together with the Report of Independent
Accountants, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto in the Annual Report to the Shareholders of the Fund dated December 31, 1997 and are hereby deemed to be part of this Statement of Additional Information.

Scudder
High Yield
Tax Free Fund

Annual Report
December 31, 1997

Pure No-Load(TM) Funds

A fund that seeks to provide a high level of income, exempt from regular federal income tax, from an actively managed portfolio consisting primarily of investment-grade municipal securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER                    (logo)

                        Scudder High Yield Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception: 1/22/87   Total Net Assets as of         Ticker Symbol: SHYTX
                             12/31/97: $337 million
--------------------------------------------------------------------------------

o Scudder High Yield Tax Free Fund's 30-day net annualized SEC yield was 4.57% as of December 31, 1997. For investors in the two highest federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to a fully taxable 7.14% and 7.57%, respectively.

o The Fund received five stars from Morningstar, reflecting the highest possible rating for risk-adjusted performance through December 31, 1997.*

o For one-, three-, and ten-year periods, the Fund's total returns placed it in the top 15% of performance among similar municipal bond funds as tracked by Lipper Analytical Services. Please see page 6 for additional Lipper performance information.


                                Table of Contents

   3  Letter from the Fund's President     21  Notes to Financial Statements
   4  Performance Update                   24  Report of Independent Accountants
   5  Portfolio Summary                    25  Tax Information
   6  Portfolio Management Discussion      25  Officers and Trustees
   9  Glossary of Investment Terms         26  Shareholder Meeting Results
  10  Investment Portfolio                 29  Investment Products and Services
  17  Financial Statements                 30  Scudder Solutions
  20  Financial Highlights


* For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received five stars for three-, five-, and ten-year performance, and was rated among 1494, 720, and 337 municipal funds for the respective periods. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.

                      2 - Scudder High Yield Tax Free Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder High Yield Tax Free Fund's performance over its most recent 12-month reporting period ended December 31, 1997. In addition to the Fund's five-star Morningstar rating as of December 31 (see page 2), the Fund placed in the top 15% of similar tax-free funds tracked by Lipper for total return performance over one-, three-, and ten-year periods. The Fund also posted a 4.57% 30-day net annualized SEC yield as of December 31, which is equivalent to a taxable yield of 7.57% for investors in the top federal tax bracket. Though municipal bond yields are currently lower than they have been in recent years, the difference or "spread" between bond yields and inflation during the Fund's most recent fiscal year was larger than it has been since December 1994. Regardless of the overall level of interest rates, this spread represents what bond investors really earn. Please see the discussion beginning on page 6 for more information.

     For those of you who are interested in new Scudder products, we recently introduced a new industry sector fund, Scudder Financial Services Fund. One of Scudder's Choice Series sector funds, the Fund seeks long-term growth by investing in financial services companies in the U.S. and abroad. In addition, two other Choice Series funds will be launched on March 2: Scudder Health Care Fund, seeking long-term growth from health care companies located around the world, and Scudder Technology Fund, pursuing long-term growth by investing in companies that develop, produce, or distribute technology.

     Finally, as you may know, the Fund's investment adviser has changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., pursuant to the acquisition of a majority interest in Scudder, Stevens & Clark by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc.

     If you have any questions regarding Scudder High Yield Tax Free Fund or any other Scudder fund, please call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at http://funds.scudder.com.


     Sincerely,
     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder High Yield Tax Free Fund

                      3 - Scudder High Yield Tax Free Fund

PERFORMANCE UPDATE as of December 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------
                            Total Return
Period          Growth     --------------
Ended             of                Average
12/31/97        $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER HIGH YIELD TAX FREE FUND
--------------------------------------------
1 Year         $ 11,204      12.04%   12.04%
5 Year         $ 14,558      45.58%    7.80%
10 Year*       $ 24,310     143.10%    9.29%

--------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------------
1 Year         $ 10,921       9.21%    9.21%
5 Year         $ 14,263      42.63%    7.36%
10 Year*       $ 22,791     127.91%    8.58%
--------------------------------------------
*The Fund commenced operations on January 22, 1987.
 Index comparisons begin January 31, 1987.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended December 31

SCUDDER HIGH YIELD TAX FREE FUND
Year            Amount
----------------------
'87            $10,000
'88            $11,227
'89            $12,483
'90            $13,329
'91            $14,958
'92            $16,302
'93            $18,473
'94            $17,357
'95            $20,328
'96            $21,171
'97            $23,137

LEHMAN BROTHERS MUNICIPAL
BOND INDEX
Year            Amount
----------------------
'87            $10,000
'88            $11,014
'89            $12,203
'90            $13,093
'91            $14,683
'92            $15,979
'93            $17,941
'94            $17,013
'95            $19,984
'96            $20,869
'97            $22,791

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended December 31


                      1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
                   ----------------------------------------------------------------------------------------
NET ASSET VALUE...  $ 11.06  $ 11.35  $ 11.19  $ 11.67  $ 11.90  $ 12.55  $ 10.86  $ 12.19  $ 12.04  $ 12.78
INCOME DIVIDENDS..  $   .83  $   .76  $   .77  $   .76  $   .72  $   .67  $   .66  $   .72  $   .66  $   .67
CAPITAL GAINS
DISTRIBUTIONS.....  $    --  $   .06  $   .05  $   .21  $   .27  $   .28  $    --  $    --  $    --  $    --
FUND TOTAL
RETURN (%)........    13.48    10.32     6.02    13.46    10.88    13.85    -8.38    19.28     4.43    12.04
INDEX TOTAL
RETURN (%)........    10.16    10.79     7.29    12.14     8.82    12.28    -5.17    17.46     4.43     9.21

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the one and five year periods and life of Fund would have been lower.


                      4 - Scudder High Yield Tax Free Fund

PORTFOLIO SUMMARY as of December 31, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Hospital/Health                          23%
Toll Revenue/Transportation              13%
Electric Utility Revenue                 11%
Port/Airport & Revenue                   10%
Pollution Control/
Industrial Development                    8%
Core Cities/Lease                         7%
Project Revenue/Special Assessment        6%
State General Obligation                  6%
Housing Finance Authority                 5%
Miscellaneous Municipal                  11%
--------------------------------------------
                                        100%
--------------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

As of December 31, the Fund held
securities issued in 29 states
plus the District of Columbia
and the Virgin Islands.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
AAA                                      16%
AA                                        8%
A                                        12%
BBB                                      36%
Not Rated of Below BBB                   28%
--------------------------------------------
                                        100%
--------------------------------------------
Weighted average quality: A

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

During the period, we
emphasized bonds rated
BBB or below and selectively
sold certain investment grade
bonds based on their credit
outlook or call structure
concerns.
--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
1 - 5                                    21%
5 - 10                                   30%
10 - 20                                  45%
- 20                                      4%
--------------------------------------------
                                        100%
--------------------------------------------
Weighted average effective maturity: 9.5 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund continued to maintain a
cautious stance on the market, with
a neutral average duration close to
that of the Lehman Brothers Municipal
Bond Index.

For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                      5 - Scudder High Yield Tax Free Fund

                         Portfolio Management Discussion
Dear Shareholders,

Reflecting investors' confidence in the bond market and the U.S. economy, lower-rated municipal bonds outperformed other sectors of the tax-free market during 1997 and helped Scudder High Yield Tax Free Fund post a 12.04% total return for its most recent fiscal year ended December 31. In addition, the Fund provided a 30-day net annualized SEC yield of 4.57% as of December 31, equivalent to fully taxable yields of 7.14% and 7.57%, respectively, for investors in the 36% and 39.6% tax brackets.

The Fund's 12.04% total return was based on a $0.74 increase in net asset value to $12.78, plus income distributions of $0.67. The Fund's return outpaced the 10.11% average of 43 similar funds as tracked by Lipper Analytical Services, Inc. As shown in the accompanying chart, the Fund's average annual total returns place it in the top 15% of its peer group for the 12-month period, as well as for three- and ten-year periods. Please turn to the Performance Update on page for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

                        Bonds Benefit as Inflation Fades

The year 1997 was rewarding for most bond investors as the market's focus gradually shifted from the possibility of an overheating U.S. economy and increases in inflation to the Asian currency crisis and speculation about deflation. As Asian currencies such as the Korean won and the Thai baht surrendered approximately half of their value versus the U.S. dollar from July to December, expectations grew that lower-cost Asian imports and reduced profit expectations for global U.S.-based companies would keep the domestic economy and inflation under control for some time to come, despite nearly full employment.


 Competitive Total Return
 (Average annual returns for periods ended
 December 31, 1997)
 --------------------------------------------------------
            Scudder
             High                      Number
           Yield Tax                     of
           Free Fund   Lipper           Funds   Percentile
 Period      return    return    Rank  tracked    Ranking
 ---------------------------------------------------------

 1 year      12.04%    10.11%      5  of  43      Top 12%

 3 years     11.76%     9.91%      3  of  33      Top 9%

 5 years     7.80%      7.22%      6  of  21      Top 29%

 10 years    9.29%      8.16%      2  of  16      Top 13%

Past performance does not guarantee future results.



Yield declines and price gains in the municipal bond market reflected this favorable environment. Despite an increase in new issue volume compared with 1996, municipal bonds posted price gains across the maturity spectrum. For example, yields of 10-year municipal bonds declined approximately one half of a percentage point, and their prices rose 4% during the period.

It is important to note that in the current environment of lower municipal yields and much lower inflation, "real" interest rates -- interest rates minus increases in the CPI, a recognized barometer of inflation -- have rarely been

                      6 - Scudder High Yield Tax Free Fund

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

     Municipal Yields Compared with Inflation
     December 31, 1994 - December 31, 1997

    -------------------------------------------------------------
                      CPI          10-year municipal bonds
    -------------------------------------------------------------

          1/95       2.80%                  5.80%
                     3.05                   5.30
                     2.76                   5.05
                     2.81                   4.90
          1/96       2.73                   4.65
                     2.90                   5.00
                     2.95                   5.15
                     2.99                   5.00
          1/97       3.04                   4.85
                     2.50                   5.10
                     2.23                   4.75
                     2.08                   4.50
          12/97      1.84                   4.60

(Chart indicates a 2.76% spread between the 10-year municipal bonds at 4.60% (12/97) and the CPI at 1.84% (12/97)

Municipal yields represented by 10-year, AAA-rated municipal bonds.

Inflation represented by CPI (Consumer Price Index).

Sources:  Salomon Brothers; Datastream


higher. Real interest rates depict the level of income bondholders actually earn, taking into account the erosion in value of their principal from inflation. The above chart illustrates the gap between municipal bond yield levels and inflation since December 1994.

                         High Yield and Call Protection

In conjunction with the Fund's primary goals of generating high tax-free income while posting competitive total returns, we emphasized bonds rated BBB and below (ratings under BBB are considered below investment grade) during the most recent fiscal year. At the close of the year, 64% of the Fund's portfolio was rated BBB or below. At the same time, we selectively sold certain investment grade bonds based on their credit outlook or call structure concerns. The Fund also continued to emphasize call protection. (Generally a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy continues to provide a more reliable income stream than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities.

Overall, we continued to maintain a cautious stance on the market, with a neutral average duration close to that of the Lehman Brothers Municipal Bond Index. As of December 31, 1997, the Fund's average duration was 7.1 years. (Duration gives relative weight to both interest and principal payments and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

Diversification remains an important strategy for the Fund, allowing the spread of risk over a large number of sectors, maturities, and geographic areas. During the fiscal year, the Fund's holdings in San Joaquin Hills California Toll Revenue bonds significantly boosted performance. Foothills Transportation Corridor bonds, a "sister" project to San Joaquin Hills, also benefited the Fund. As of December 31, 1997, the Fund held securities issued in 29 states plus the District of Columbia and the Virgin Islands.

                          Inflation Expectation is Low

Amid the gloom (and economic pain for the people of Asia) of the Asian currency crisis is a ray of sunshine -- the relaxing of inflation worries in the U.S. bond market. Though no one can predict exactly how long it will last, we expect

                      7 - Scudder High Yield Tax Free Fund
this slow-growth, low-inflation environment to continue and to benefit municipal bonds over the coming months. With this in mind, we will continue to purchase selected lower-rated municipal bonds with attractive maturity structure and, where possible, call protection. We will also attempt to limit the amount of taxable capital gains generated through turnover in the Fund's portfolio, carefully weighing each trade. As always, rather than attempting to predict short-term market movements, we will look for value as we seek high tax-free income and attractive total returns for our investors.

Sincerely,
Your Portfolio Management Team

/s/Philip G. Condon           /s/Donald C. Carleton

Philip G. Condon              Donald C. Carleton


                               Scudder High Yield
                                 Tax Free Fund:
                          A Team Approach to Investing


  Scudder High Yield Tax Free Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Lead Portfolio Manager Philip G. Condon has had responsibility for Scudder High Yield Tax Free Fund's day-to-day operations since its inception in 1987, having joined Scudder in 1983. Phil, who has worked in the investment industry since 1977, also serves as Lead Portfolio Manager for Scudder Massachusetts Tax Free Fund and is a Portfolio Manager of other tax free funds. Donald C. Carleton, Portfolio Manager, became a member of the team in 1995 and has been a portfolio manager at Scudder since he joined the firm in 1983. Don, who assists in implementing investment strategy, also serves as Portfolio Manager for Scudder Tax Free Money Fund and other Scudder funds.

                      8 - Scudder High Yield Tax Free Fund

                          Glossary of Investment Terms


 BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

 GENERAL OBLIGATION BOND          A municipal bond backed by the "full faith
                                  and credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

 INFLATION                        An overall increase in the prices of goods
                                  and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                                  -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 MUNICIPAL BOND                   An interest-bearing debt security issued by a
                                  state or local government entity.

 NET ASSET VALUE (NAV)            The price per share of a mutual fund based on
                                  the sum of the market value of all the
                                  securities owned by the fund divided by the number of outstanding shares.

 TAXABLE EQUIVALENT YIELD         The level of yield a fully taxable instrument
                                  would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

 30-DAY SEC YIELD                 The standard yield reference for bond funds,
                                  based on a formula prescribed by the SEC.
                                  This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of share price changes plus
                                  income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: SKI; Barron's Dictionary of Finance and Investment Terms)

                      9 - Scudder High Yield Tax Free Fund

                 Investment Portfolio as of December 31, 1997

                                                                                                   Credit
                                                                                 Principal        Rating (c)         Market
                                                                                 Amount ($)      (Unaudited)        Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 2.0%
-----------------------------------------------------------------------------------------------------------------------------
Florida
Halifax Hospital Medical Center, FL, Hospital Revenue, Auction Reset
 Security, Series A, 3.84%, 10/1/19 (b) .......................................    500,000          AAA               500,000

Kansas
Burlington, KS, Environmental Improvement Revenue, Kansas City Power &
 Light, Periodic Auction Reset, 4.15%, 12/1/23 ................................    800,000          A                 800,000

Massachusetts
Massachusetts Health & Educational Facilities Authority:
 Capital Assets Program, Series 1989 G-1, Weekly Demand Note, 3.7%,
 1/1/19 (b) ...................................................................  1,000,000          AAA             1,000,000
 Series D, Weekly Demand Note, 3.55%, 1/1/35 (b)** ............................  3,000,000          SP1             3,000,000
Massachusetts Industrial Finance Agency, Merritt Care, Daily Demand Note,
 3.6%, 4/1/09** ...............................................................    200,000          MIG1              200,000

Ohio
Cuyahoga County, OH, Health & Education, University Hospital of Cleveland,
 Daily Demand Note, 5.2%, 1/1/16** ............................................  1,200,000          MIG1            1,200,000
-----------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $6,700,000)                                                            6,700,000
-----------------------------------------------------------------------------------------------------------------------------

Long-term Municipal Investments 98.0%
-----------------------------------------------------------------------------------------------------------------------------
Alaska
North Slope Borough, AK, General Obligation, Capital Appreciation, Series B,
 Zero Coupon, 6/30/05 (b) .....................................................  7,600,000          AAA             5,379,812

Arizona
Arizona Educational Loan Marketing Corporation, Educational Loan Revenue
 35 Day Auction, Series 1997A, 4.15%, 12/1/02 .................................  3,000,000          AA              3,000,000
Maricopa County, AZ, Industrial Development Revenue, Resource Recovery,
 Private Placement, 9.25%, 5/1/15 .............................................  3,915,000          NR              3,930,386
McDowell Mountain Ranch, AZ, Communities Facilities District,
 8.25%, 7/15/19 ...............................................................  3,000,000          NR              3,256,410

California
California Community Development Authority, Certificates of Participation,
 St. Joseph's Health System Series 1994, 4.8%, 7/1/24 .........................    500,000          MIG1              500,000
California Pollution Control Financing Authority, Solid Waste Disposal Revenue,
 Canadian Fibre of Riverside PJ, Series 1997A, 9%, 7/1/19 .....................  6,000,000          NR              6,334,740
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue,
 Senior Lien:
 Series A, Zero Coupon, 1/1/10 ................................................  7,000,000          BBB             5,225,570
 Series A, Zero Coupon, 1/1/11 ................................................  4,415,000          BBB             3,323,789
 Series A, Zero Coupon, 1/1/12 ................................................  6,000,000          BBB             4,527,180
 Series A, Step-up Coupon 0% to 1/1/05, 7.10% to 1/1/13, 1/1/14 ...............  2,875,000          BBB             2,173,558

   The accompanying notes are an integral part of the financial statements.


                      10 - Scudder High Yield Tax Free Fund

                                                                                                   Credit
                                                                                 Principal       Rating (c)         Market
                                                                                Amount ($)       (Unaudited)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Long Beach California Harbor Revenue, AMT, Series 1998 A, 6%, 5/15/09 (e) .....  2,770,000          AAA             3,064,229
Long Beach, CA, Aquarium of the Pacific Project, 6.1%, 7/1/10 .................  4,500,000          BBB             4,752,270
Los Angeles County, CA, Certificate of Participation, Marina Del Ray, Series A,
 6.25%, 7/1/03 ................................................................  5,500,000          NR              5,944,895
Millbrae California Residential Facilities, Revenue Magnolia of Millbrae
 Project, Series 1997A, 7.375%, 9/1/27 ........................................  1,000,000          NR              1,013,910
Sacramento, CA, Cogeneration Project Revenue, Proctor & Gamble Project,
 6.5%, 7/1/14 .................................................................  2,500,000          BBB             2,732,125
San Francisco, CA, City and County Redevelopment Agency Residential Facility,
 Coventry Park Project, Series 1996A, 8.5%, 12/1/26 ...........................  2,000,000          NR              2,216,500
San Joaquin Hills, CA, Transportation Corridor Agency, Orange County, Senior
 Lien Toll Road Revenue:
  Zero Coupon, 1/1/11 .........................................................  5,000,000          BBB             4,881,650
  Zero Coupon, 1/1/12 ......................................................... 15,000,000          BBB            14,677,350
  Zero Coupon, 1/1/13 .........................................................  4,000,000          BBB             3,913,960

Colorado
Denver, CO, Airport System Revenue:
 Series A, Zero Coupon, 11/15/01 ..............................................  5,120,000          BBB             4,268,954
 Series A, Zero Coupon, 11/15/03 ..............................................  3,050,000          BBB             2,288,751
 Series A, Zero Coupon, 11/15/04 ..............................................  3,130,000          BBB             2,221,737
 Series A, Zero Coupon, 11/15/05 ..............................................  1,855,000          BBB             1,243,091
 Series 1991 D, 7.75%, 11/15/13 (f) ...........................................  9,775,000          BBB            12,383,948
Denver, CO, Urban Renewal Authority, Tax Increment Revenue, 7.75%, 9/1/16 .....  2,500,000          SS&C            2,771,100

Connecticut
Connecticut Development Authority, Mystic Marinelife Aquarium Project
 Revenue, 6.875%, 12/1/17 .....................................................  1,000,000          SS&C            1,064,190
Connecticut State Health Finance Authority Edgehill 1997 A, 6.875%, 7/1/17 ....  3,000,000          NR              3,204,240
Mashantucket Western Pequot Tribe, CT:
 Special Revenue, 6.4%, 9/1/11 ................................................  1,490,000          BBB             1,714,826
 Special Revenue, 6.4%, 9/1/11 ................................................  1,510,000          BBB             1,683,559
 Special Revenue Subordinate 144A, Series 1997 B, 5.7%, 9/1/12 ................  1,000,000          BBB             1,035,270

District Of Columbia
District of Columbia, Certificate of Participation, 7.3%, 1/1/13 ..............  4,650,000          BB              5,099,609
District of Columbia, General Obligation, Series A, 5.875%, 6/1/05 (b)(f) .....  4,300,000          AAA             4,678,185
District of Columbia, Hospital Refunding Revenue, Metlantic Washington
 Hospital Center, 1992 Series A, 7.125%, 8/15/19 ..............................  3,000,000          AAA             3,392,550

   The accompanying notes are an integral part of the financial statements.


                      11 - Scudder High Yield Tax Free Fund

                                                                                                   Credit
                                                                                 Principal       Rating (c)         Market
                                                                                Amount ($)       (Unaudited)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Florida
Broward County, FL, Housing Finance Authority, Single Family Mortgage
 Revenue, Zero Coupon, 4/1/14 .................................................  3,270,000          A                 651,319
Indian Trace, FL, Community Development Authority, Special Assessment
 District Bonds, 6.875%, 4/1/10 ...............................................  2,340,000          NR              2,439,754
Indian Trace, FL, Special Tax Revenue, Water Management, 8.25%, 5/1/05 ........  2,220,000          NR              2,447,284

Georgia
Athens-Clarke County, GA, First Lien, Wesley Woods, Series 1997, 6.35%,
 10/1/17 ......................................................................  1,575,000          NR              1,604,846
Coweta County, GA, Residential, Care Facilities for the Elderly 1st Lien,
 Wesley Woods, Series 1996A, 8.25%, 10/1/26 ...................................  1,000,000          NR              1,163,590
Municipal Electric Authority of Georgia, Power Revenue, Series Z, 5.5%,
 1/1/12 .......................................................................  1,375,000          A               1,455,011
Rockdale County, GA, Development Authority Solid Waste Disposal Revenue,
 Visy Paper Inc. Project, Series 1993, 7.4%, 1/1/16 ...........................  4,815,000          NR              5,223,644

Illinois
Chicago-O'Hare International Airport, IL, Special Facilities Revenue,
 American Airlines, Project A, Series 1990, 7.875%, 11/1/25 ...................  1,000,000          BBB             1,101,170
Hoffman Estates, IL, Tax Incremental Revenue, Zero Coupon, 5/15/06 ............  4,000,000          A               2,697,840
Illinois Health Facilities Authority Revenue Refunding Memorial
 Health System Series 1997, 5%, 10/1/08 .......................................  1,325,000          AAA             1,414,703
Winnebago County, IL, School District #122, 6.45%, 6/1/08 (b) .................  1,500,000          AAA             1,750,845

Indiana
Fishers, IN, Economic Development Revenue, First Mortgage/United Student
 Aid Inc. Project, Series 1989, 8.25%, 9/1/09 .................................  2,000,000          NR              2,072,760
Indiana Municipal Power Agency, Power Supply System Refunding Revenue,
 Series 1983 B, 5.875%, 1/1/09 (b) ............................................  2,300,000          AAA             2,563,557
Indianapolis, IN, Economic Development, Refunding and Improvement Revenue,
 Robin Run Village Project, Series 1992, 7.625%, 10/1/22 ......................  1,500,000          BBB             1,670,670

Maine
Maine Finance Authority Huntington Common, Series 1997 A, 7.5%, 9/1/27 ........  1,000,000          NR              1,015,380

Maryland
Prince George's County, MD, Greater Southeast Healthcare, 6.2%, 1/1/08 ........  1,000,000          BBB             1,043,760

Massachusetts
Boston, MA, Industrial Development Authority, Springhouse Project, 9.25%,
 7/1/25 .......................................................................  1,000,000          NR              1,173,600
Lowell, MA, General Obligation, 8.3%, 2/15/05 .................................    365,000          BBB               409,453
Massachusetts Health & Educational Facilities Authority, Cooley Dickson
 Hospital Inc., 7.125%, 11/15/18 ..............................................  1,850,000          AAA             2,090,926

   The accompanying notes are an integral part of the financial statements.


                      12 - Scudder High Yield Tax Free Fund

                                                                                                   Credit
                                                                                 Principal       Rating (c)         Market
                                                                                Amount ($)       (Unaudited)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Massachusetts Industrial Finance Agency:
 Solid Waste Disposal, Peabody Monofil Project, 9%, 9/1/05 ....................  2,515,000          NR              2,762,225
 Edgewood Retirement Community, Series A, 9%, 11/15/25 ........................  1,000,000          NR              1,171,360

Michigan
Detroit, MI, Downtown Development Authority, Tax Increment:
 Series 1996, Zero Coupon, 7/1/11 .............................................  3,150,000          A               1,500,408
 Series 1996, Zero Coupon, 7/1/12 .............................................  3,150,000          A               1,410,224
Michigan State Hospital Finance Authority Revenue, Sinai Hospital:
 Series 1995, 6.625%, 1/1/16 ..................................................  2,990,000          BBB             3,309,781
 Series 1995, 7.5%, 10/1/27 ...................................................  2,000,000          BBB             2,270,320

Mississippi
Mississippi Development Bank Special Obligation, Diamond Lakes Utilities,
 Series 1997 A, 6.25%, 12/1/17 ................................................  2,000,000          SS&C            2,016,580

Nevada
Nevada State Housing Division, Single Family Mortgage Revenue, Series R,
 5.95%, 10/1/11 ...............................................................  1,600,000          AA              1,673,536

New Hampshire
New Hampshire Higher Education & Health Facilities Authority:
 Monadnok Community Hospital, Series 1990, 9.125%, 10/1/20 ....................  1,415,000          NR              1,619,651
 New Hampshire Catholic Charity:
  8.4%, 8/1/11 ................................................................    600,000          BBB               698,502
  Series 1997, 5.8%, 8/1/22 ...................................................  2,760,000          BBB             2,811,143
 St. Joseph's Hospital:
  7.5%, 1/1/07 ................................................................  1,490,000          A               1,620,897
  7.5%, 1/1/16 ................................................................  2,600,000          A               2,818,556
New Hampshire Higher Educational & Health Facilities Authority Revenue,
 Riverwoods at Exeter:
  Series A, 6.375%, 3/1/13 ....................................................    725,000          SS&C              759,452
  Series A, 6.5%, 3/1/23 ......................................................  1,000,000          SS&C            1,052,650

New Jersey
New Jersey Economic Development Authority, Methodist Homes, 7.5%, 7/1/25 ......  1,000,000          NR              1,113,290

New York
Glen Cove HSB AU AMT C06, 8.25%, 10/1/26 ......................................  1,500,000          NR              1,671,780
Islip New York Community Development Agency, 7.5%, 3/1/26 .....................  2,500,000          NR              2,768,175

   The accompanying notes are an integral part of the financial statements.


                      13 - Scudder High Yield Tax Free Fund

                                                                                                   Credit
                                                                                 Principal       Rating (c)         Market
                                                                                Amount ($)       (Unaudited)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Metropolitan Transportation Authority of New York, Transit Facilities Revenue:
 7%, 7/1/09 ...................................................................  1,000,000          BBB             1,109,630
 Service Contract, Series O, 5.75%, 7/1/13 ....................................  2,750,000          BBB             2,995,520
New York State Dormitory Authority Revenue, 6.5%, 2/15/11 .....................  1,000,000          A               1,168,300
New York City, NY, General Obligation:
 Series 1994 B, 7.3%, 8/15/10 .................................................     90,000          A                 105,884
 Series 1996 A, 7%, 8/1/07 ....................................................  5,000,000          A               5,793,050
 Series B, 6.1%, 8/15/05 ......................................................  3,500,000          A               3,808,315
 Series B1, Prerefunded 8/15/04 at 101, 7.3%, 8/15/10 (d) .....................  1,080,000          AAA             1,275,404
New York City, NY, Industrial Development Agency, Visy Paper Inc. Project,
 Series 1995, 7.95%, 1/1/28 ...................................................  1,000,000          NR              1,153,050
New York State Dormitory Authority Revenue, 6.5%, 2/15/10 .....................  1,500,000          A               1,748,775
New York State Dormitory Authority Revenue Bonds, Mental Health Services
 Facilities Improvement:
  6%, 8/15/12 .................................................................  2,500,000          A               2,809,650
  6%, 8/15/16 .................................................................  6,000,000          A               6,636,240

Ohio
Franklin County, OH, Health Care Facilities Revenue Refunding, Ohio
 Presbyterian Services:
  Series 1997, 5.35%, 7/1/09 ..................................................    500,000          NR                502,475
  Series 1997, 5.5%, 7/1/11 ...................................................    500,000          NR                502,695
  Series 1997, 5.5%, 7/1/17 ...................................................  3,000,000          NR              2,957,670
Hamilton County, OH, Health System Revenue, Franciscan Sisters of the Poor
 Health System, Providence Hospital, Series 1992, 6.8%, 7/1/08 ................  5,485,000          BBB             5,913,982

Pennsylvania
Delaware County, Pennsylvania Authority, Revenue Refunding:
 White Horse Village, Series A, 6.7%, 7/1/07 ..................................  1,000,000          NR              1,046,380
 White Horse Village Inc., CCRC, Series 1996 A, 7.5%, 7/1/18 ..................  2,000,000          NR              2,150,500
Delaware County, PA, Industrial Development Authority Revenue,
 Resource Recovery Facilities Series A, 6%, 1/1/09 ............................  2,000,000          A               2,162,380
Montgomery County, PA, Redevelopment Authority, Multi-Family Housing
 Revenue Refunding, KBF Associates, LP Project, 6.375%, 7/1/12 ................  5,500,000          BBB             5,727,425
Pennsylvania Higher Education Authority, Medical College of Pennsylvania,
 Series B, 7.25%, 3/1/05 ......................................................  1,000,000          AAA             1,110,070
Philadelphia Pennsylvania Authority for Industrial Development
 Revenues, 6.5%, 10/1/27 ......................................................  1,500,000          NR              1,590,165

   The accompanying notes are an integral part of the financial statements.


                      14 - Scudder High Yield Tax Free Fund

                                                                                                   Credit
                                                                                 Principal       Rating (c)         Market
                                                                                Amount ($)       (Unaudited)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA, Hospital and Higher Education Facilities Authority,
 Hospital Revenue, Albert Einstein Medical Center, 7.625%, 4/1/11 .............  2,500,000          A               2,637,825
Pottsville, PA, Hospital Authority, Warne Clinic, 7.25%, 7/1/24 ...............  3,000,000          BBB             3,308,520

South Carolina
Piedmont Municipal Power Agency, South Carolina Electrical Revenue
 Refunding, Series 1998A, 5.5%, 1/1/13 (e) ....................................  1,500,000          AAA             1,599,765
South Carolina Jobs-Economic Development Authority, Hospital Facilities
 Revenue, South Carolina Baptist Hospital, 5.3%, 8/1/09 (b) ...................  8,000,000          AAA             8,344,480

South Dakota
South Dakota Health & Educational Facilities Authority Revenue, Prairie
 Lakes Health Care System:
  7.125%, 4/1/10 ..............................................................  1,000,000          BBB             1,101,160
  7.25%, 4/1/22 ...............................................................  1,000,000          BBB             1,106,830
South Dakota Housing Development Authority, Home Ownership Mortgage,
 Series A, 6.4%, 5/1/12 .......................................................  3,500,000          AAA             3,696,840

Texas
Bexar County, TX, Housing Finance Corporation, Series A, Subject to AMT,
 GNMA Collateralized Mortgage, 8.2%, 4/1/22 ...................................    943,000          AAA               989,792
Dallas-Fort Worth, TX, International Airport:
 American Airlines Inc., 7.5%, 11/1/25 ........................................  1,910,000          BBB             2,084,440
 American Airlines, 7.25%, 11/1/30 ............................................  5,000,000          BBB             5,592,700
Hidalgo County, TX, Health Services, Mission Hosptial, Series 1996, 6.75%,
 8/15/16 ......................................................................  2,500,000          BBB             2,721,375
Midland County, TX, Hospital District, Midland Memorial Hospital,
 7.5%, 6/1/16 .................................................................  1,500,000          BBB             1,705,065

Utah
Salt Lake City, UT, Hospital Revenue, Intermountain Healthcare
 Systems, 6.65%, 2/15/12 ......................................................  2,000,000          AA              2,235,260

Vermont
Vermont Housing Finance Agency, Multi-Family Housing Revenue, Northgate
 Housing Project, 8.25%, 6/15/20 ..............................................  1,035,000          NR              1,085,539

Virgin Islands
Virgin Islands Public Finance Authority, General Obligation, Matching Fund
 Loan Notes, Series A, 7.25%, 10/1/18 .........................................  6,500,000          NR              7,293,000

Virginia
Pittsylvania County, VA, Industrial Development Authority, Multitrade of
 Pittsylvania County, L.P. Project:
  7.45%, 1/1/09 ...............................................................  1,500,000          NR              1,658,295
  7.5%, 1/1/14 ................................................................  3,500,000          NR              3,872,890

   The accompanying notes are an integral part of the financial statements.


                      15 - Scudder High Yield Tax Free Fund

                                                                                                   Credit
                                                                                 Principal       Rating (c)         Market
                                                                                Amount ($)       (Unaudited)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Virginia College Building Authority, Educational Facilities Revenue,
 Marymount University Project, 7%, 7/1/22 .....................................  1,200,000          NR              1,306,752

Washington
Washington Public Power Supply System:
 Nuclear Project #2:
  5.4%, 7/1/12 ................................................................  3,250,000          AA              3,365,863
  Series 1996A, 6%, 7/1/08 (b) ................................................  3,000,000          AAA             3,344,010
 Refunding Revenue:
  Nuclear Project #2, Inverse Floater, 6.42%, 7/1/12* .........................  3,000,000          AA              3,168,750
  Nuclear Project #2, Series B, 6.3%, 7/1/12 .................................. 10,000,000          AA             11,389,600
  Nuclear Project #3, Series 1993 B, 5.65%, 7/1/08 (b) ........................  3,640,000          AAA             3,945,068
  Nuclear Project #3, Series B, 7.125%, 7/1/16 ................................  2,500,000          AA              3,081,075

Wisconsin
Wisconsin State Health & Educational Facilities Authority National
 Regency of New Berlin Project, Series 1995, 8%, 8/15/25 ......................  1,485,000          NR              1,683,738
-----------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $294,675,986)                                                         329,523,178
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $301,375,986) (a)                                                      336,223,178
-----------------------------------------------------------------------------------------------------------------------------

 (a) The cost for federal income tax purposes was $301,375,986. At December 31, 1997, net unrealized appreciation for all securities based on tax cost was $34,847,192. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $34,848,229 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,037.

 (b) Bond is insured by one of these companies: AMBAC, BIG, Capital Guaranty, FGIC, FSA or MBIA.

 (c) All of the securities held have been determined by the Adviser to be of the appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder (SS&C) and unrated securities (NR) have been determined by the Adviser to be of comparable quality to rated securities.

 (d) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

 (e) When-issued or forward delivery pools included.

 (f) At December 31, 1997, these securities, in part or in whole, have been segregated to cover when-issued or forward delivery securities.

   * Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of December 31, 1997.

  ** Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

    The accompanying notes are an integral part of the financial statements.


                      16 - Scudder High Yield Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of December 31, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $301,375,986) ..............       $ 336,223,178
                 Receivable for investments sold ....................................              75,000
                 Receivable for Fund shares sold ....................................             160,118
                 Interest receivable ................................................           5,813,017
                 Other assets .......................................................               4,818
                                                                                           ----------------
                 Total assets .......................................................         342,276,131
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for when-issued and forward delivery securities ............           4,588,006
                 Due to custodian bank ..............................................              25,986
                 Dividends payable ..................................................             499,615
                 Payable for Fund shares redeemed ...................................             153,354
                 Accrued management fee .............................................             178,106
                 Other payables and accrued expenses ................................             140,330
                                                                                           ----------------
                 Total liabilities ..................................................           5,585,397
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 336,690,734
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation on investments .........................          34,847,192
                 Accumulated net realized loss ......................................          (6,922,525)
                 Paid-in capital ....................................................         308,766,067
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 336,690,734
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($336,690,734 / 26,338,299 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) ......................................................              $12.78
                                                                                           ----------------

   The accompanying notes are an integral part of the financial statements.


                      17 - Scudder High Yield Tax Free Fund

                             Statement of Operations
                          year ended December 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ...........................................................       $  19,414,494
                                                                                           -----------------
                 Expenses:
                 Management fee .....................................................           2,050,368
                 Services to shareholders ...........................................             403,819
                 Custodian and accounting fees ......................................             114,695
                 Trustees' fees and expenses ........................................              44,083
                 Reports to shareholders ............................................              57,806
                 Legal ..............................................................              10,164
                 Auditing ...........................................................              37,449
                 Registration fees ..................................................              21,751
                 Other ..............................................................              12,006
                                                                                           -----------------
                                                                                                2,752,141
                --------------------------------------------------------------------------------------------
                 Net investment income                                                         16,662,353
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investments ..........................           1,293,696
                 Net unrealized appreciation during the period on investments .......          17,278,728
                --------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                           18,572,424
                --------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $  35,234,777
                --------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.


                      18 - Scudder High Yield Tax Free Fund

                       Statements of Changes in Net Assets

                                                                                      Years Ended December 31,
Increase (Decrease) in Net Assets                                                      1997             1996
-----------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ........................................     $ 16,662,353    $ 16,407,315
                 Net realized gain (loss) from investment transactions ........        1,293,696      (5,169,621)
                 Net unrealized appreciation on investment transactions
                   during the period ..........................................       17,278,728       1,246,316
                                                                                   --------------  ---------------
                 Net increase in net assets resulting from operations .........       35,234,777      12,484,010
                                                                                   --------------  ---------------
                 Distributions to shareholders from net investment income .....      (16,662,353)    (16,407,315)
                                                                                   --------------  ---------------
                 Fund share transactions:
                 Proceeds from shares sold ....................................       94,712,636      58,667,981
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ..............................       10,767,421      10,795,380

                 Cost of shares redeemed ......................................      (80,462,768)    (76,318,203)
                                                                                   --------------  ---------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ...............................................       25,017,289      (6,854,842)
                                                                                   --------------  ---------------
                 Increase (decrease) in net assets ............................       43,589,713     (10,778,147)
                 Net assets at beginning of period ............................      293,101,021     303,879,168
                                                                                   --------------  ---------------
                 Net assets at end of period ..................................     $336,690,734    $293,101,021
                                                                                   --------------  ---------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ....................       24,338,716      24,929,576
                                                                                   --------------  ---------------
                 Shares sold ..................................................        7,700,257       4,936,365
                 Shares issued to shareholders in reinvestment of
                   distributions ..............................................          874,481         908,391
                 Shares redeemed ..............................................       (6,575,155)     (6,435,616)
                                                                                   --------------  ---------------
                 Net increase (decrease) in Fund shares .......................        1,999,583        (590,860)
                                                                                   --------------  ---------------
                 Shares outstanding at end of period ..........................       26,338,299      24,338,716
                                                                                   --------------  ---------------

   The accompanying notes are an integral part of the financial statements.


                      19 - Scudder High Yield Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                      Years Ended December 31,

                                   1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning       ----------------------------------------------------------------------------------------
   of period ...................  $12.04   $12.19   $10.86   $12.55   $11.90   $11.67   $11.19   $11.35   $11.06   $10.52
Income from investment           ----------------------------------------------------------------------------------------
   operations:
Net investment income ..........     .67      .66      .68      .70      .67      .72      .76      .77      .76      .83
Net realized and unrealized
   gain (loss) on
   investments .................     .74     (.15)    1.37    (1.73)     .93      .50      .69     (.11)     .35      .54
Total from investment            ----------------------------------------------------------------------------------------
   operations ..................    1.41      .51     2.05    (1.03)    1.60     1.22     1.45      .66     1.11     1.37
                                 ----------------------------------------------------------------------------------------
Less distributions:
From net investment income .....    (.67)    (.66)    (.72)    (.66)    (.67)    (.72)    (.76)    (.77)    (.76)    (.83)
From net realized gains on
   investment transactions .....      --       --       --       --     (.21)    (.27)    (.21)    (.05)    (.06)      --
In excess of net realized
   gains .......................      --       --       --       --     (.07)      --       --       --       --       --
                                 ----------------------------------------------------------------------------------------
Total distributions ............    (.67)    (.66)    (.72)    (.66)    (.95)    (.99)    (.97)    (.82)    (.82)    (.83)
                                 ----------------------------------------------------------------------------------------
Net asset value, end of          ----------------------------------------------------------------------------------------
   period ......................  $12.78   $12.04   $12.19   $10.86   $12.55   $11.90   $11.67   $11.19   $11.35   $11.06
-------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...............   12.04     4.43    19.28    (8.38)   13.85    10.88    13.36     6.02    10.32    13.48
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ................     337      293      304      260      317      204      160      129      114       74
Ratio of operating expenses,
   net to average daily net
   assets (%) ..................     .90      .91      .80      .80      .92      .98     1.00     1.00     1.00      .67
Ratio of operating expenses
   before expense reductions,
   to average daily net
   assets (%) ..................     .90      .95      .94      .97      .98      .99     1.04     1.09     1.15     1.25
Ratio of net investment
   income to average net
   assets (%) ..................    5.43     5.59     5.77     6.01     5.38     6.10     6.65     6.88     6.72     7.65
Portfolio turnover rate (%) ....    33.2     21.9     27.3     34.3     56.4     56.6     45.5     33.4     75.8     36.7


                      20 - Scudder High Yield Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder High Yield Tax Free Fund (the "Fund") is organized as a diversified series of Scudder Municipal Trust, a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $5,050,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2004 ($5,050,000) the expiration date, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.


                     21 - Scudder High Yield Tax Free Fund

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade-date basis. Interest income is accrued pro rata to the earlier of call or maturity.

                      B. Purchases and Sales of Securities

During the year ended December 31, 1997, purchases and sales of municipal securities (excluding short-term investments) aggregated $126,574,028 and $101,446,930, respectively.

                               C. Related Parties

Under the Investment Management Agreement between the Fund and Scudder, Stevens & Clark, Inc. ("Scudder" or the "Adviser") which was in effect prior to August 13, 1997 (the "Agreement"), the Fund agreed to pay the Adviser an annual rate of approximately 0.70% on the first $200,000,000 of the Fund's average daily net assets and 0.65% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly.

Effective August 13, 1997, the Fund, as approved by the Fund's Board of Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with Scudder. Under the Management Agreement the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of approximately 0.65% on the first $300,000,000 of the Fund's average daily net assets and 0.60% of such net assets in excess of $300,000,000, computed and accrued daily and payable monthly.

Effective December 31, 1997, Scudder and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments Inc. ("Scudder Kemper"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.


                      22 - Scudder High Yield Tax Free Fund

For the year ended December 31, 1997, the fee pursuant to these agreements amounted to $2,050,368, which was equivalent to an annual effective rate of 0.67% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SSC aggregated $287,904 of which $23,216 is unpaid at December 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SFAC aggregated $60,501, of which $5,500 is unpaid at December 31, 1997.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1997, Trustees' fees and expenses aggregated $44,083.


                      23 - Scudder High Yield Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder Municipal Trust and the Shareholders of Scudder High Yield Tax Free Fund:

We have audited the accompanying statement of assets and liabilities of Scudder High Yield Tax Free Fund, including the investment portfolio, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder High Yield Tax Free Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
February 19, 1998


                      24 - Scudder High Yield Tax Free Fund

                                 Tax Information

Of the dividends paid from net investment income for the fiscal year ended December 31, 1997, 17.71% should be treated as an item of tax preference for purposes of the federal alternative minimum tax, if applicable. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $16,662,353 as exempt interest dividends for the fiscal year ended December 31, 1997.




                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics; President,
Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                     25 - Scudder High Yield Tax Free Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder High Yield Tax Free Fund (the "Fund") was held on October 24, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

         For           Against           Abstain       Broker Non-Votes*
         ---           -------           -------       -----------------

      16,699,020       687,762           612,156               0

2.    To elect Trustees.
                                                   Number of Votes:
                                                   ----------------

                    Trustee                 For                      Withheld
                    -------                 ---                      --------

       Henry P. Becton, Jr.              17,268,151                  730,789

       Dawn-Marie Driscoll               17,261,525                  737,415

       Peter B. Freeman                  17,258,451                  740,488

       George M. Lovejoy, Jr.            17,264,941                  733,999

       Dr. Wesley W. Marple, Jr.         17,253,878                  745,062

       Daniel Pierce                     17,272,554                  726,386

       Kathryn L. Quirk                  17,261,642                  737,298

       Jean C. Tempel                    17,253,612                  745,328


3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:
                                ----------------

         For            Against          Abstain       Broker Non-Votes*
         ---            -------          -------       -----------------

      14,603,280       1,364,033        1,045,212           986,414


                     26 - Scudder High Yield Tax Free Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For            Against         Abstain        Broker Non-Votes*
         ---            -------         -------        -----------------

      15,062,556       1,091,653       1,067,500            932,339


5. To approve the revision of certain fundamental investment policies.


                                                                              Number of Votes:
                                                                              ----------------
                                                                                                            Broker
                 Fundamental Policies                     For             Against          Abstain        Non-Votes*
                 --------------------                     ---             -------          -------        ----------


         5.1   Diversification                         14,726,371        1,104,581        1,181,573          986,414

         5.2   Borrowing                               14,613,896        1,221,250        1,177,379          986,414

         5.3   Senior securities                       14,718,335        1,105,195        1,188,996          986,414

         5.4   Concentration                           14,681,145        1,145,366        1,186,014          986,414

         5.5   Loans                                   14,697,796        1,126,644        1,188,086          986,414

         5.6   Underwriting of securities              14,731,414        1,098,016        1,183,095          986,414

         5.7   Investment in real estate               14,720,833        1,102,194        1,189,499          986,414

         5.8   Purchase of physical commodities        14,712,224        1,111,278        1,189,023          986,414

         5.9   Investment in California municipal         N/A               N/A              N/A               N/A
               securities

         5.10  Investment in municipal securities      14,730,369        1,093,130        1,189,026          986,414

         5.11  Investment in Massachusetts                N/A               N/A              N/A               N/A
               municipal securities

         5.12  Investment in New York municipal           N/A               N/A              N/A               N/A
               securities

         5.13  Investment in Ohio municipal               N/A               N/A              N/A               N/A
               securities

         5.14  Investment in Pennsylvania                 N/A               N/A              N/A               N/A
               municipal securities

                     27 - Scudder High Yield Tax Free Fund

                                                                                                            Broker
                 Fundamental Policies                     For             Against          Abstain        Non-Votes*
                 --------------------                     ---             -------          -------        ----------

         5.15  Investment in short-term municipal         N/A               N/A              N/A               N/A
               securities

         5.16  Elimination of tax diversification         N/A               N/A              N/A               N/A

         5.17  Purchases of voting securities             N/A               N/A              N/A               N/A

         5.18  Affiliated transactions                    N/A               N/A              N/A               N/A

         5.19  Disclosed practices                     14,691,177        1,140,155        1,181,194          986,414

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:
                                ----------------

               For                   Against              Abstain
               ---                   -------              -------

            17,084,716               339,623              574,600

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                     28 - Scudder High Yield Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                     29 - Scudder High Yield Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      30 - Scudder High Yield Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                      31 - Scudder High Yield Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

[LOGO]

Scudder
Managed
Municipal
Bonds

Annual Report
December 31, 1997

Pure No-Load(TM) Funds


A fund that seeks to provide income exempt from regular federal income tax primarily through investments in high-grade, long-term municipal securities.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER                    (logo)

                         Scudder Managed Municipal Bonds

--------------------------------------------------------------------------------
Date of Inception: 10/14/76  Total Net Assets as of        Ticker Symbol:  SCMBX
                             12/31/97: $728 million
--------------------------------------------------------------------------------

o Scudder Managed Municipal Bonds' 30-day net annualized SEC yield was 4.28% as of December 31, 1997. For investors in the two highest federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to a fully taxable 6.69% and 7.09%, respectively.


o The Fund received four stars from Morningstar, reflecting an "above-average" rating for risk-adjusted performance through December 31, 1997.*


o For three-, five-, and ten-year periods, the Fund's total returns place it in the top third of performance among similar municipal bond funds as tracked by Lipper Analytical Services. Please see page 6 for additional Lipper performance information.


                                Table of Contents

   3  Letter from the Fund's President    24  Notes to Financial Statements
   4  Performance Update                  27  Report of Independent Accountants
   5  Portfolio Summary                   28  Tax Information
   6  Portfolio Management Discussion     29  Shareholder Meeting Results
   9  Glossary of Investment Terms        32  Officers and Trustees
  10  Investment Portfolio                33  Investment Products and Services
  20  Financial Statements                34  Scudder Solutions
  23  Financial Highlights


* For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for three- and five-year performance, and three stars for ten-year performance, and was rated among 1494, 720, and 337 municipal funds for the respective periods. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.

                      2 - Scudder Managed Municipal Bonds

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder Managed Municipal Bonds' performance over its most recent 12-month reporting period ended December 31, 1997. In addition to the Fund's four-star Morningstar rating as of December 31 (see page 2), the Fund placed in the top third of similar tax-free funds tracked by Lipper for total return performance over three-, five-, and ten-year periods. The Fund also posted a 4.28% 30-day net annualized SEC yield as of December 31, which is equivalent to a taxable yield of 7.09% for investors in the top federal tax bracket. Though municipal bond yields are currently lower than in recent years, the difference or "spread" between bond yields and inflation during the Fund's most recent fiscal year was larger than it has been since December 1994. Regardless of the overall level of interest rates, this spread represents what bond investors really earn. Please see the discussion beginning on page 6 for more information.

     For those of you who are interested in new Scudder products, we recently introduced a new industry sector fund, Scudder Financial Services Fund. One of Scudder's Choice Series sector funds, the Fund seeks long-term growth by investing in financial services companies in the U.S. and abroad. In addition, two other Choice Series funds will be launched on March 2: Scudder Health Care Fund, seeking long-term growth from health care companies located around the world, and Scudder Technology Fund, pursuing long-term growth by investing in companies that develop, produce, or distribute technology.

     As you may know, the Fund's investment adviser has changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., reflecting the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. We think these changes are positive and should broaden our resources in managing the Fund.

     If you have any questions regarding Scudder Managed Municipal Bonds or any other Scudder fund, please call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Managed Municipal Bonds


                      3 - Scudder Managed Municipal Bonds

PERFORMANCE UPDATE as of December 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------
                            Total Return
Period          Growth     --------------
Ended             of                Average
12/31/97        $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER MANAGED MUNICIPAL BONDS
--------------------------------------------
1 Year         $ 10,929       9.29%    9.29%
5 Year         $ 14,193      41.93%    7.25%
10 Year        $ 23,137     131.37%    8.75%

--------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------------
1 Year         $ 10,921       9.21%    9.21%
5 Year         $ 14,263      42.63%    7.36%
10 Year        $ 22,791     127.91%    8.58%
--------------------------------------------

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended December 31

SCUDDER MANAGED MUNICIPAL BONDS
Year            Amount
----------------------
'87            $10,000
'88            $11,227
'89            $12,483
'90            $13,329
'91            $14,958
'92            $16,302
'93            $18,473
'94            $17,357
'95            $20,328
'96            $21,170
'97            $23,137

LEHMAN BROTHERS MUNICIPAL
BOND INDEX
Year            Amount
----------------------
'87            $10,000
'88            $11,014
'89            $12,203
'90            $13,093
'91            $14,683
'92            $15,979
'93            $17,941
'94            $17,013
'95            $19,984
'96            $20,869
'97            $22,791

Lehman Brothers Municipal Bond Index is an unmanaged market value weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended December 31


                     1988    1989    1990    1991    1992    1993    1994    1995    1996    1997
                   -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $8.60   $8.54   $8.45   $8.80   $8.72   $9.09   $8.07   $8.94   $8.84   $9.13
INCOME DIVIDENDS..   $ .60   $ .59   $ .55   $ .53   $ .51   $ .47   $ .46   $ .48   $ .45     .46
CAPITAL GAINS
DISTRIBUTIONS.....   $ .02   $ .39   $ .09   $ .12   $ .33   $ .29   $ .02   $ --    $ --    $ .05
FUND TOTAL
RETURN (%)........   12.27   11.19    6.77   12.23    8.98   13.32   -6.04   17.12    4.15    9.29
INDEX TOTAL
RETURN (%)........   10.16   10.79    7.29   12.14    8.82   12.28   -5.17   17.46    4.43    9.21

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                       4 - Scudder Managed Municipal Bonds

PORTFOLIO SUMMARY as of December 31, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Electric Utility Revenue                 23%
Core Cities/Lease                        13%
Hospital/Health                           9%
Water/Sewer Revenue                       8%
State General Obligation                  6%
Toll Revenue/Transportation               6%
Higher Education                          5%
Other General Obligation/Lease            5%
Housing Finance Authority                 5%
Miscellaneous Municipal                  20%
--------------------------------------------
                                        100%
--------------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

As of December 31, the Fund
held securities issued in 27
states plus the District of
Columbia.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
AAA                                      60%
AA                                        9%
A                                        12%
BBB                                      17%
Not Rated                                 2%
--------------------------------------------
                                        100%
--------------------------------------------
Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Overall credit quality remains
high, with 65% of Fund assets
rated AAA, AA.
--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year                          3%
1 - 5                                    11%
5 - 10                                   41%
10 - 20                                  37%
Greater than 20 years                     8%
--------------------------------------------
                                        100%
--------------------------------------------
Weighted average effective maturity: 9.7 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund maintained an average
effective maturity comparable
to its competitive universe
throughout the year.

For more complete details about the Fund's investment portfolio, see page 10.


                      5 - Scudder Managed Municipal Bonds

                         Portfolio Management Discussion

Dear Shareholders,

Reflecting investors' confidence in the bond market and the U.S. economy, municipal bonds performed well during 1997 and helped Scudder Managed Municipal Bonds post a solid 9.29% total return during its most recent fiscal year ended December 31. In addition, the Fund provided a 30-day net annualized SEC yield of 4.28% as of December 31, equivalent to fully taxable yields of 6.69% and 7.09%, respectively, for investors in the 36% and 39.6% tax brackets.

The Fund's 9.29% total return was based on a $0.29 increase in net asset value per share to $9.13, plus income distributions of $0.46, short-term gains of $0.005, and long-term gains of $0.045. The Fund's return outpaced the 9.11% average of 235 similar funds as tracked by Lipper Analytical Services, Inc. As shown in the accompanying chart, the Fund's average annual total returns also place it in the top third of its peer group for three-, five-, and ten-year periods. Please turn to the Performance Update on page for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

                        Bonds Benefit as Inflation Fades

The year 1997 was rewarding for most bond investors as the market's focus gradually shifted from the possibility of an overheating U.S. economy and increases in inflation to the Asian currency crisis and speculation about deflation. As Asian currencies such as the Korean won and the Thai baht surrendered approximately half of their value versus the U.S. dollar from July to December, expectations grew that lower-cost Asian imports and reduced profit expectations for global U.S.-based companies would keep the domestic economy and inflation under control for some time to come, despite nearly full employment.


 Competitive Total Return
 (Average annual total returns for periods ended
 December 31, 1997)
 -------------------------------------------------------------
             Scudder
             Managed                        Number
            Municipal                         of
             Bonds    Lipper                Funds   Percentile
 Period      return   return     Rank      tracked   Ranking
 -------------------------------------------------------------

 1 year       9.29%    9.11%       93   of   235      Top 40%

 3 years     10.06%    9.65%       61   of   190      Top 32%

 5 years      7.25%    6.84%       27   of   111      Top 24%

 10 years     8.75%    8.24%       14   of    72      Top 19%

Past performance does not guarantee future results.


Yield declines and price gains in the municipal bond sector reflected this favorable environment. Despite an increase in new issue volume compared with 1996, municipal bonds posted price gains across the maturity spectrum. For example, yields of 10-year municipal bonds declined approximately one half of a percentage point, and their prices rose 4% during the period.

It's important to note that in the current environment of lower municipal yields and much lower inflation, "real" interest rates -- interest rates minus

                       6 - Scudder Managed Muncipal Bonds

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

Municipal Yields Compared with Inflation
December 31, 1994 - December 31, 1997

LINE CHART DATA:
---------------------------------------------------------------------------
                                 CPI                10-year municipal bonds
---------------------------------------------------------------------------
   12/94                        2.80%                        5.80%
                                3.05                         5.30
                                2.76                         5.05
                                2.81                         4.90
   1/96                         2.73                         4.65
                                2.90                         5.00
                                2.95                         5.15
                                2.99                         5.00
   1/97                         3.04                         4.85
                                2.50                         5.10
                                2.23                         4.75
                                2.08                         4.50
  12/97                         1.84                         4.60


Chart indicates a 2.76% Spread between the 10-year municipal bonds at 4.60% 12/97) and the CPI at 1.84% (12/97)

Municipal yields represented by 10-year, AAA-rated municipal bonds.

Inflation represented by CPI (Consumer Price Index).

Sources:  Salomon Brothers; Datastream


increases in the CPI, a recognized barometer of inflation -- have rarely been higher. Real interest rates depict the level of income bondholders actually earn, taking into account the erosion in value of their principal from inflation. The above chart illustrates the gap between municipal bond yield levels and inflation since December 1994.


                                   High Grade,
                              Longer-Maturity Bonds

Our fundamental focus during the Fund's most recent fiscal year remained the same: to purchase bonds with call protection, ensuring that a significant portion of the Fund's bonds are not retired before maturity. (Generally, as rates fall, a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our emphasis on call protection provides a more reliable income stream than would exist if the Fund's portfolio held a significant proportion of bonds that could be called in before their stated maturities. In addition, the Fund maintained an average effective maturity comparable to its competitive universe throughout the year: As of December 31, 1997, Scudder Managed Municipal Bonds' average effective maturity was 9.7 years.

Overall, we continue to purchase high-grade, longer-maturity municipal bonds to pursue our primary investment goal: to achieve investment results superior to an unmanaged portfolio of municipal bonds. On December 31, bonds with effective maturities between 10 and 20 years represented 37% of the Fund's portfolio. Bonds in this maturity range offer attractive value -- they provide nearly as much yield as bonds with the longest (30-year) maturities, but with measurably less price volatility.

Diversification remains an important strategy for the Fund, allowing the spread of risk over a large number of sectors, maturities, and geographic areas. As of December 31, 1997, the Fund held securities issued in 27 states plus the District of Columbia. Lastly, the Fund's overall credit quality remains high, with over 65% of Fund assets rated AAA or AA, or of equivalent quality. Securities are rated by Standard & Poor's, Moody's Investor Service, Fitch Investors Service, or, if unrated, assigned a rating by Scudder. The Portfolio Summary on page 5 provides more information about the Fund's holdings, including quality, maturity, and sector diversification.

                       7 - Scudder Managed Muncipal Bonds

                          Inflation Expectation is Low

Amid the gloom (and economic pain for the people of Asia) of the Asian currency crisis is a ray of sunshine -- the relaxing of inflation worries in the U.S. bond market. Though no one can predict exactly how long it will last, we expect this slow-growth, low-inflation environment to continue and to benefit municipal bonds over the coming months. With this in mind, we will continue to purchase longer-maturity noncallable municipal bonds and look to add higher-yielding bonds when opportunities and attractive values present themselves. At the same time, we will attempt to limit the amount of taxable capital gains generated through turnover in the Fund's portfolio, carefully weighing each trade. As always, rather than attempting to predict short-term market movements, we will search for value as we seek high tax-free income and attractive total returns for our investors.

Sincerely,

Your Portfolio Management Team

/s/Donald C. Carleton       /s/Philip G. Condon

Donald C. Carleton          Philip G. Condon


                                     Scudder
                            Managed Municipal Bonds:
                          A Team Approach to Investing

  Scudder Managed Municipal Bonds is managed by a team of Scudder Kemper Investments, Inc. (SKI) professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by a large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging SKI's extensive resources.

  Lead Portfolio Manager Donald C. Carleton has had responsibility for the Scudder Managed Municipal Bonds' day-to-day operations since 1986 and joined SKI in 1983. Don, who has more than 25 years of experience in the investment industry, also serves as Lead Portfolio Manager for Scudder Medium Tax Free Fund and other SKI funds. Philip G. Condon, Portfolio Manager, became a member of the team in 1988 and has worked at SKI since 1983. Phil, who has more than 16 years of experience in municipal investing, also is Lead Portfolio Manager of Scudder High Yield Tax Free Fund and Scudder Massachusetts Tax Free Fund, as well as other SKI tax free funds.

                       8 - Scudder Managed Muncipal Bonds

                          Glossary of Investment Terms

 BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

 GENERAL OBLIGATION BOND          A municipal bond backed by the "full faith
                                  and credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

 INFLATION                        An overall increase in the prices of goods
                                  and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                                  -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 MUNICIPAL BOND                   An interest-bearing debt security issued by a
                                  state or local government entity.

 NET ASSET VALUE (NAV)            The price per share of a mutual fund based on
                                  the sum of the market value of all the
                                  securities owned by the fund divided by the number of outstanding shares.

 TAXABLE EQUIVALENT YIELD         The level of yield a fully taxable instrument
                                  would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

 30-DAY SEC YIELD                 The standard yield reference for bond funds,
                                  based on a formula prescribed by the SEC.
                                  This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of share price changes plus
                                  income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: SKI; Barron's Dictionary of Finance and Investment Terms)

                       9 - Scudder Managed Muncipal Bonds

                  Investment Portfolio as of December 31, 1997

                                                                                                    Credit
                                                                                   Principal       Rating(c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 0.8%
------------------------------------------------------------------------------------------------------------------------------
Arizona
Arizona Educational Loan Marketing Corporation, Educational Loan Revenue
  35 Day Auction Series 1997A, 4.15%, 12/1/02 ..................................  2,000,000          AA              2,000,000

Kansas
Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light,
  Periodic Auction Reset, 4.15%, 12/1/23* ......................................  1,000,000          A               1,000,000

Massachusetts
Massachusetts Industrial Finance Agency, Merritt Care, Daily Demand Note, 5%,
  4/1/09* ......................................................................    200,000          MIG1              200,000

Ohio
Cuyahoga County, OH, Health & Education, University Hospital of Cleveland,
  Daily Demand Note, 5.2%, 1/1/16* .............................................  1,000,000          MIG1            1,000,000

Texas
Harris County, TX, Health Facilities Authority, Saint Lukes, Daily Demand Note,
  5%, 2/15/27* .................................................................    900,000          A1+               900,000
North Central, TX, Health Facilities Development Corp., Methodist Hospital of
  Dallas, Daily Demand Note, Series C, 5%, 12/1/15* ............................    700,000          MIG1              700,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $5,800,000)                                                             5,800,000
------------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 99.2%
------------------------------------------------------------------------------------------------------------------------------

Alaska
North Slope Borough, AK, General Obligation:
  Series B, Zero Coupon, 1/1/03 (d) (g) ........................................  8,000,000          AAA             6,394,720
  Capital Appreciation:
   Series A, Zero Coupon, 6/30/06 (d) ..........................................  7,000,000          AAA             4,732,000
   Series B, Zero Coupon, 6/30/04 (d) .......................................... 15,000,000          AAA            11,175,300
   Series B, Zero Coupon, 6/30/05 (d) .......................................... 18,200,000          AAA            12,883,234

Arizona
Maricopa County, AZ, School District #28, Kyrene Elementary School,
  Series B, Zero Coupon, 1/1/06 ................................................  4,905,000          AAA             3,419,717

California
California General Obligation:
  6.25%, 10/1/07 (d) ...........................................................  4,000,000          AAA             4,605,240
  6.25%, 4/1/08 (d) ............................................................  5,000,000          AAA             5,771,800
  6.6%, 2/1/09 (d) ............................................................. 15,600,000          AAA            18,478,668

    The accompanying notes are an integral part of the financial statements.


                       10 - Scudder Managed Muncipal Bonds

                                                                                                    Credit
                                                                                   Principal       Rating(c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
California Housing Finance Agency, Multi-Unit Rental Housing Revenue, Series A,
  7.7%, 8/1/10 .................................................................  1,000,000          A               1,106,170
California Pollution Control Financing Authority, Solid Waste Disposal Revenue,
  Canadian Fibre of Riverside PJ, Series 1997A, 9%, 7/1/19 ..................... 12,000,000          NR             12,669,480
California Statewide Community Development Authority, Certificate of
  Participation, Lutheran Homes, 5.5%, 11/15/08 ................................  2,250,000          A               2,403,720
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue,
  Senior Lien, Series A:
   Step-up Coupon, 0% to 1/1/05, 7.05% to 1/1/09 ...............................  5,000,000          BBB             3,704,200
   Step-up Coupon, 0% to 1/1/05, 7.1% to 1/1/11 ................................  4,000,000          BBB             3,011,360
   Step-up Coupon, 0% to 1/1/05, 7.1% to 1/1/12 ................................  4,000,000          BBB             3,018,120
   Step-up Coupon, 0% to 1/1/05, 7.15% to 1/1/14 ...............................  6,250,000          BBB             4,725,125
   Zero Coupon, 0% to 1/1/15 ................................................... 11,000,000          BBB             4,395,050
Los Angeles County, CA, Certificate of Participation, Disney Parking Project,
  Zero Coupon:
   9/1/07 ......................................................................  4,030,000          A               2,432,790
   9/1/09 ......................................................................  5,425,000          A               2,916,860
Roseville, CA, Unified High School District, General Obligation:
   Series B, Zero Coupon, 8/1/10 (d) ...........................................  1,830,000          AAA               995,172
   Series B, Zero Coupon, 8/1/15 (d) ...........................................  1,000,000          AAA               406,890
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue,
  Capital Appreciation, Refunding, Series 1997A, Zero Coupon, 1/15/12 ..........  2,000,000          AAA               993,020
San Joaquin, CA, Certificate of Participation, County Public Facilities
  Project, 5.5%, 11/15/13 (d) ..................................................  3,895,000          AAA             4,190,747

Colorado
Castle Rock Ranch Colorado Public Improvements Authority Public Facilities
  Revenue, 6.25%, 12/1/17 ......................................................  4,820,000          AA              5,514,514
Colorado Housing Finance Authority Revenue:
  Series A, 8.25%, 10/1/10 (b) .................................................  1,940,000          AA              2,184,886
  Series A, 8.25%, 10/1/11 .....................................................  1,680,000          AA              1,885,313
  Series A, 8.25%, 10/1/12 .....................................................  1,945,000          AA              2,174,063
  Series A, Multi-Family Mortgage:
   8.1%, 10/1/05 ...............................................................  2,030,000          AA              2,306,527
   8.15%, 10/1/06 ..............................................................  2,145,000          AA              2,436,784
   8.15%, 10/1/07 ..............................................................  2,320,000          AA              2,630,346
   8.2%, 10/1/08 ...............................................................  2,510,000          AA              2,845,311
   8.2%, 10/1/09 ...............................................................  2,725,000          AA              3,076,770

    The accompanying notes are an integral part of the financial statements.


                       11 - Scudder Managed Muncipal Bonds

                                                                                                    Credit
                                                                                   Principal       Rating(c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Denver, CO, Urban Renewal Authority Tax Incremental Revenue, 7.5%, 9/1/04 ......  1,000,000          SS&C            1,069,090

District Of Columbia
District of Columbia, Certificate of Participation:
  7.3%, 1/1/13 .................................................................  1,000,000          BB              1,096,690
  Series 1993, 6.875%, 1/1/03 ..................................................  2,155,000          BB              2,259,065
District of Columbia, General Obligation:
  Series A, 5.875%, 6/1/05 (d) .................................................  3,300,000          AAA             3,590,235
  Series B, Zero Coupon, 6/1/03 (d) ............................................  2,000,000          AAA             1,573,280
  Series B3, 5.3%, 6/1/05 (d) ..................................................  1,350,000          AAA             1,420,200
  Series B3, 5.5%, 6/1/07 (d) ..................................................  1,000,000          AAA             1,070,170
  Series B3, 5.5%, 6/1/08 (d) ..................................................  3,225,000          AAA             3,460,748
District of Columbia, Georgetown University, Series A, 7.25%, 4/1/11 ...........  2,965,000          A               3,045,263

Georgia
Burke County, GA, Development Authority, Pollution Control Revenue, Ogelthorpe
  Power Corp., Vogtle Project, 7.7%, 1/1/06 (d) ................................  5,000,000          AAA             5,898,738
Georgia Municipal Electricity Authority Power Revenue, 6.5%, 1/1/12 (d) ........  3,500,000          AAA             4,093,670
Monroe County, GA, Development Authority, Pollution Control Revenue, Ogelthorpe
  Power Corporation, Scherer Project, 6.7%, 1/1/09 .............................  3,255,000          A               3,787,876
Municipal Electric Authority of Georgia, Power Revenue,
  Series V, 6.5%, 1/1/12 (d) ...................................................  5,000,000          AAA             5,848,100

Illinois
Central Lake County, IL, Joint Action Water Agency, Refunding Revenue, Zero
  Coupon, 5/1/04 (d) ...........................................................  2,445,000          AAA             1,841,061
Chicago, IL, Motor Fuel Tax Revenue, 5.375%, 1/1/14 (d) ........................  5,000,000          AAA             5,267,000
Chicago, IL, General Obligation:
  Emergency Telephone System, 5.6%, 1/1/09 (d) .................................  7,200,000          AAA             7,796,736
  Series 1996-A-2, 6.25%, 1/1/14 (d) ...........................................  3,750,000          AAA             4,288,950
Chicago, IL, General Obligation Lease, Board of Education, Series A, 6.25%,
  1/1/15 (d) ...................................................................  2,725,000          AAA             3,118,790
Chicago, IL, Public Building Commission:
  Building Revenue, Series A, 5.25%, 12/1/08 (d) ...............................  2,655,000          AAA             2,828,000
  Capital Appreciation, ETM, Series 1990A, Zero Coupon, 1/1/08 (d)** ...........  4,000,000          AAA             2,508,720
Chicago, IL, Wastewater Transmission Revenue, 5.375%, 1/1/13 (d) ...............  3,100,000          AAA             3,285,628
Cook County, IL, Community High School District #233, Homewood & Flossmor,
  Series 1993B, Zero Coupon, 12/1/11 (d) .......................................  1,690,000          AAA               847,670
Du-Page, IL, Industrial Development Revenue, Weyerhaeuser Company Project,
  Series 1983, 8.65%, 11/1/08 ..................................................  3,600,000          NR              3,675,492
Hoffman Estates, IL, Tax Incremental Revenue, Zero Coupon, 5/15/06 .............  8,500,000          A               5,732,910


    The accompanying notes are an integral part of the financial statements.


                       12 - Scudder Managed Muncipal Bonds

                                                                                                    Credit
                                                                                   Principal       Rating(c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Illinois Development Finance Authority Refunding Revenue Commonwealth Edison,
  Series 1994, 5.85%, 1/15/14 (d) ..............................................  5,000,000          AAA             5,524,500
Illinois Educational Facilities Authority, Loyola University,
  Zero Coupon, 7/1/05 (d) ......................................................  3,100,000          AAA             2,202,457
Illinois Health Facilities Authority:
  Delnor Community Hospital, 5.5%, 5/15/13 (d) .................................  1,500,000          AAA             1,544,745
  Memorial Medical Center-- Springfield, 5.25%, 10/1/09 (d) ....................  1,725,000          AAA             1,803,902
Illinois Health Facilities Authority Revenue, University of
  Chicago Hospital, Series A, 5.5%, 8/15/08 (d) ................................  2,500,000          AAA             2,637,225
Illinois State Sales Tax Revenue, Series P, 6.5%, 6/15/13 ......................  2,100,000          AAA             2,468,676
Northern Illinois University, Board of Regents:
  Series 1992, Zero Coupon, 4/1/05 (d) .........................................  1,865,000          AAA             1,340,208
  Series 1992, Zero Coupon, 10/1/05 (d) ........................................  1,865,000          AAA             1,310,013
  Series 1992, Zero Coupon, 4/1/06 (d) .........................................  1,865,000          AAA             1,275,343
  Series 1992, Zero Coupon, 10/1/06 (d) ........................................  1,865,000          AAA             1,246,305
  Series 1992, Zero Coupon, 4/1/07 (d) .........................................  1,865,000          AAA             1,212,437
  Series 1992, Zero Coupon, 10/1/07 (d) ........................................  1,865,000          AAA             1,184,555
Oak Lawn, IL, Water and Sewer Revenue:
  Series A, Zero Coupon, 10/1/03 (d) ...........................................  1,295,000          AAA             1,003,755
  Series A, Zero Coupon, 10/1/04 (d) ...........................................  1,295,000          AAA               957,096
  Series A, Zero Coupon, 10/1/05 (d) ...........................................  1,295,000          AAA               909,634
  Series A, Zero Coupon, 10/1/06 (d) ...........................................  1,295,000          AAA               865,397
Rosemont, IL:
  Tax Increment, Zero Coupon, 12/1/04 (d) ......................................  6,000,000          AAA             4,401,420
  Tax Increment-3, Zero Coupon, Series C, 12/1/05 (d) ..........................  7,060,000          AAA             4,921,597
State University Retirement System, IL, Special Revenue, Zero Coupon,
  10/1/05 (d) ..................................................................  7,000,000          AAA             4,916,940
Will County, IL, School District #201-U, Crete Monee, Zero Coupon,
  12/15/06 (d) .................................................................  3,725,000          AAA             2,465,838
Winnebago County, IL, School District #122:
  6.55%, 6/1/09 (d) ............................................................  1,675,000          AAA             1,975,579
  6.55%, 6/1/10 (d) ............................................................  1,825,000          AAA             2,158,701

Indiana
Indiana Health Facilities Financing Authority, Hospital Revenue Community
  Hospitals Project, Tax Exempt Custodian Receipts Refund:
  Series 1990A:
   6%, 7/1/01 ..................................................................    205,000          AAA               217,236
   6%, 7/1/03 ..................................................................    230,000          AAA               248,853
   6%, 7/1/04 ..................................................................    240,000          AAA               261,576

    The accompanying notes are an integral part of the financial statements.


                       13 - Scudder Managed Muncipal Bonds

                                                                                                    Credit
                                                                                   Principal       Rating(c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
   6%, 7/1/05 ..................................................................    255,000          AAA               279,972
   6%, 7/1/06 ..................................................................    270,000          AAA               298,345
   6%, 7/1/07 ..................................................................    285,000          AAA               316,473
   6%, 7/1/09 ..................................................................    165,000          AAA               183,889
   6%, 7/1/10 ..................................................................    175,000          AAA               194,919
   6%, 7/1/11 ..................................................................    185,000          AAA               205,507
   6%, 7/1/12 ..................................................................    190,000          AAA               210,885
   6%, 7/1/13 ..................................................................    200,000          AAA               222,082
   6%, 7/1/14 ..................................................................    215,000          AAA               238,450
   6%, 7/1/15 ..................................................................    225,000          AAA               249,365
   6%, 7/1/16 ..................................................................    235,000          AAA               260,434
   6%, 7/1/17 ..................................................................    250,000          AAA               277,593
   6%, 7/1/18 ..................................................................    265,000          AAA               294,391
  Series 1997A:
   6%, 7/1/02 ..................................................................    215,000          AAA               230,265
   6%, 7/1/08 ..................................................................    160,000          AAA               178,347
Indiana Municipal Power Agency, Power Supply System:
  Series B, 6%, 1/1/12 (d) .....................................................  1,750,000          AAA             1,964,200
  Series B, 5.5%, 1/1/16 (d) ...................................................  8,960,000          AAA             9,476,723
Indiana Transportation Finance Authority, Highway Revenue, Series A, 5.75%,
  6/1/12 (d) ...................................................................  5,000,000          AAA             5,495,400
Rockport, IN, Pollution Control Revenue, Series B, Refunding Bonds,
  7.6%, 3/1/16 .................................................................  4,500,000          BBB             4,919,445

Louisiana
Bastrop, LA, Industrial Development Board Pollution Control Revenue,
  International Paper Co. Project, 6.9%, 3/1/07 ................................ 10,250,000          A              11,319,895
New Orleans, LA, General Obligation, Zero Coupon, 9/1/05 (d) ...................  2,500,000          AAA             1,782,675

Maryland
Northeast Maryland Waste Disposal Authority, Southwest Resource Recovery System
  Revenue:
   6.9%, 1/1/00 ................................................................  1,595,000          AAA             1,683,698
   7.2%, 1/1/06 ................................................................  3,440,000          AAA             3,982,247
   7.2%, 1/1/07 ................................................................  3,390,000          AAA             3,924,366

Massachusetts
Massachusetts Bay Transportation Authority, General Transportation
  System, Series B, 6.2%, 3/1/16 ...............................................  2,500,000          A               2,861,650

    The accompanying notes are an integral part of the financial statements.


                       14 - Scudder Managed Muncipal Bonds

                                                                                                    Credit
                                                                                   Principal       Rating(c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Massachusetts College Building Authority Project:
  Series A, 7.5%, 5/1/10 .......................................................  4,110,000          A               5,195,246
  Series A, 7.5%, 5/1/14 .......................................................  3,750,000          A               4,802,400
Massachusetts Health & Educational Facilities Authority, Massachusetts General
  Hospital Series F, 6.25%, 7/1/12 (d) .........................................  3,000,000          AAA             3,377,220
Massachusetts Water Resource Authority:
  General Revenue, Series C, 6%, 12/1/11 ....................................... 10,000,000          A              11,196,700
  Series A, 6.5%, 7/15/09 ......................................................  2,625,000          A               3,054,818
  Series A, 6.5%, 7/15/19 ...................................................... 13,445,000          A              16,006,273

Michigan
Michigan State Hospital Finance Authority, Hospital Revenue, Sinai Hospital,
  Series 1995, 6%, 1/1/08 ......................................................  3,000,000          A               3,214,320

Montana
Montana Board Housing Revenue, Capital Appreciation, Single-Family Revenue,
  Series A, Zero Coupon, 6/1/10 ................................................  6,150,000          AA              1,589,345

Nevada
Nevada State Housing Division, Single Family Mortgage Revenue, Series R, 5.95%,
  10/1/11 ......................................................................  6,325,000          AA              6,615,697

New Hampshire
New Hampshire Higher Educational & Health Facilities Authority Revenue, 6.2%,
  1/1/12 .......................................................................  1,085,000          BBB             1,152,585
New Hampshire State Housing Authority, Single Family Revenue, 5.9%,
  7/1/19 (f) ...................................................................  2,000,000          AA              2,112,020

New York
Metropolitan Transportation Authority of New York:
  Services Contract, 5.75%, 7/1/13 (d) .........................................  6,775,000          AAA             7,473,028
  Transit Facilities Revenue, 7%, 7/1/02 .......................................  1,595,000          BBB             1,756,653
New York, NY, 7%, 2/1/05 .......................................................  2,700,000          AAA             3,024,000
New York City, NY, General Obligation:
  Series 1995 B, 6.75%, 8/15/03 ................................................  3,000,000          A               3,325,530
  Series 1995 E, 6.6%, 8/1/04 ..................................................  7,500,000          A               8,325,375
  Series 1995 E, 6.5%, 2/15/05 .................................................  7,000,000          A               7,750,260
  Series 1996 G, 6.75%, 2/1/09 .................................................  8,000,000          A               9,201,920
  Series A, 6.375%, 8/1/04 .....................................................  5,000,000          A               5,415,000
  Series B, 6%, 8/15/04 ........................................................  3,425,000          A               3,687,766
  Series B, 6.1%, 8/15/05 ......................................................  3,510,000          A               3,819,196
  Series H, 7.2%, 8/1/01 .......................................................    255,000          A                 278,078

    The accompanying notes are an integral part of the financial statements.


                       15 - Scudder Managed Muncipal Bonds

                                                                                                    Credit
                                                                                   Principal       Rating(c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
  Series H, 7.2%, 8/1/01 (d) ...................................................  2,005,000          AAA             2,180,297
  Prerefunded, Series 1989D, 7%, 8/1/02 (d) (e) ................................  1,445,000          AAA             1,534,157
  Prerefunded, Series 1989D, 7%, 8/1/02 (d) (e) ................................    125,000          AAA               132,713
  Prerefunded Balance, Series 1989D, 7%, 8/1/02 (d) (e) ........................    430,000          AAA               456,531
  Unrefunded Balance, Series 1989D, 7%, 8/1/02 .................................  1,125,000          A               1,186,560
  Unrefunded Balance, Series 1989D, 7%, 8/1/02 (d) .............................  1,705,000          AAA             1,807,198
  Unrefunded Balance, Series 1989D, 7%, 8/1/02 (d) .............................    515,000          AAA               545,869
  Unrefunded Balance, Series 1992-H, 7%, 2/1/05 ................................  1,195,000          A               1,311,740
New York State Dormitory Authority:
  College and University Pooled Capital Program, 7.8%,12/1/05 (d) ..............  3,710,000          AAA             3,891,679
  City University System, Consolidated Revenue:
   Series A, 5.75%, 7/1/06 .....................................................  4,000,000          BBB             4,279,960
   Series A, 5.75%, 7/1/06 (d) .................................................  3,000,000          AAA             3,295,800
   Series E, 5.75%, 7/1/06 .....................................................  5,255,000          BBB             5,622,797
   Series F, 5.375%, 7/1/07 ....................................................  2,000,000          BBB             2,088,460
  Montefiore Medical Center, 5.75%, 8/1/07 (d) .................................  5,015,000          AAA             5,487,814
New York State Medical Care Facilities, Finance Agency, Mount Sinai Hospital,
  Series 1983, 5.95%, 8/15/09 ..................................................  3,530,000          AAA             3,696,793
Port Authority of New York & New Jersey, Series 1996, 7%, 10/1/07 ..............  2,000,000          BBB             2,269,440

North Carolina
North Carolina Eastern Municipal Power Agency Series C, 7%, 1/1/07 .............  7,965,000          AA              9,133,147
North Carolina Municipal Power Agency, 5.25%, 1/1/09 ...........................  8,500,000          AAA             8,995,380
North Carolina Municipal Power Agency #1, Catawba Electric Refunding Revenue,
  7.25%, 1/1/07 ................................................................  6,500,000          A               7,637,240

Ohio
Ohio Water Development Authority, Pollution Control Revenue, Ohio Edison
  Company Project, Series 1989 A, 7.625%, 7/1/23 ...............................  4,890,000          BB              5,147,361

Pennsylvania
Philadelphia, PA, Hospital and Higher Education Facilities Authority, Temple
  University Hospital, Series A, 6.5%, 11/15/08 ................................  2,800,000          A               3,151,288

Rhode Island
Convention Center Authority Rhode Island Revenue, 5%, 5/15/20 (d) .............. 14,685,000          AAA            14,241,807
Rhode Island Housing and Mortgage Finance Corp., Home Ownership Opportunity
  Bond, Series 2, 7.5%, 10/1/21 ................................................    630,000          AA                643,854

Tennessee
Knox County, TN, Health, Education and Housing Facilities Board, Fort Sanders
  Alliance, 7.25%, 1/1/09 (d) ..................................................  3,250,000          AAA             4,009,200

    The accompanying notes are an integral part of the financial statements.


                       16 - Scudder Managed Muncipal Bonds

                                                                                                    Credit
                                                                                   Principal       Rating(c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Texas
Austin, TX, Combined Utility Systems Revenue Refunding, Zero Coupon, Series
  1993A, 5/15/03 (d) ...........................................................  2,890,000          AAA             2,283,851
Dallas-Fort Worth, TX, International Airport, American Airlines Inc.,
  7.5%, 11/1/25 ................................................................ 14,250,000          BBB            15,551,453
Dallas-Fort Worth, TX, International Airport Revenue:
  Series A, 7.375%, 11/1/09 (d) ................................................  4,500,000          AAA             5,262,705
  Series A, 7.8%, 11/1/07 (d) ..................................................  2,390,000          AAA             2,873,497
Harris County, TX, 5.5%, 8/15/06 (d) (f) .......................................  3,070,000          AAA             3,254,047
Harris County, TX, Health Facilities Texas Medical Center Project, Series 1996,
  6.25%, 5/15/10 (d) ...........................................................  3,000,000          AAA             3,455,490
Harris County, TX, Toll and Sub Lien, Series A, Zero Coupon, 8/15/04 (d) .......  4,050,000          AAA             3,020,166
Houston, TX, Water Conveyance System Contract, Certificate of Participation,
  Series J, 6.125%, 12/15/05 (d) ...............................................  2,500,000          AAA             2,791,400
Houston, TX, Water and Sewer System Authority:
  Series C, Zero Coupon, 12/1/05 (d) ........................................... 15,000,000          AAA            10,497,150
  Series C, Zero Coupon, 12/1/07 (d) ...........................................  3,400,000          AAA             2,153,220
Lower Colorado River Authority, TX, Revenue Refunding, Zero Coupon, 1/1/03 (d) .  8,900,000          AAA             7,149,014
San Antonio, TX, Airport Systems Revenue Refunding, 7%, 7/1/02 (d) .............  1,695,000          AAA             1,892,179
San Antonio, TX, Electric and Gas, Revenue Refunding:
  Series A, Zero Coupon, 2/1/05 (d) ............................................  7,000,000          AAA             5,086,200
  Series B, Zero Coupon, 2/1/05 (d) ............................................  5,000,000          AAA             3,633,000
Texas Municipal Power Agency Revenue, Zero Coupon, 9/1/12 ......................  5,150,000          AAA             2,471,125

Utah
Intermountain Power Agency, UT, Power Supply Revenue, Series C, 5.25%, 7/1/14 ..  4,000,000          AA              4,102,400
Intermountain Power Supply Agency, UT, Series 1993, 5.55%, 7/1/11 ..............  3,000,000          A               3,120,990
Salt Lake City, UT, Hospital Revenue, Intermountain Health Care, Series 1992,
  Inversed Inflow, 7.1%, 2/15/12*** ............................................  1,500,000          AA              1,681,935
Utah Associated Municipal Power System, Hunter Project, Refunding Revenue, Zero
  Coupon, 7/1/03 (d) ...........................................................  5,700,000          AAA             4,479,345

Virginia
Chesapeake, VA Water and Sewer, Series 1995A, 5%, 12/1/25 ......................  5,000,000          AA              4,867,700
Virginia Beach, VA, Development Authority, Virginia Beach General Hospital
  Project, 5.125%, 2/15/18 (d) .................................................  3,000,000          AAA             3,023,880

Washington
Washington Health Care Facilities Authority:
  Empire Health Services-Spokane, 5.8%, 11/1/08 (d) ............................  4,865,000          AAA             5,372,809

    The accompanying notes are an integral part of the financial statements.


                       17 - Scudder Managed Muncipal Bonds

                                                                                                    Credit
                                                                                   Principal       Rating(c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
  Franciscan Health System -- St. Joseph's Hospital:
   5.4%, 1/1/07 (d) ............................................................  2,000,000          AAA             2,125,920
   5.4%, 1/1/08 (d) ............................................................  2,645,000          AAA             2,824,014
  Sisters of St. Joseph of Peace, 5.3%, 3/1/09 (d) .............................  4,315,000          AAA             4,556,856
Washington Public Power Supply System:
  Nuclear Project #1, Refunding Revenue:
   Series 1990B, 7.25%, 7/1/09 (d) ............................................. 12,350,000          AAA            15,018,712
   Series 1993B, 5.5%, 7/1/06 (d) ..............................................  4,915,000          AAA             5,255,413
   Series A, 7.15%, 7/1/02 (d) .................................................  2,550,000          AAA             2,716,209
   Series A, Zero Coupon, 7/1/07 (d) ...........................................  8,570,000          AAA             5,481,458
  Nuclear Project #2, Refunding Revenue:
   Series 1993B, 5.5%, 7/1/06 (d) ..............................................  4,000,000          AAA             4,277,040
   Series A, 6%, 7/1/07 (d) ....................................................  7,000,000          AA              7,767,340
   Series A, 7.25%, 7/1/06 .....................................................  7,000,000          AAA             8,270,220
  Nuclear Project #3, Refunding Revenue:
   5.65%, 7/1/08 (d) ...........................................................  3,000,000          AAA             3,257,400
   Series A, Zero Coupon, 7/1/06 (d) ...........................................  1,380,000          AAA               929,016
   Series B, Zero Coupon, 7/1/02 (d) ........................................... 11,925,000          AAA             9,791,021
   Series B, 7.375%, 7/1/04 ....................................................    750,000          AA                817,418
   Series B, Zero Coupon, 7/1/06 ...............................................  5,555,000          AAA             3,739,626
   Series B, Prerefunded, 7.25%, 7/1/15 (e) ....................................  5,000,000          AAA             5,400,750
   Series C, 5%, 7/1/06 (d) ....................................................  7,000,000          AAA             7,239,960

Wisconsin
Green Bay, WI, Industrial Development Revenue, Weyerhaeuser Company Project,
  Series A, 9%, 9/1/06 .........................................................  1,700,000          NR              1,712,325
Wisconsin Health and Educational Facilities Authority, Hospital Sisters
  Services Inc., Obligated Group, 5.375%, 6/1/13 (d) ...........................  1,500,000          AAA             1,527,000

Wyoming
Wyoming Community Development Authority, Single Family Mortgage, Series A,
  5.85%, 6/1/13 ................................................................  3,000,000          AA              3,096,240
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $643,469,514)                                                          717,941,192
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $649,269,514) (a)                                                       723,741,192
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       18 - Scudder Managed Muncipal Bonds

--------------------------------------------------------------------------------
(a) The cost for federal income tax purposes was $649,269,514. At December 31, 1997, gross and net unrealized appreciation for all securities based on tax cost was $74,471,678.

(b) At December 31, 1997 this security, in part, has been pledged to cover initial margin requirements for open futures contracts.

      At December 31, 1997, open futures contracts sold short were as follows (Note A):

                                                 Aggregate
      Futures         Expiration   Contracts   Face Value ($)   Market Value ($)
      -------         ----------   ---------   --------------   ----------------
      20 Year U.S.
      Treasury Bonds  March, 1998      100        11,918,050       12,046,875
                                                  ----------       ----------

      Total net unrealized depreciation on open futures contracts
      sold short ...............................................     (128,825)
                                                                     ========

(c) All of the securities held have been determined by the Adviser to be of the appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder (SS&C) and unrated securities (NR) have been determined to be of comparable quality to rated securities.

(d) Bond is insured by one of these companies: AMBAC, BIG, Capital Guaranty, FGIC, FSA or MBIA.

(e) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

(f) When-issued or forward delivery securities (See Note A in Notes to Financial Statements).

(g) At December 31, 1997, these securities, in part or in whole, have been segregated to cover when-issued or forward delivery securities.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rates as of December 31, 1997.

    The accompanying notes are an integral part of the financial statements.


                       19 - Scudder Managed Muncipal Bonds

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of December 31, 1997

Assets
------------------------------------------------------------------------------------------------------------------------------
                Investments, at market (identified cost $649,269,514) ................         $ 723,741,192
                Cash .................................................................                39,334
                Receivable for investments sold ......................................               345,000
                Interest receivable ..................................................            11,464,788
                Receivable for Fund shares sold ......................................               108,411
                Other assets .........................................................                20,952
                                                                                              ----------------
                Total assets .........................................................           735,719,677
Liabilities
------------------------------------------------------------------------------------------------------------------------------
                Dividends payable ....................................................             1,502,761
                Payable for when-issued or forward delivery securities ...............             5,070,000
                Payable for Fund shares redeemed .....................................               244,187
                Payable for daily variation margin on open futures contracts .........                59,375
                Accrued management fee ...............................................               309,982
                Other payables and accrued expenses ..................................               225,367
                                                                                              ----------------
                Total liabilities ....................................................             7,411,672
               -----------------------------------------------------------------------------------------------
                Net assets, at market value ..........................................         $ 728,308,005
               -----------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                Net assets consist of:
                Net unrealized appreciation (depreciation) on:
                   Investments .......................................................            74,471,678
                   Futures ...........................................................              (128,825)
                Accumulated net realized loss ........................................            (5,542,536)
                Paid-in capital ......................................................           659,507,688
               -----------------------------------------------------------------------------------------------
                Net assets, at market value ..........................................         $ 728,308,005
               -----------------------------------------------------------------------------------------------
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
                Net Asset Value, offering and redemption price per share
                   ($728,308,005 / 79,790,697 outstanding shares of
                    beneficial interest, $.01 par value, unlimited number of                  ----------------
                    shares authorized) ...............................................                 $9.13
                                                                                              ----------------

    The accompanying notes are an integral part of the financial statements.


                       20 - Scudder Managed Muncipal Bonds

                             Statement of Operations
                          year ended December 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ............................................................      $  41,611,211
                                                                                           -----------------
                 Expenses:
                 Management fee ......................................................          3,705,253
                 Services to shareholders ............................................            501,949
                 Custodian and accounting fees .......................................            217,024
                 Trustees' fees and expenses .........................................             44,067
                 Reports to shareholders .............................................             62,142
                 Auditing ............................................................             49,693
                 Registration fees ...................................................             32,094
                 Legal ...............................................................             13,374
                 Other ...............................................................             23,041
                                                                                           -----------------
                                                                                                4,648,637
                --------------------------------------------------------------------------------------------
                 Net investment income                                                         36,962,574
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .........................................................          5,118,456
                 Futures .............................................................           (671,525)
                                                                                           -----------------
                                                                                                4,446,931
                                                                                           -----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments .........................................................         22,824,389
                 Futures .............................................................           (265,325)
                                                                                           -----------------
                                                                                               22,559,064
                --------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    27,005,995
                --------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $  63,968,569
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       21 - Scudder Managed Muncipal Bonds

                       Statements of Changes in Net Assets

                                                                                   Years Ended December 31,
Increase (Decrease) in Net Assets                                                   1997             1996
-------------------------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income .......................................   $  36,962,574    $  38,878,965
               Net realized gain from investment transactions ..............       4,446,931        2,984,085
               Net unrealized appreciation (depreciation) on investment
                  transactions during the period ...........................      22,559,064      (12,448,000)
                                                                              ---------------  ----------------
               Net increase in net assets resulting from operations ........      63,968,569       29,415,050
                                                                              ---------------  ----------------
               Distributions to shareholders from:
               Net investment income .......................................     (36,962,574)     (38,878,965)
                                                                              ---------------  ----------------
               Net realized gains ..........................................      (3,989,109)               --
                                                                              ---------------  ----------------
               Fund share transactions:
               Proceeds from shares sold ...................................      65,569,325       59,805,253
               Net asset value of shares issued to shareholders in
                  reinvestment of distributions ............................      21,815,625       19,595,317

               Cost of shares redeemed .....................................    (119,516,692)    (107,450,318)
                                                                              ---------------  ----------------
               Net decrease in net assets from Fund share transactions .....     (32,131,742)     (28,049,748)
                                                                              ---------------  ----------------
               Increase (decrease) in net assets ...........................      (9,114,856)     (37,513,663)
               Net assets at beginning of period ...........................     737,422,861      774,936,524
                                                                              ---------------  ----------------
               Net assets at end of period .................................   $ 728,308,005    $ 737,422,861
                                                                              ---------------  ----------------
Other Information
-------------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) in Fund shares
               Shares outstanding at beginning of period ...................      83,437,562       86,659,129
                                                                              ---------------  ----------------
               Shares sold .................................................       7,354,111        6,821,954
               Shares issued to shareholders in reinvestment of
                  distributions ............................................       2,441,767        2,240,147
               Shares redeemed .............................................     (13,442,743)     (12,283,668)
                                                                              ---------------  ----------------
               Net decrease in Fund shares .................................      (3,646,865)      (3,221,567)
                                                                              ---------------  ----------------
               Shares outstanding at end of period .........................      79,790,697       83,437,562
                                                                              ---------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                       22 - Scudder Managed Muncipal Bonds

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                        Years Ended December 31,

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
----------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of          ---------------------------------------------------------------------------------------
   period .............   $8.84    $8.94    $8.07    $9.09    $8.72    $8.80    $8.45    $8.54    $8.60    $8.24
Income from investment   ---------------------------------------------------------------------------------------
   operations:
Net investment income..     .46      .45      .48      .46      .47      .51      .53      .55      .59      .60
Net realized and
   unrealized gain
   (loss) on investment
   transactions .......     .34     (.10)     .87    (1.00)     .66      .25      .47       --      .33      .38
Total from investment    ---------------------------------------------------------------------------------------
   operations .........     .80      .35     1.35     (.54)    1.13      .76     1.00      .55      .92      .98
                         ---------------------------------------------------------------------------------------
Less distributions:
From net investment
   income .............    (.46)    (.45)    (.48)    (.46)    (.47)    (.51)    (.53)    (.55)    (.59)    (.60)
From net realized gains
   on investment
   transactions .......    (.05)      --       --       --     (.29)    (.33)    (.12)    (.09)    (.39)    (.02)
In excess of net
   realized gains .....      --       --       --     (.02)      --       --       --       --       --       --
                         ---------------------------------------------------------------------------------------
Total distributions ...    (.51)    (.45)    (.48)    (.48)    (.76)    (.84)    (.65)    (.64)    (.98)    (.62)
                         ---------------------------------------------------------------------------------------
Net asset value, end of  ---------------------------------------------------------------------------------------
   period .............   $9.13    $8.84    $8.94    $8.07    $9.09    $8.72    $8.80    $8.45    $8.54    $8.60
----------------------------------------------------------------------------------------------------------------
Total Return (%) ......    9.29     4.15    17.12    (6.04)   13.32     8.98    12.23     6.77    11.19    12.27
Ratios and Supplemental
   Data
Net assets, end of
   period
   ($ millions) .......     728      737      775      709      910      830      796      719      691      635
Ratio of operating
   expenses to average
   net assets (%) .....     .64      .63      .63      .63      .63      .63      .64      .61      .62      .61
Ratio of net investment
   income to average
   net assets (%) .....    5.12     5.20     5.59     5.41     5.21     5.76     6.16     6.61     6.78     7.13
Portfolio turnover
   rate (%) ...........     9.8     12.2     17.8     33.7     52.8     59.6     32.4     72.1     89.8     75.5


                       23 - Scudder Managed Muncipal Bonds

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Managed Municipal Bonds (the "Fund") is organized as a diversified series of Scudder Municipal Trust, a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market securities are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the year ended December 31, 1997, the Fund purchased interest rate futures to manage the duration of the portfolio and sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.


                       24 - Scudder Managed Muncipal Bonds

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

In addition, from November 1, 1997 through December 31, 1997, the Fund incurred approximately $151,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 1998.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis. Interest income is accrued pro rata to the earlier of call or maturity.

                      B. Purchases and Sales of Securities

During the year ended December 31, 1997, purchases and sales of municipal securities (excluding short-term investments) aggregated $69,286,017 and $111,461,080, respectively.

The aggregate face value of futures contracts opened and closed during the year ended December 31, 1997 was $45,409,700 and $44,890,650, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new


                       25 - Scudder Managed Muncipal Bonds

Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% on the first $200,000,000 of average daily net assets, 0.50% on the next $500,000,000 of such net assets and 0.475% on such net assets in excess of $700,000,000, computed and accrued daily and payable monthly. For the year ended December 31, 1997, the fee pursuant to these agreements amounted to $3,705,253, which was equivalent to an annual effective rate of 0.51% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. During the year ended December 31, 1997, the amount charged to the Fund by SSC aggregated $329,430, of which $26,971 is unpaid at December 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SFAC aggregated $96,839, of which $8,012 is unpaid at December 31, 1997.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1997, Trustees' fees and expenses aggregated $44,067.


                       26 - Scudder Managed Muncipal Bonds

                        Report of Independent Accountants

To the Trustees of Scudder Municipal Trust and the Shareholders of Scudder Managed Municipal Bonds:

We have audited the accompanying statement of assets and liabilities of Scudder Managed Municipal Bonds, including the investment portfolio, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Managed Municipal Bonds as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
February 19, 1998


                       27 - Scudder Managed Muncipal Bonds

                                 Tax Information

The Fund paid distributions of $0.045 per share from long-term capital gains during its year ended December 31, 1997, of which 40.40% represents 20% rate gains. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,882,533 as a long-term capital gain dividend for the fiscal year ended December 31, 1997, of which 50.71% represents 20% rate gains.

Of the dividends paid from net investment income for the year ended December 31, 1997, 100% are tax exempt for regular federal income tax purposes, and 2.95% should be treated as an item of preference for purposes of the federal alternative minimum tax, if applicable.


                       28 - Scudder Managed Muncipal Bonds

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Managed Municipal Bonds (the "Fund") was held on October 24, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

         For            Against           Abstain        Broker Non-Votes*
         ---            -------           -------        -----------------

      54,730,640       1,695,132         1,640,822                      0

2.    To elect Trustees.



                                                    Number of Votes:
                                                    ----------------

               Trustee                       For                      Withheld
               -------                       ---                      --------

 Henry P. Becton, Jr.                     56,421,157                 1,645,438

 Dawn-Marie Driscoll                      56,383,088                 1,683,507

 Peter B. Freeman                         56,409,396                 1,657,199

 George M. Lovejoy, Jr.                   56,333,986                 1,732,609

 Dr. Wesley W. Marple, Jr.                56,379,949                 1,686,646

 Daniel Pierce                            56,428,849                 1,637,746

 Kathryn L. Quirk                         56,413,021                 1,653,574

 Jean C. Tempel                           56,377,041                 1,689,554


3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:
                                ----------------

         For            Against           Abstain        Broker Non-Votes*
         ---            -------           -------        -----------------

      50,498,522       3,817,299         2,522,412           1,228,362


                      29 - Scudder Managed Municipal Bonds

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For             Against          Abstain        Broker Non-Votes*
         ---             -------          -------        -----------------

      51,804,282        3,452,462        2,438,307            941,232

5. To approve the revision of certain fundamental investment policies.


                                                                            Number of Votes:
                                                                            ----------------
                                                                                                            Broker
               Fundamental Policies                      For            Against           Abstain         Non-Votes*
               --------------------                      ---            -------           -------         ----------


       5.1   Diversification                         50,444,914        3,352,347         3,040,971        1,228,362

       5.2   Borrowing                               50,080,079        3,717,183         3,040,971        1,228,362

       5.3   Senior securities                       50,407,684        3,389,578         3,040,971        1,228,362

       5.4   Concentration                           50,395,513        3,400,433         3,042,287        1,228,362

       5.5   Loans                                   50,438,453        3,359,314         3,040,465        1,228,362

       5.6   Underwriting of securities              50,465,960        3,331,301         3,040,971        1,228,362

       5.7   Investment in real estate               50,343,894        3,454,371         3,039,967        1,228,362

       5.8   Purchases of physical commodities       50,334,347        3,463,329         3,040,558        1,228,362

       5.9   Investment in California municipal          N/A              N/A               N/A              N/A
             securities

       5.10  Investment in municipal securities      50,475,025        3,324,160         3,039,048        1,228,362

       5.11  Investment in Massachusetts                 N/A              N/A               N/A              N/A
             municipal securities

       5.12  Investment in New York municipal            N/A              N/A               N/A              N/A
             securities

       5.13  Investment in Ohio municipal                N/A              N/A               N/A              N/A
             securities

       5.14  Investment in Pennsylvania                  N/A              N/A               N/A              N/A
             municipal securities


                      30 - Scudder Managed Municipal Bonds

                                                                                                            Broker
               Fundamental Policies                      For            Against           Abstain         Non-Votes*
               --------------------                      ---            -------           -------         ----------

       5.15  Investment in short-term municipal          N/A              N/A               N/A              N/A
             securities

       5.16  Elimination of tax diversification          N/A              N/A               N/A              N/A

       5.17  Purchases of voting securities              N/A              N/A               N/A              N/A

       5.18  Affiliated transactions                     N/A              N/A               N/A              N/A

       5.19  Disclosed practices                     50,431,460        3,364,446         3,042,327        1,228,362

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

             For                      Against                    Abstain
             ---                      -------                    -------

          56,123,317                  575,869                   1,367,409

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                      31 - Scudder Managed Municipal Bonds

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics; President,
Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                       *Scudder Kemper Investments, Inc.


                      32 - Scudder Managed Muncipal Bonds

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                       33 - Scudder Managed Muncipal Bonds

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       34 - Scudder Managed Muncipal Bonds


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                       35 - Scudder Managed Muncipal Bonds

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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